UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name of agent for service: John E. Denneen, Esquire

Address of agent for service: 745 Fifth Avenue

New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 – December 31, 2022

Item 1.	Reports to Shareholders.

royceinvest.com

The Royce Funds 2022 Annual

Review and Report to Shareholders

December 31, 2022

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Opportunity Fund

Royce Small-Cap Special Equity Fund

Royce Small-Cap Total Return Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

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Letter to Our Shareholders

2022: THE MARKET’S ANNUS HORRIBILIS

Most investors were happy to see a miserable 2022 end. In a down year for U.S. equities, both small-and large-cap stocks suffered, with the Russell 2000 Index falling -20.4% while its large-cap sibling, the Russell 1000 Index, declined -19.1%. It was the third-worst calendar year performance for both indexes since their shared inception date of 12/31/78; each posted their lowest respective returns since 2008. The only two years that had lower returns were the same pair for both indexes: 2008 during the Financial Crisis and 2002 through the worst year of the Internet Bubble—which certainly puts the difficulties investors faced last year in context. The tech-heavy Nasdaq Composite fared even worse in 2022, losing -32.5%. Beyond the U.S., results were not much better: the MSCI ACWI ex USA Small Cap Index lost -20.0% for the calendar year, and the MSCI ACWI ex USA Large Cap Index fell -15.3%. Moreover, the double-digit losses were not limited to equities, as the Bloomberg Barclays U.S. Aggregate Bond Index was down -13.0% while its global counterpart, the Bloomberg Barclays Global Aggregate Bond Index, was off -16.2%.

Negative return years for both stocks and bonds are rare occurrences—it’s happened roughly a dozen times since the Great Depression. The combined double-digit losses for large caps and bonds made 2022 even more exceptional for another, related reason: it was one of the worst years on record for that longstanding staple of diversified portfolios, the 60/40 mix of stocks and bonds. Since the 1930s, the 60/40 split has had double-digit calendar year losses only six times. So, while 2022’s final quarter saw positive results for many equity indexes, the entire year gave most investors “nowhere to run to, nowhere to hide,” beyond certain commodities and the U.S. dollar.

The steep declines for so many different investment vehicles made sense not simply due to the many challenges facing the world, but also because of the now familiar but still dizzying array of contradictory macro developments. On the negative side, we endured ongoing inflation, a decidedly hawkish Fed, the war in Ukraine, and a widely anticipated—though yet to occur—recession. On the positive end, we had strong labor markets and a surprisingly resilient U.S. economy, with real U.S. GDP (Gross Domestic Product) for the third quarter adjusted upward in December from 2.8% to 3.2%—and initial fourth quarter estimates being pegged at 2.8%. Although these figures do not equate to vibrant economic

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LETTER TO OUR SHAREHOLDERS

growth, they are far from indicating recession. The question is what comes next for stocks? If the bear market’s days are numbered, when will its number be up? While we make no claim to having a definitive answer, we have done our usual rounds of digging into history and current valuations to help us make sense of the present and to see what factors might be signaling a brighter course for small caps as well as for our own investment strategies. In our estimation, it makes sense for the bear to be feeling some high anxiety.

SMALL CAP’S BRIGHT(ER) FUTURE

The -38% decline for the average stock in the Russell 2000 is notable compared to the -27% slide for the average stock in the Russell 1000 from each index’s respective 52-week highs. Moreover, the Russell 2000 fell -31.9% from its peak on 11/8/21 through its most recent low on 6/16/22, while the Russell 1000 lost less from its peak on 1/3/22 through its most recent low on 9/30/22, down -25.0%. In addition, several years of small-cap underperformance have led to the Russell 2000 hitting an extreme point versus the Russell 1000 at year-end: apart from the Covid-related market trough in March of 2020, small caps fell to their lowest weighting in the Russell 3000 Index in more than 20 years on 12/31/22. Finally, and arguably most importantly, the Russell 2000’s valuation remained near its lowest rate in 20 years compared to the Russell 1000’s, based on our preferred valuation metric of the median last 12 months’ enterprise value to earnings before taxes (LTM EV/EBIT)—even in the immediate aftermath of 2022’s correction.

Both the “Nifty Fifty” market of the early 1970s and the current period were marked by uncertainty and prominent worries of high inflation and recession. The Nifty Fifty was a group of mostly multinational large-cap companies that many believed offered a steady, sure, and safe road to growth—until they were badly bruised in the bear market of 1973-74. In the current period, a perception of safety was reserved until recently for an even smaller number of mega-cap stocks: the “FAAMG” group of Facebook, Apple, Amazon, Microsoft, and Google. Prior to each period’s bear market, the large-cap peak was crowded with these mega-cap stocks—which most recently reached their high in August of 2020. At 2020’s large-cap peak, these five stocks accounted for nearly 25% of the U.S. market’s total capitalization, much as AT&T, Eastman Kodak, Exxon, GM, and IBM did before the sharp correction of the 1970s. The earlier decline was followed by a long run of success for small-cap stocks on both an absolute and relative basis. Combined with small cap’s more favorable valuation and long, historically uncharacteristic period of underperformance, we think the stage is set for the asset class to retake market leadership from large cap.

Another important reversal suggests the likelihood of improved relative results for small caps in coming years: the pivot in Fed policy from the era of zero (or near zero) interest

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies)
From 12/31/02 through 12/31/22

1Earnings before interest and taxes.

Past performance is no guarantee of future results. Source: FactSet

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LETTER TO OUR SHAREHOLDERS

rates and easy money to a period of rate hikes and quantitative tightening, along with the knock-on effect of persistent inflation. For equity investors, this shift means a radically altered investment landscape. We believe those stocks that were the biggest winners under the past decade’s zero interest rate, low inflation, and low nominal growth regime will no longer lead, and that the unfolding macro environment points to small caps being able to sustainably, and not just tactically, outpace large caps.

Further supporting our relative case for small caps is the asset class’s superior record in two varying inflationary climates. A comparison of the average annual U.S. consumer price index (CPI) to returns for the Center for Research in Security Prices (CRSP) 6-10 Index (the small-cap proxy we use when reaching farther back in history than the Russell 2000’s 1979 inception) shows that the CRSP 6-10 beat the CPI in every decade since the 1930s—a claim that cannot be made for large caps. In addition to their long-term historical edge during inflationary periods, small caps tend to be nimbler than large caps, which allows them to potentially act more quickly in a climate of contracting liquidity and Fed tightening. Of course, much of the data is indicating that inflation has peaked, outside of wage inflation which is proving much stickier (and will remain so for as long as the job market stays strong). 2022 saw sharp deflation in several areas. The Baltic Dry Index, which measures the cost of shipping goods worldwide, fell more than 70% from its high in May through the end of December, while lumber, steel, and copper prices also slipped precipitously. We expect this dynamic of persistent wage inflation accompanied by decreased goods inflation to continue. And historically periods of falling inflations have also given small caps a relative advantage.

IS IT TIME FOR SMALL-CAP SUCCESS?

The performance advantage for large caps over small caps from 2011-2022 was somewhat paralleled by an edge for the Russell 2000 Growth Index over the Russell 2000 Value Index through most of that period. Over the last few years, the market has seen a deep and far-reaching re-rating of growth stocks, an unsurprising development following the Fed’s reversal. To be sure, we saw this most clearly at two ends of the equity market in 2022: in the deeper correction for small-cap growth stocks

Small-Cap (CRSP 6-10) Performance when Inflation is ≥6% and Decreasing vs All Periods

Monthly Average One-Year Returns from 12/31/45 through 12/31/22

Past performance is no guarantee of future results.

Small-Cap (CRSP 6-10) vs Large-Cap (CRSP 1-5) Performance when Inflation is ≥6% and Decreasing vs All Periods

Monthly Average One-Year Return Spread from 12/31/45 through 12/31/22

Past performance is no guarantee of future results. Inflation is being measured using The Consumer Price Index (CPI). The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

and in the steep declines for many mega-cap companies we discussed above. To be sure, rising rates and inflation have led to a period of multiple compression that we expect will reorient investors’ attention, to some degree, at least, away from the crowded and uncertain macro environment and onto corporate fundamentals, which we view as an advantage for the kind of conservatively capitalized, free cash flow generating companies that most of our major strategies hold. We saw this in 2022, when quality small caps—defined as those with higher returns on invested capital (ROIC) and earnings—held up better than

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LETTER TO OUR SHAREHOLDERS

Russell 2000 Value and Growth Shifted Median Relative LTM EV/EBIT1
Russell 2000 Value/Growth from 3/31/00 through 12/31/22

1 Last twelve months Enterprise Value/Earnings Before Interest and Taxes.

Past performance is no guarantee of future results. Source: FactSet their lower-quality, non-earning siblings in three of 2022’s four quarters, including the fourth quarter’s upswing.

Unsurprisingly, then, the Russell 2000 Value lost significantly less than the Russell 2000 Growth in 2022, -14.5% versus -26.4%. We have been asserting for the last few years that small-cap value would recapture its long-term historical advantage over small-cap growth. One especially revealing support for this idea comes from looking at the five-year annualized return for the Russell 2000 Value as of 12/31/21, which was 9.1% versus a gain of 14.5% for the Russell 2000 Growth—a 540 basis point advantage for the latter. The relative resilience of small-cap value vis-à-vis small-cap growth in 2022 caused this spread to reverse by a considerable amount for the five-year period ended 12/31/22, when the Russell 2000 Value outpaced the growth index, up 4.1% versus 3.5%. Our confidence that value can maintain its performance edge over growth is further rooted in the fact that over all five-year monthly rolling average periods since their shared inception (12/31/78), the advantage was squarely in value’s favor, 11.8% versus 8.8%. Yet at the end of 2022, the Russell 2000 Value was at a lower valuation than its growth counterpart, based on the LTM EV/EBIT metric.

IS TIME ON SMALL-CAP’S SIDE?

Throughout 2022, we saw many small-cap stock prices hit hard regardless of their financial fundamentals and/or operating efficiency. While we were often struck by the contrast between the more confident—albeit cautious—outlooks from the many management teams our investment teams met with and the fatalistic headlines we were seeing almost every day, we are also accustomed to seeing valuations decouple from company attributes—often by what we deem to be highly disproportionate amounts. Our more than five decades of experience have taught us the value of patience—which is often hardest for investors to practice when it’s needed most.

Related to this is the fact that small-cap’s historical performance patterns show that below-average longer-term return periods have typically been followed by positive returns—most often by periods of above-average longer-term returns. For example, subsequent annualized three-year returns from three-year entry points of less than 5% have been positive 99% of the time—that is, in 75 out of 76 three-year annualized periods—averaging 16.0% since the Russell 2000’s 12/31/78 inception. The small-cap index also enjoyed positive annualized five-year returns 100% of the time—that

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LETTER TO OUR SHAREHOLDERS

is, in all 81 five-year periods—and averaged an impressive 14.9% following five-year periods with annualized returns of 5% or less. This appears especially relevant now because the respective three- and five-year annualized returns for the Russell 2000 as of 12/31/22 were 3.1% and 4.1%.

Above-Average Returns Have Tended to Follow Low Return Periods

Subsequent Average Annualized 5-Year Performance for the Russell 2000 Following 5-Year Annualized Return Ranges of Less Than 5% from 12/31/83 through 12/31/22

Past performance is no guarantee of future results. Source: FactSet

THE WAITING IS THE HARDEST PART

It is of course possible that stock prices will get worse before they get better. As of this writing, inflation and earnings multiples are higher while interest rates, credit spreads, the VIX (Volatility Index), and the unemployment rate are lower. Many market observers are convinced that sales and earnings growth are much more likely to decline—or at least flatline—in 2023 than they are to climb, at least not until late in the year. At the same time, however, margins for many companies are expected to expand in 2023, thus helping earnings. In other words, the signals continue to flash conflicting messages—which goes some distance to explain why the outlooks for our portfolio managers range from fear that stocks have yet to touch bottom to full-throated bullishness. The ongoing presence of these mixed signals did nothing to keep stocks from enjoying a highly robust January of 2023. Notably, the Russell 2000 was well ahead of the Russell 1000 for the one-year period ended 1/31/23, down -3.4% versus -8.6%.

So, while recession is still a possibility, none of us knows how long it will last or how deep it will go. What we do firmly believe is that any recession—like any bear market—is ultimately finite. We believe any recession will be followed by a recovery. It’s worth keeping in mind that history also shows that small caps will likely begin an upward move before many of us know for sure that the economy is rebounding in earnest. As difficult as bear markets are, they also present investors with the opportunity to build their small-cap allocation at attractively low prices. The aftermath of the three worst bear markets of the past 25 years—the Internet Bubble, the Great Financial Crisis, and the Covid period—were highly rewarding for investors who showed the fortitude to stay in the market. Regardless of what the near term brings, then, we see the currently uncertain period as a highly opportune time to actively invest in select small caps for the long run.

Sincerely,

Charles M. Royce Chairman, Royce Investment Partners	Christopher D. Clark Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Francis D. Gannon Co-Chief Investment Officer, Royce Investment Partners
January 31, 2023

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Performance and Expenses

Performance and Expenses

As of December 31, 2022	AVERAGE ANNUAL TOTAL RETURNS (%)								ANNUAL OPERATING EXPENSES (%)
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE	GROSS	NET
Royce Dividend Value Fund	-13.62	2.72	3.33	7.24	7.00	N/A	7.72	5/3/04	1.54[2]	1.34[2]
Royce Global Financial Services Fund	-20.32	3.37	3.50	8.68	6.27	N/A	7.31	12/31/03	1.82[2]	1.53[2]
Royce International Premier Fund	-27.21	-3.77	0.86	6.18	N/A	N/A	5.36	12/31/10	1.54[2]	1.44[2]
Royce Micro-Cap Fund	-22.55	8.10	6.87	5.90	4.78	8.59	10.18	12/31/91	1.20	1.20
Royce Pennsylvania Mutual Fund	-17.06	4.91	5.71	8.73	7.08	9.59	11.17[1]	N/A	0.92	0.92
Royce Premier Fund	-15.46	3.13	5.68	8.64	7.73	10.58	10.90	12/31/91	1.17	1.17
Royce Small-Cap Opportunity Fund	-17.08	11.14	7.09	10.65	8.62	11.33	11.62	11/19/96	1.21	1.21
Royce Small-Cap Special Equity Fund	-6.33	7.22	4.59	7.42	7.39	8.39	8.45	5/1/98	1.20	1.20
Royce Small-Cap Total Return Fund	-13.25	4.25	4.13	8.14	6.68	8.50	9.82	12/15/93	1.25	1.25
Royce Small-Cap Value Fund	-10.06	2.56	3.43	5.48	4.93	9.29	8.13	6/14/01	1.55[2]	1.49[2]
Royce Smaller-Companies Growth Fund	-32.37	2.85	3.85	7.72	5.32	10.22	9.63	6/14/01	1.51[2]	1.49[2]
INDEX
Russell 2000 Index	-20.44	3.10	4.13	9.01	7.16	9.36	N/A	N/A	N/A	N/A
Russell Microcap Index	-21.96	4.05	3.69	8.86	6.34	8.64	N/A	N/A	N/A	N/A
Russell 2000 Value Index	-14.48	4.70	4.13	8.48	6.81	8.99	N/A	N/A	N/A	N/A
Russell 2000 Growth Index	-26.36	0.65	3.51	9.20	7.26	9.50	N/A	N/A	N/A	N/A
Russell 2500 Index	-18.37	5.00	5.89	10.03	8.10	10.26	N/A	N/A	N/A	N/A
MSCI ACWI ex USA Small Cap Index	-19.97	1.07	0.67	5.24	3.33	9.13	N/A	N/A	N/A	N/A
MSCI ACWI Small Cap Index	-18.67	3.18	3.23	7.69	5.88	9.86	N/A	N/A	N/A	N/A

1 For Royce Pennsylvania Mutual Fund, the average annual total return shown is for the 50-year period ended 12/31/22.

2 Reflects Service Class expenses which include a 25bps distribution fee.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Annual gross operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; and 1.49% for each the Royce Global Financial Services, Small-Cap Value, and Smaller-Companies Growth Funds through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Each series of The Royce Fund is subject to market risk–the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent Covid pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Certain Funds invest a significant portion of their assets in a limited number of stocks or focus their investments in a particular sector or industry, which may involve considerably more risk than a more broadly diversified portfolio because they may be more susceptible to any single corporate, economic, political, regulatory, or market event. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. (Please see “Primary Risks for Fund Investors” and “Investing in Foreign Securities” in the prospectus.) This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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MANAGER’S DISCUSSION (UNAUDITED)

Royce Dividend Value Fund (RDV)

Chuck Royce

FUND PERFORMANCE

Royce Dividend Value Fund outperformed its primary benchmark, the Russell 2500 Index, in 2022 down -13.6% versus -18.4%, and also lost less than the Russell 2000 Index, its secondary benchmark, which fell -20.4% for the same period.

WHAT WORKED... AND WHAT DIDN’T

Six of the portfolio’s eight equity sectors made a negative impact on calendar-year performance. The sectors making the largest detractions were Financials, Consumer Discretionary, and Health Care. The only positive impacts came from Energy and Real Estate, while Information Technology made the smallest detraction. At the industry level, capital markets (Financials), specialty retail (Consumer Discretionary), and banks (Financials) were the largest detractors while the biggest positive contributions came from trading companies & distributors (Industrials), electrical equipment (Industrials), and metals & mining (Materials).

The Fund’s top-detracting position in 2022 was Carlyle Group, a global investment firm that manages vehicles across four segments, including corporate private equity, real assets, global credit, and investment solutions. The company reported solid results in April that nonetheless fell below analysts’ estimates. In addition, as the Fed continued to tighten in the first half, financing conditions became stricter and borrowing costs rose, which particularly hurt companies involved in private equity. Rent-A-Center operates rent-to-own stores. Investors shied away from its stock after the company said that both the end of Covid relief funds and rising inflation would likely hurt its customers’ ability to buy and/or make payments. We also had concerns about the company’s 2021 acquisition of lease-to-own solutions provider Acima Holdings, which put leverage on Rent-A-Center’s balance sheet while also adding credit losses to its financial results. We sold the last of our shares in October. Listed in the U.K., Spirax-Sarco Engineering is a global leader in steam systems, electric thermal solutions, and specialty pumps that uses a recurring revenue model with its global customer base. Although demand remained strong and sales were robust, the company faced supply chain issues and crimped profit margins, both of which we see as temporary, fixable issues.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]

Applied Industrial Technologies	1.34	Carlyle Group	-2.25
Reliance Steel & Aluminum	0.72	Rent-A-Center	-1.65
KBR	0.70	Spirax-Sarco Engineering	-1.55
Hubbell Incorporated	0.63	Triumph Financial	-1.36
Lindsay Corporation	0.61	Sprott	-1.09
[1] Includes dividends		[2] Net of dividends

The top contributor was Applied Industrial Technologies, which both distributes and offers solutions for industrial motion, fluid power, flow control, and related maintenance tools. The company reported strong earnings in 2022, driven in large part by its higher-engineered solutions, service reliability, and an expanding automation platform as several customers made required investments and structural improvements to their operations. Reliance Steel & Aluminum offers metal processing services and distributes numerous metal products, including alloy, aluminum, brass, copper, carbon steel, titanium, and stainless steel, generally in small quantities on an as-needed basis. A long-time Royce holding, Reliance Steel & Aluminum benefited in 2022 from vibrant demand, especially in non-residential construction (including infrastructure), its largest end market, while demand for metals used in the semiconductor and aerospace industries recovered in the second half of the year. KBR delivers science, technology, and engineering solutions to governments and companies around the world. The company announced favorable third-quarter results and raised earnings guidance in October based on the success of projects such as developing NASA’s next generation of space suits and technological innovations designed to boost low-carbon clean ammonia capacity.

The portfolio’s advantage over the Russell 2500 in 2022 came primarily from sector allocation, though stock selection was also additive. Stock picks and—to a much lesser degree—our significantly higher weighting helped in Industrials. Our greater exposure and stock selection contributed in Materials, with a lesser contribution from the latter factor, while our much lower weighting in Information Technology also made a positive impact versus the benchmark. Conversely, stock selection hampered relative performance in Financials, as did our much lower weighting in Energy and lack of exposure to Utilities during 2022.

CURRENT POSITIONING AND OUTLOOK

We know better than to try predicting outcomes for the markets or the economy, but we routinely examine past performance patterns to help us make sense of the present as we prepare for the uncertain days ahead. The Russell 2500 fell -28.2% from 11/8/21 through the current bottom on 9/26/22, which places it around the average of Russell 2500 downturns of -15% or more since the index’s inception. Over that 44-year span, only three bear markets went markedly deeper than this one by falling at least another 10%. Each of these downturns was exacerbated by a monumental negative event: the Great Financial Crisis led to small- and mid-cap losses of -58.4% from 7/13/07-3/9/09; the bursting Internet Bubble saw the Russell 2000 down -37.7% from 3/9/00-10/9/02; and in the Covid pandemic the small-cap index declined -41.5% from 2/20/20-3/23/20. As difficult as these markets were, each presented investors with an important opportunity to build their small-cap allocation because in each case the subsequent recovery was robust—but it was much more rewarding for those who stayed invested. Regardless of what happens in the near term, then, we see the current period of uncertainty as a highly opportune time to actively invest in select small caps for the long run.

8 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/3/04)
RDV	9.41	-13.62	2.72	3.33	7.24	7.00	7.72
Annual Gross Operating Expenses: 1.54% Annual Net Operating Expenses: 1.34%

1 Not annualized

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 5/3/04 as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

Applied Industrial Technologies	6.3
KBR	5.5
Lindsay Corporation	4.6
HEICO Corporation Cl. A	4.5
Franco-Nevada	4.2
Hubbell Incorporated	3.9
AptarGroup	3.8
Worthington Industries	3.7
SEI Investments	3.7
Reliance Steel & Aluminum	3.5

Portfolio Sector Breakdown
% of Net Assets

Industrials	42.5
Financials	22.6
Materials	19.3
Health Care	3.2
Consumer Discretionary	2.8
Information Technology	2.0
Energy	1.4
Real Estate	0.5
Cash and Cash Equivalents	5.7

Calendar Year Total Returns (%)

YEAR	RDV
2022	-13.6
2021	20.1
2020	4.5
2019	29.8
2018	-16.2
2017	21.7
2016	16.4
2015	-5.7
2014	-2.1
2013	30.7
2012	16.9
2011	-4.5
2010	30.1
2009	37.7
2008	-31.5

Upside/Downside Capture Ratios
Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	89	104
From 6/30/04 (Start of Fund’s First Full Quarter)	91	92

Portfolio Diagnostics

Fund Net Assets	$59 million
Number of Holdings	42
Turnover Rate	3%
Average Market Capitalization[1]	$6,022 million
Weighted Average P/E Ratio[2,3]	16.2x
Weighted Average P/B Ratio[2]	3.0x
Active Share[4]	97%
U.S. Investments (% of Net Assets)	73.0%
Non-U.S. Investments (% of Net Assets)	21.3%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/22).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2023. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell Microcap). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 9

MANAGER’S DISCUSSION (UNAUDITED

Royce Global Financial Services Fund (RFS)

Chuck Royce

FUND PERFORMANCE

Royce Global Financial Services Fund was down -20.3% in 2022, lagging its benchmark, MSCI ACWI Small Cap Index, which fell -18.7% for the same period. Longer-term relative results were better as the portfolio outperformed its benchmark for the three-, five-, 10-, and 15-year periods ended 12/31/22.

WHAT WORKED… AND WHAT DIDN’T

The Fund had investments in five sectors during 2022, all of which detracted from performance. Financials detracted the most, followed by Real Estate and Information Technology. All of the portfolio’s industry groups also detracted from performance. Capital markets (Financials), real estate management & development (Real Estate), and banks (Financials) had the biggest negative effect while the smallest came from metals & mining (Materials), professional services (Industrials), and electronic equipment, instruments & components (Information Technology). At the country level, Canada, the U.S., and the United Kingdom were the largest detractors in 2022 while Israel, Brazil, and Panama made positive contributions.

The Fund’s top detractor was Canaccord Genuity Group. Canada’s largest independent investment dealer, Canaccord specializes in wealth management and brokerage in capital markets—with a particular focus on growth companies and initial public offerings (“IPOs”). With both of these markets hard hit in 2022, the company’s revenue and earnings fell precipitously. We maintained our position at the end of 2022. (In early January, certain members of the c-suite announced a bid to take the company private at a 30% premium to its close on 1/8/23.) Intermediate Capital Group is a London-based private equity business that invests in private debt, credit and equity, and bridge financing, among other financial instruments. After a profitable 2021, the firm’s earnings declined sharply in 2022 against a challenging and uncertain macroeconomic environment. Taking a long-term view, we held our shares. Sprott is another Canadian business, which provides portfolio management and broker-dealer services, primarily in the precious metals area. Sprott’s shares began to fall sharply in March as precious metals prices corrected, falling through most of 2022. Having confidence in its ability to rebound, we held our shares at the end of December.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]
StoneX Group	1.08	Canaccord Genuity Group	-1.80
Tel Aviv Stock Exchange	0.66	Intermediate Capital Group	-1.56
Capital City Bank Group	0.45	Sprott	-1.45
BOK Financial	0.28	MarketWise Cl. A	-1.44
Charles Schwab	0.24	Carlyle Group	-1.42
[1] Includes dividends		[2] Net of dividends

The portfolio’s top contributor for 2022 was New York City-based financial services firm StoneX Group, which benefited from the robust operating environment in its global payments business and strong margin growth rooted in the effective management of its cost structure. The company also reported strong trading volumes, growth in client funds, and strong revenue growth across all of its products and client segments for fiscal 2022 and has made progress in delivering a number of digital solutions and platforms in 2023. In addition, rising interest rates have been a boon to the company’s asset sensitivity. Tel Aviv Stock Exchange, which offers trading services for stocks, convertible securities, corporate and government bonds, short-term certificates, and index and currency options in Israel, saw steady growth in revenue and earnings in 2022 thanks in large part to increased trading and clearing commissions, listing fees and levies, and clearinghouse services. Shares of Florida-based Capital City Bank Group rose after the company announced solid second-quarter results driven by strong loan growth, credit quality, rising rates, and lower expenses. The bank’s third-quarter results were similarly sunny, with margin expansion, steady loan growth, and relative strength in its residential mortgage business (despite higher borrowing rates and a slowdown in secondary market loan sales) all driving earnings.

The portfolio’s relative performance will generally hinge not just on the performance of financial stocks—which were underwater in both the Fund and the MSCI ACWI Small Cap in 2022—but also on those sectors where we have little or no exposure vis-à-vis our broad-based global benchmark. Hurting relative results most at the sector level were our lack of exposure to Energy, scant exposure and stock selection in Industrials, and stock picks in Real Estate. Conversely, lack of exposure to Health Care and Consumer Discretionary were relative strengths in 2022, as was stock selection in Information Technology.

CURRENT POSITIONING AND OUTLOOK

While the near-term forecast for equities is as unclear as any we can recall, we also see better weather over the long-term horizon for smaller global financial stocks. Indeed, throughout 2022 we have often been struck by the contrast between the more confident— albeit cautious—outlooks from the many management teams we’ve met with and the fatalistic headlines we see almost every day. In our view, our companies boast generally strong long-term growth prospects and/or proven management expertise. We think that they appear well positioned as a whole for a market that is more focused on fundamentals and/or from a reaccelerating global economy. And while recession remains a reality or possibility (depending on geography), none of us knows how long it will last or how deep it will go. History shows us that any recession—like any bear market—is ultimately finite and that a recession will be followed by a recovery. For this and other reasons, we would welcome any degree of increased scrutiny of company fundamentals.

10 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/31/03)
RFS	2.44	-20.32	3.37	3.50	8.68	6.27	7.31

Annual Gross Operating Expenses: 1.82% Annual Net Operating Expenses: 1.53%

1 Not annualized

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Portfolio Country Breakdown 1,2

% of Net Assets

United States	48.6
Canada	27.1
Israel	6.1
Bermuda	4.0
India	2.3
France	2.1
United Kingdom	2.0
Brazil	1.7
New Zealand	1.6
South Africa	1.6
Panama	1.5

1 Represents countries that are 1.5% or more of net assets.

2 Securities are categorized by the country of their headquarters.

Top 10 Positions

% of Net Assets

Tel Aviv Stock Exchange	6.1
Sprott	5.0
Franco-Nevada	4.8
Charles Schwab	4.5
First Citizens BancShares Cl. A	4.4
BOK Financial	4.0
Popular	4.0
E-L Financial	4.0
FirstService Corporation	3.8
Altus Group	3.5

Portfolio Industry Breakdown

% of Net Assets

Capital Markets	54.8
Banks	17.5
Real Estate Management & Development	9.1
Insurance	7.3
Metals & Mining	4.8
Diversified Financial Services	2.1
Software	1.4
Closed-End Funds	1.0
IT Services	0.9
Thrifts & Mortgage Finance	0.7
Professional Services	0.3
Cash and Cash Equivalents	0.1

Value of $10,000

Invested on 12/31/03 as of 12/31/22 ($)

Calendar Year Total Returns (%)

YEAR	RFS
2022	-20.3
2021	20.3
2020	15.3
2019	24.2
2018	-13.4
2017	22.5
2016	12.9
2015	-4.7
2014	3.5
2013	42.0
2012	20.7
2011	-11.3
2010	18.5
2009	32.1
2008	-35.4

Portfolio Diagnostics

Fund Net Assets	$27 million
Number of Holdings	49
Turnover Rate	10%
Average Market Capitalization [1]	$3,362 million
Weighted Average P/E Ratio [2,3]	13.7x
Weighted Average P/B Ratio [2]	1.9x
Active Share [4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 12/31/22).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Upside/Downside Capture Ratios

Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	96	86
Fund’s First Full Quarter
(12/31/03)	88	86

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2023. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (MSCI ACWI SC). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 11

MANAGERS’ DISCUSSION (UNAUDITED)

Royce International Premier Fund (RIP)

Mark Rayner, CA, Mark Fischer

FUND PERFORMANCE

Royce International Premier Fund fell -27.2% in 2022, lagging its benchmark, the MSCI ACWI ex USA Small Cap Index, which declined -20.0%. Longer-term results versus the benchmark were better, however, as the Fund outperformed its benchmark for the five-, 10-year, and since inception (12/31/10) periods ended 12/31/22.

WHAT WORKED… AND WHAT DIDN’T

Seven of the portfolio’s eight equity sectors detracted from performance in 2022, with the largest negative effects coming from Industrials, Information Technology, and Materials. Consumer Discretionary made the only positive contribution while Real Estate and Communication Services detracted least. At the country level, the U.K., Japan, and Switzerland were the largest detractors in 2022 while Brazil, India, and France contributed most.

The portfolio’s top detractor was Australia’s Bravura Solutions, which provides software solutions for the wealth management and fund administration industries. Sonata, the company’s primary product, allows customers to develop and distribute new products, engage with their customers, and navigate the complex regulatory environment. Bravura’s business was hurt by pandemic-related project deferrals that persisted longer than expected, resulting in a number of revisions to financial guidance. Then, in early November, the company announced the need for additional investments that resulted in a significant downward revision to financial guidance and cash flow expectations, which in turn led to a 50%+ decline in its share price. The update was especially disappointing because a subsequent call with the new CEO pointed to inaccuracies in prior management’s communication, specifically around undisclosed and material customer losses. We promptly exited our position as a result. U.K.-based Marlowe provides a wide range of services and related software products such as testing and certification of fire safety systems, HR compliance and e-learning software, and audits to ensure compliance with environmental regulations. In November, Marlowe published first half results that showed revenue growth and margin improvement that nonetheless led to a sell-off, as the market found fault with Marlowe’s cash generation: The company booked working capital outflows, mostly caused by timing issues that will unwind in 2023, and higher one-off restructuring costs. We see these elevated costs as temporary and expect cash generation to normalize, particularly as management has suggested the pace of M&A may moderate moving forward in the uncertain macro environment. More important, we do not believe these issues impair Marlowe’s long-term value creation pathway.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]

LifeWorks	0.86	Bravura Solutions	-1.72
Boa Vista Servicos	0.38	Marlowe	-1.64
TOTVS	0.30	GVS	-1.57
Loomis	0.26	XP Power	-1.27
AIA Engineering	0.26	Restore	-1.16
[1] Includes dividends		[2] Net of dividends

The top contributor in 2022 was Canada’s LifeWorks, which provides employee well-being solutions through an integrated platform that includes confidential counselling, employee engagement tools, perks, and health programs. LifeWork’s services are proven to boost productivity and reduce absenteeism, producing a strong customer benefit. We also liked that, despite this strong customer benefit, its services cost just $2-4 per employee per month, resulting in a loyal customer base. In June 2022, LifeWorks received an acquisition offer from Telus, a large communication services company, at a significant premium. Boa Vista Servicos—the Equifax of Brazil—is one of the leading credit bureaus in the country. Its solutions are a relatively low-cost but important part of customers’ operations, and Boa Vista serves more than 130,000 customers with no single customer accounting for more than 10% of revenue. In December, Boa Vista received a take-out offer from Equifax representing an 89% premium to the last close. We saw the likelihood of a rival bid emerging as low and sold some of our position to take advantage of the price appreciation.

The portfolio’s disadvantage versus its benchmark came from both stock selection and sector allocation in 2022. Stock selection in Industrials, stock picks and a substantial underweight in Financials, and stock selection in Materials made the biggest negative impacts versus the benchmark. Conversely, our cash holdings, stock picks and a significantly lower weighting in Consumer Discretionary, and stock selection in Health Care all contributed most to relative results in 2022.

CURRENT POSITIONING AND OUTLOOK

We note that the aggregate key operating metrics of the Fund’s holdings—high returns on invested capital (ROIC), low debt, and strong trailing growth rates—remain both robust and remarkably similar to what they were at the onset of 2022, despite the year’s highly difficult economic and geopolitical backdrop. We believe our holdings continued to create substantial shareholder value. What has materially changed, though, is valuation. Over the course of the year, the multiple the market was willing to pay for the high-quality companies we hold fell by roughly 35%. Our disappointing absolute performance, then, was primarily driven by the rapid increase in interest rates around the world, which led to significant multiple contraction. The market also tended to favor shorter-term beneficiaries of higher rates and/or the inflation they were targeted to tame—such as banks, energy, and raw materials. So, while our cash generative, low debt companies with pricing power have coped operationally well with higher rates and other increased costs, the market looked elsewhere in 2022. As long-term investors, of course, we will stick to our knitting and have therefore been working to take advantage of long-run investment opportunities.

12 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYIPX RIPNX RINPX RIPIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/10)
RIP	-0.28	-27.21	-3.77	0.86	6.18	5.36
Annual Gross Operating Expenses: 1.54% Annual Net Operating Expenses: 1.44%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

Since Inception Through 12/31/22

On a monthly rolling basis, The Fund outperformed the MSCI ACWI x USA SC in 100% of all 10-year periods; 100% of all 5-year periods; and 61% of all 1-year periods.

PERIODS BEATING THE INDEX			FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	25/25	100%	8.9	6.9
5-year	85/85	100%	9.2	6.1
1-year	81/133	61%	7.8	6.4

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/31/10 as of 12/31/22 ($)

Top 10 Positions
% of Net Assets

TKC Corporation	3.4
Hansen Technologies	3.2
BML	3.1
IPH	2.9
Enghouse Systems	2.9
OBIC Business Consultants	2.8
New Work	2.6
FUCHS PETROLUB	2.6
Restore	2.6
JCU	2.5

Portfolio Sector Breakdown
% of Net Assets

Industrials	36.8
Information Technology	28.6
Health Care	9.2
Materials	6.4
Communication Services	4.4
Financials	4.3
Consumer Discretionary	1.1
Real Estate	0.6
Preferred Stock	2.6
Cash and Cash Equivalents	6.0

Upside/Downside Capture Ratios
Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	99	92
Fund’s First Full Quarter (12/31/10)	100	90

Calendar Year Total Returns (%)
YEAR	RIP
2022	-27.2
2021	5.8
2020	15.7
2019	34.2
2018	-12.8
2017	39.8
2016	-1.1
2015	16.2
2014	-8.2
2013	18.3
2012	23.4
2011	-16.8

Portfolio Country Breakdown [1,2]
% of Net Assets
Japan	24.5
United Kingdom	17.8
Sweden	7.9
Germany	7.4
Australia	6.2
Canada	5.2
Switzerland	4.8
Brazil	3.6
South Korea	3.6
Italy	3.3

1 Represents countries that are 3% or more of net assets.

2 Securities are categorized by the country of their headquarters.

Portfolio Diagnostics
Fund Net Assets	$740 million
Number of Holdings	57
Turnover Rate	31%
Average Market Capitalization[1]	$1,393 million
Weighted Average P/E Ratio [2,3]	18.7x
Weighted Average P/B Ratio [2]	2.4x
Active Share [4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/22).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 12/31/19 and 12/31/20 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2023. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (MSCI ACWI x USA SC). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 13

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Fund (RMC)

Jim Stoeffel, Brendan Hartman

FUND PERFORMANCE

Royce Micro-Cap Fund was down -22.6% in 2022 versus a loss of -22.0% for its primary benchmark, the Russell Microcap Index, and a -20.4% loss for the small-cap Russell 2000 Index, its secondary benchmark. The portfolio outperformed the Russell Microcap for the three- and five-year periods ended 12/31/22 while also beating the Russell 2000 for the three-, five-, 25-, 30-year, and since inception (12/31/91) periods ended 12/31/22.

WHAT WORKED… AND WHAT DIDN’T

Eight of the portfolio’s nine equity sectors finished 2022 in the red, with Health Care, Consumer Discretionary, and Industrials detracting most. The lone positive impact came from Energy while Real Estate and Materials detracted least. At the industry level, health care equipment & supplies (Health Care), specialty retail (Consumer Discretionary), and electronic equipment, instruments & components (Information Technology) detracted most while software (Information Technology), auto components (Consumer Discretionary), and communications equipment (Information Technology) were the biggest contributors.

Shares of medical device company Bioventus declined sharply in 2022 following disappointing earnings that indicated greater complexity in integrating Misonix, which Bioventus acquired in October of 2021. We initially believed that the new entity’s greater scale could accelerate earnings growth, a view that shifted with November’s announcement that yearly guidance was being lowered, leading us to exit the stock. Shares of MeiraGTx Holdings, a clinical stage gene therapy company, declined despite progress in clinical trials for their retinal and salivary disease treatments and ongoing partnership with Johnson & Johnson. Rising rates seemed to drive the sell-off as much of its earnings potential remains several years away. We remained confident in its long-term promise at year-end. Industrial insulation company Aspen Aerogels saw its shares slide as it completed a dilutive financing deal to fund the capacity expansion necessary to meet growing demand from original equipment manufacturers of electric vehicles. We increased our stake in 2022. While the need for a large new plant admittedly adds timing uncertainty and execution risk, Aspen’s proven solution has been winning ample new business.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]

Modine Manufacturing	0.98	Bioventus Cl. A	-1.27
Agilysys	0.89	MeiraGTx Holdings	-0.86
Digi International	0.74	Aspen Aerogels	-0.84
Clearfield	0.54	Harvard Bioscience	-0.82
StoneX Group	0.46	Apyx Medical	-0.82
[1] Includes dividends		[2] Net of dividends

Modine Manufacturing provides thermal management systems for an array of industries and is in the midst of a turnaround, moving from commoditized areas to higher-growth and margin segments, such as electric vehicles and data center infrastructure. We maintained our position as we believe the turnaround is in its early stages and not yet fully appreciated by investors. Software developer Agilysys offers a comprehensive suite of solutions targeting the hospitality industry. Management has spent the past several years developing add-on modules to its core Property Management software offering and thus increasing the firm’s competitive advantage. We held our shares at year-end as we view its recent win with Marriott as a potential game changer. Digi International is transitioning from a pure play networking hardware business to offering ancillary software products adjacent to its core offering. These new offerings have provided a significant base of high-margin, recurring revenues. We reduced our position as we believe the market has begun to more fully recognize the company’s successful transition.

The portfolio’s disadvantage versus the Russell 2000 Microcap came mostly from sector allocation in 2022. Our lower exposure (and, to a lesser degree, stock selection) hampered relative results most in Energy. Stock picks hurt in Health Care, as did a combination of greater exposure and stock selection in Communication Services. Conversely, stock selection provided a sizable relative advantage in both Information Technology (overcoming the negative impact of our significantly higher weighting) and Industrials while the Fund’s cash holdings also contributed to relative performance in 2022.

CURRENT POSITIONING AND OUTLOOK

We see micro-cap value stocks as increasingly well positioned for the next market upturn as they were disproportionately hurt by the zero interest rate environment that favored long duration assets. While 2022’s pain was sharp for stocks, the Federal Reserve’s pivot to a more normalized interest rate environment should lead to more thoughtful approaches to investing once we exit the current downturn. The key questions revolve around inflation: When will it abate and when will the Fed begin to ease financial conditions. We see their resolution as a prerequisite for a sustained move higher in equity prices. We suspect that many inflationary pressures were related to aggressive fiscal and monetary stimuli in demand-based economies juxtaposed against significant supply chain disruptions in supply-based economies—a classic supply/demand imbalance that, while persisting for longer than we initially thought, is already showing signs of rebalancing, with the price of many goods falling rapidly. Currently invested on a pro-cyclical basis with overweights in retailers, Information Technology, and Industrials, we have made no wholesale changes to our positioning. At the same time, we believe that any easing in financial conditions against a backdrop where earnings expectations still need to come down should create enough volatility for us to find exciting investment opportunities. In short, we are cautiously optimistic about 2023 as a year of normalization in which volatility should offer excellent opportunities to position ourselves for the next significant bull phase.

14 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (12/31/91)
RMC	7.51	-22.55	8.10	6.87	5.90	4.78	8.59	8.16	9.59	10.18
Annual Operating Expenses: 1.20%

1 Not annualized

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Index Inception)
as of 12/31/22 ($)

Top 10 Positions
% of Net Assets
Agilysys	1.5
Heritage-Crystal Clean	1.4
Luna Innovations	1.4
CRA International	1.4
Western New England Bancorp	1.3
Investar Holding Corporation	1.3
Modine Manufacturing	1.3
Vishay Precision Group	1.3
StoneX Group	1.3
Axcelis Technologies	1.3

Portfolio Sector Breakdown
% of Net Assets
Information Technology	28.0
Industrials	24.9
Financials	14.0
Consumer Discretionary	11.4
Health Care	7.2
Materials	4.8
Communication Services	4.1
Energy	2.9
Real Estate	0.6
Cash and Cash Equivalents	2.1

Calendar Year Total Returns (%)
YEAR	RMC
2022	-22.6
2021	31.0
2020	24.5
2019	21.2
2018	-8.9
2017	5.4
2016	19.7
2015	-13.3
2014	-4.1
2013	21.3
2012	8.0
2011	-12.1
2010	30.1
2009	55.7
2008	-40.9

Upside/Downside Capture Ratios

Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	80	90
From 6/30/00 (Russell Microcap Index Inception)	93	84

Portfolio Diagnostics
Fund Net Assets	$292 million
Number of Holdings	121
Turnover Rate	13%
Average Market Capitalization[1]	$504 million
Weighted Average P/B Ratio [2]	1.7x
Active Share[3]	91%
U.S. Investments (% of Net Assets)	87.5%
Non-U.S. Investments (% of Net Assets)	10.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 15

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Pennsylvania Mutual Fund® (PMF)

Steven McBoyle, Jay Kaplan, CFA®,
Chuck Royce, Miles Lewis, CFA®,
Andrew Palen, Lauren Romeo, CFA®

FUND PERFORMANCE

Our flagship, Royce Pennsylvania Mutual Fund, maintained its long-term advantages over its small-cap benchmark, the Russell 2000 Index, by losing less in 2022, -17.1% versus -20.4%. The Fund also outperformed the small-cap index for the three-, five-, 20-, 25-, 30-, 35-, and 40-year periods ended 12/31/22. So, while a negative return year is never welcome, we were pleased that Penn lost less than its benchmark and were equally pleased to celebrate 50 years of Chuck Royce’s portfolio management in 2022.

WHAT WORKED… AND WHAT DIDN’T

Nine of the Fund’s 10 equity sectors finished the year in the red, with the largest detractions coming from Information Technology, Consumer Discretionary, and Financials. Energy made a small positive contribution while the smallest detractions came from Consumer Staples and Materials. Two areas in Information Technology—semiconductors & semiconductor equipment and electronic equipment, instruments & components—detracted most at the industry level, followed by banks from Financials. Each was among the Fund’s five largest industry weightings at the end of 2022—and the two industries from tech were also significantly overweight versus the Russell 2000. All three exposures indicate our long-term confidence in spite of their stock price declines in a bearish 2022. Penn’s top-contributing industries were the metals & mining group in Materials, communications equipment in Information Technology, and energy equipment & services in Energy.

The Fund’s top detractor was Triumph Financial, a Texas-based community bank with a leading share in factoring receivables for the trucking industry and an innovative and expanding payments platform that serves the same industry. Spot rates in the trucking market, which impact the dollar amounts of receivables factored, began to decline in 2022, pressuring earnings, while a one-off credit issue also spooked investors. Moreover, we think the stock’s elevated multiple (after a strong 2021) hurt performance in a bearish environment with rising rates. Mesa Laboratories develops and manufactures electronic measurement instruments for industrial and hemodialysis customers. Mesa’s results were depressed by higher labor costs in its sterilization and disinfection segment and lost sales in its clinical genomics business in China due to Covid lockdowns. While management took actions to address its issues, we were concerned by the stock’s lofty valuation and Mesa’s strategy of continuing to shift its portfolio exposure toward faster-growing health care markets that will require additional expensive and dilutive acquisitions and therefore reduced our stake.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]

Valmont Industries	0.40	Triumph Financial	-0.56
Haemonetics Corporation	0.39	Mesa Laboratories	-0.55
Meridian Bioscience	0.27	FormFactor	-0.51
Digi International	0.25	MKS Instruments	-0.44
Catalyst Pharmaceuticals	0.23	Forrester Research	-0.43
[1] Includes dividends		[2] Net of dividends

The portfolio’s top contributor was Valmont Industries, which manufactures fabricated metal and concrete pole and tower structures as well as mechanized irrigation systems. Demand across all segments was strong in 2022, with Infrastructure seeing continued investments in utility grid resilience, clean energy solutions, lighting and transportation infrastructure upgrades, and telecommunications infrastructure driven by 5G rollout. Within Agriculture, strong farm sentiment and demand for irrigation equipment and precision agricultural solutions drove record income. Valmont is executing on a record global backlog, reflecting continued strong end market demand. Haemonetics Corporation is a global healthcare company that specializes in blood and plasma collection and transfusion services. Despite a myriad of events and pressures over the past several years, plasma collection showed a robust recovery due to the rising collection requirements needed to replenish inventory, increased donor activity, and favorable pricing strategies.

Our relative advantage came entirely from stock selection in 2022 as sector allocation was slightly negative. Eight equity sectors contributed to outperformance. At the sector level, both our lower exposure and stock selection helped in Health Care while in Industrials stock selection and our higher weighting keyed outperformance, as did stock picking in Information Technology. Conversely, relative results were hurt most by our lower exposure to Energy, along with our lack of exposure to Utilities, and a combination of stock picks and our lower weighting in Consumer Staples.

CURRENT POSITIONING AND OUTLOOK

The Russell 2000 fell -31.9% from 11/8/21 through the bottom on 6/16/22, which places it at the average of Russell 2000 downturns of 15% or more since the index’s inception. Over that 44-year span, only three bear markets went markedly deeper than this one by falling at least another 10%. Each was exacerbated by a monumental negative event: the Great Financial Crisis led to small-cap losses of -58.9% from 7/13/07-3/9/09; the bursting Internet Bubble saw the Russell 2000 down -44.1% from 3/9/00-10/9/02; and the Covid pandemic deepened the small-cap index decline of -41.8% from 8/31/18-3/18/20. As difficult as these markets were, each presented investors with an important opportunity to build their small-cap allocation because in each case the subsequent recovery was robust—but it was much more rewarding for those who stayed invested. Regardless of what happens in the near term, then, we see the current period of uncertainty as a highly opportune time to actively invest in select small caps for the long run.

16 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR
PMF	5.31	-17.06	4.91	5.71	8.73	7.08	9.59	9.07	9.73	10.40	12.18
Annual Operating Expenses: 0.92%

1 Not annualized

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/29/78 (Russell 2000 Inception) as of 12/31/22 ($)

Top 10 Positions
% of Net Assets
First Citizens BancShares Cl. A	1.9
KBR	1.7
Forward Air	1.5
Air Lease Cl. A	1.5
Haemonetics Corporation	1.4
Arcosa	1.4
Valmont Industries	1.4
Element Solutions	1.3
Ziff Davis	1.2
Innospec	1.2

Portfolio Sector Breakdown
% of Net Assets
Industrials	30.4
Financials	17.6
Information Technology	16.1
Consumer Discretionary	10.6
Materials	8.1
Health Care	7.5
Real Estate	2.9
Energy	2.4
Communication Services	2.2
Consumer Staples	1.3
Cash and Cash Equivalents	0.9

Calendar Year Total Returns (%)
YEAR	PMF
2022	-17.1
2021	22.0
2020	14.1
2019	26.6
2018	-9.7
2017	16.2
2016	26.5
2015	-11.4
2014	-0.7
2013	35.3
2012	14.6
2011	-4.2
2010	23.9
2009	36.3
2008	-34.8

Upside/Downside Capture Ratios

Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	92	89
From 12/31/78
(Russell 2000 Inception)	90	75

Portfolio Diagnostics
Fund Net Assets	$1,567 million
Number of Holdings	299
Turnover Rate	45%
Average Market Capitalization[1]	$2,624 million
Weighted Average P/E Ratio[2,3]	13.2x
Weighted Average P/B Ratio[2]	2.1x
Active Share[4]	88%
U.S. Investments (% of Net Assets)	86.7%
Non-U.S. Investments (% of Net Assets)	12.4%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/22).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 17

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Premier Fund (RPR)

Andrew Palen, Lauren Romeo, CFA®,

Chuck Royce, Steven McBoyle

FUND PERFORMANCE

Royce Premier Fund beat the Russell 2000 in 2022, down -15.5% versus -20.4%, and outperformed the small-cap index for the three-, five-, 15-, 20-, 25-, 30-year, and since inception (12/31/91) periods ended 12/31/22.

WHAT WORKED… AND WHAT DIDN’T

Eight of the portfolio’s nine equity sectors finished 2022 in the red, with Information Technology, Consumer Discretionary, and Industrials having the biggest negative effect. The only positive impact came from Materials, while Consumer Staples and Communication Services detracted least. At the industry level, semiconductors & semiconductor equipment, electronic equipment, instruments  & components (both in Information Technology), and capital markets (Financials) detracted most while construction & engineering (Industrials), metals & mining (Materials), and software (Information Technology) made the biggest positive contributions in 2022.

The biggest detractor was Mesa Laboratories, a company that develops and manufactures electronic measurement instruments for industrial and hemodialysis customers. Mesa’s results were depressed by higher labor costs in its sterilization and disinfection segment and lost sales in its clinical genomics business in China due to Covid lockdowns. While management took actions to address its issues, we grew concerned by the stock’s lofty valuation and Mesa’s strategy of continuing to shift its portfolio exposure toward faster-growing health care markets that will require additional expensive and dilutive acquisitions. We opted to exit our position in order to reevaluate the name, particularly relative to other candidates and existing holdings where our conviction was higher. MKS Instruments makes components, subsystems, and process control solutions that measure, control, power, and monitor semiconductor manufacturing processes. The company reduced earnings guidance on continued shipment delays due to industry supply chain issues, followed by a drop-off in orders as slowing consumer electronics demand and more cautious IT spending looked likely to cause declines in wafer fabrication equipment spending in 2023 as semiconductor manufacturers rebalance chip inventories. While it will take several quarters to work through these cyclical pressures, longer-term secular tailwinds remain intact. Semiconductor usage continues to proliferate and at the leading edge are becoming more complex to manufacture. With roughly 40% of its sales from consumables, we believe MKS should continue to generate solid free cash flow that it will use to deleverage after its most recent acquisition, following a playbook it has successfully executed in the past.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]
Valmont Industries	1.02	Mesa Laboratories	-1.65
Haemonetics Corporation	0.75	MKS Instruments	-1.65
Meridian Bioscience	0.70	FormFactor	-1.32
Reliance Steel & Aluminum	0.61	John Bean Technologies	-1.15
Fair Isaac	0.47	Forrester Research	-1.14
[1] Includes dividends		[2] Net of dividends

The portfolio’s top contributor was Valmont Industries, which manufactures fabricated metal and concrete pole and tower structures as well as mechanized irrigation systems. Demand across all segments was strong in 2022, with Infrastructure seeing continued investments in utility grid resilience, clean energy solutions, lighting and transportation infrastructure upgrades, and telecommunications infrastructure driven by 5G rollout. Within Agriculture, strong farm sentiment and demand for irrigation equipment and precision agricultural solutions drove record income. Valmont is executing on a record global backlog, reflecting continued strong end market demand. Haemonetics Corporation is a global healthcare company that specializes in blood and plasma collection and transfusion services. Despite a myriad of events and pressures over the past several years, plasma collection showed a robust recovery due to the rising collection requirements needed to replenish inventory, increased donor activity, and favorable pricing strategies.

The portfolio’s advantage over its benchmark came exclusively from stock selection in 2022—sector allocation was marginally negative. Among sectors, stock selection, as well as our higher weighting, helped in Industrials and Materials while we also benefited from our lower exposure and some savvy stock picks in Health Care. Conversely, our lack of exposure to both Energy and Utilities, along with a lower weighting in Consumer Staples, detracted most from relative results.

CURRENT POSITIONING AND OUTLOOK

The majority of the Fund’s holdings created economic value in 2022, producing returns on invested capital (ROIC) well in excess of their cost of capital. The fact that most of this value has not yet been capitalized in these companies’ valuations should, in our view, improve the portfolio’s long-term risk/reward profile. Investor sentiment is often focused on the near term, but over the long run the stock market has proven efficient at reflecting the economic value companies generate and compound in their market valuations. So, regardless of what 2023 may bring, experience has shown that our best course of action is to stick to our approach of trying to identify durable business models when they are trading at reasonable valuations and hold them for the long run (assuming, of course, that the underlying investment case remains intact or improves). Cyclical headwinds could pressure financial results in 2023, but we believe that the normalized earnings power and growth that our holdings can generate over time remain very attractive. This conviction is rooted in our holdings’ unique competitive advantages—such as switching costs, brand equity, and network effects—strong cash flows, and low-debt balance sheets, all of which should help them to not just weather a recession but also to go on offense and emerge from any downturn even stronger.

18 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (12/31/91)
RPR	4.63	-15.46	3.13	5.68	8.64	7.73	10.58	9.88	10.74	10.90

Annual Operating Expenses: 1.17%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

25 Years Through 12/31/22

On a monthly rolling basis, The Fund outperformed the Russell 2000 in 67% of all 10-year periods; 68% of all 5-year periods; and 63% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%) [1]	INDEX AVG (%) [1]
10-year	122/181	67%	10.3	8.3
5-year	164/241	68%	10.8	8.5
1-year	182/289	63%	11.6	9.8

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000
Invested on 12/31/91 as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

Valmont Industries	3.4
Forward Air	3.3
Innospec	3.2
Lincoln Electric Holdings	3.0
SEI Investments	2.9
Ralph Lauren Cl. A	2.9
Reliance Steel & Aluminum	2.8
Kennedy-Wilson Holdings	2.8
Lindsay Corporation	2.7
Stella-Jones	2.7

Portfolio Sector Breakdown

% of Net Assets

Industrials	38.2
Information Technology	12.3
Materials	11.2
Financials	9.1
Consumer Discretionary	8.8
Real Estate	6.8
Health Care	5.3
Consumer Staples	2.7
Communication Services	2.5
Cash and Cash Equivalents	3.1

Calendar Year Total Returns (%)

YEAR	RPR
2022	-15.5
2021	16.4
2020	11.5
2019	34.1
2018	-10.4
2017	23.8
2016	23.0
2015	-9.9
2014	-0.9
2013	27.7
2012	11.4
2011	-0.9
2010	26.5
2009	33.3
2008	-28.3

Upside/Downside Capture Ratios

Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	88	83
From 12/31/91 (Start of Fund’s First Full Quarter)	93	75

Portfolio Diagnostics

Fund Net Assets	$1,251 million
Number of Holdings	50
Turnover Rate	23%
Average Market Capitalization [1]	$3,993 million
Weighted Average P/E Ratio [2,3]	18.6x
Weighted Average P/B Ratio [2]	2.7x
Active Share [4]	98%
U.S. Investments (% of Net Assets)	87.9%
Non-U.S. Investments (% of Net Assets)	9.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/22).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 19

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Opportunity Fund (ROF)

Jim Harvey, CFA®, Kavitha Venkatraman,

Jim Stoeffel, Brendan Hartman

FUND PERFORMANCE

Royce Small-Cap Opportunity Fund was down -17.1% in 2022, lagging its primary benchmark, the Russell 2000 Value Index, which fell -14.5%, but ahead of the Russell 2000 Index, its secondary small-cap benchmark, which declined-20.4% for the same period. The Fund outperformed both indexes for the three-, five-, 10-, 15-, 20-, 25-year, and since inception (11/19/96) periods ended 12/31/22.

WHAT WORKED… AND WHAT DIDN’T

Eight of the portfolio’s 10 equity sectors finished 2022 in the red, with Consumer Discretionary, Information Technology, and Industrials detracting most. Energy and Materials made positive impacts while Consumer Staples detracted the least. At the industry level, specialty retail (Consumer Discretionary), semiconductors & semiconductor equipment, and software (both from Information Technology) detracted most while oil, gas & consumable fuels (Energy), metals & mining (Materials), and energy equipment & services (Energy) were the biggest contributors.

The top detractor was Horizon Global, which manufactures towing, trailering, cargo management, and other accessories. The company benefited during the early stages of Covid, when demand grew for aftermarket parts serving original equipment manufacturers (OEM) and the aftermarket. However, the company’s debt load proved too heavy when its OEM business declined as auto manufacturers were struggling with supply chain delays. Covid-driven demand also moderated when retailers had to work off excess inventory. We sold most of our shares in 4Q22. Shares of medical device company Bioventus declined following disappointing earnings that indicated greater complexity in integrating Misonix, which Bioventus acquired in October of 2021. We initially believed that the new entity’s greater scale could accelerate earnings growth, a view that shifted with November’s announcement that yearly guidance was being lowered, leading us to exit the stock. We added to our position in B. Riley Financial as its stock fell when dealmaking dried up in its investment banking and brokerage business, leading to earnings declines. The diversity of its business mix and the fact that the firm retains employees in down periods so they can react quickly when markets improve give us confidence that earnings will recover.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]
Scorpio Tankers	0.71	Horizon Global	-0.57
Ardmore Shipping	0.66	Bioventus Cl. A	-0.54
Modine Manufacturing	0.63	B. Riley Financial	-0.52
Dorian LPG	0.46	Unifi	-0.44
Mammoth Energy Services	0.45	Glatfelter Corporation	-0.41
[1] Includes dividends		[2] Net of dividends

The Fund’s two top contributors, Scorpio Tankers and Ardmore Shipping, ship refined petroleum products. Disruptions stemming from the Ukraine war and the shutdown of many high-cost refineries in Europe led to significant increases in shipping distances and shipping rates that helped both companies. These “yellow cabs of the sea” are also enjoying a tight market where no new vessel supply is expected for the next several years. Modine Manufacturing provides thermal management systems for several industries and is in the midst of a turnaround, moving from commoditized areas to higher-growth and margin segments, such as electric vehicles and data center infrastructure. We believe the turnaround is in its early stages and not yet fully appreciated by investors.

Our disadvantage versus the Russell 2000 Value resulted from sector allocation in 2022 while stock selection was additive. Both our higher weighting and, to a lesser extent, stock picking detracted in Consumer Discretionary. Our substantial underweight and stock selection also hurt relative results in Financials. In Information Technology, the positive effects of our stock selection could not overcome the negative effect of our significantly higher weight. Conversely, stock selection was additive in Materials, as were our lower exposures to both Real Estate and Health Care during 2022.

CURRENT POSITIONING AND OUTLOOK

The continued decrease in money supply and easing supply chain constraints—helped in part by a general slowdown in demand—have combined to make a material dent in inflation, which we anticipate will continue through 2023. The Fed has nevertheless said it will continue to raise rates, with its eyes focused squarely on a labor market that has so far held up during a period of rapid rate increases. We expect that managing increased labor costs and availability will likely remain challenges for our companies in 2023. Throughout 2022, we sought to take advantage of the wide dispersion in valuations to position the portfolio to benefit from a revival in business and consumer sentiment when the Fed reverses course, and when the business cycle improves. In the meantime, supply chain improvements should help small caps that have been facing higher costs or have been on allocation for inventory and have had to forego revenues. The past two years saw the beginning of the end of globalization. Re-shoring, near-shoring, and onshoring are real trends from which many of our companies should benefit. In addition, the Omnibus Spending Bill outlines a 10% increase in defense spending from which certain holdings appear poised to benefit. Taking a longer-term perspective, the normalization of interest rates away from the 0% paradigm of the last decade will put an end to free money and growth at any cost. In our minds, this is undoubtedly a positive outcome for small caps in general, more so for those management teams that are superior capital allocators, as well as for disciplined value investors such as ourselves.

20 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (11/19/96)
ROF	6.41	-17.08	11.14	7.09	10.65	8.62	11.33	11.09	11.62

Annual Operating Expenses: 1.21%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

25 Years Through 12/31/22

On a monthly rolling basis, The Fund outperformed the Russell 2000 Value in 99% of all 10-year periods; 76% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%) [1]	INDEX AVG (%) [1]
10-year	180/181	99%	10.1	8.2
5-year	184/241	76%	11.1	8.9
1-year	159/289	55%	15.4	10.3

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 11/19/96 as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

QuinStreet	0.9
Modine Manufacturing	0.8
Ducommun	0.8
Cohu	0.8
ATI	0.8
Stoneridge	0.8
VSE Corporation	0.8
Wabash National	0.8
Fabrinet	0.8
Advanced Energy Industries	0.8

Portfolio Sector Breakdown

% of Net Assets

Industrials	31.1
Information Technology	19.3
Consumer Discretionary	15.2
Materials	7.6
Energy	6.9
Communication Services	4.9
Health Care	4.5
Financials	4.3
Real Estate	1.4
Consumer Staples	0.9
Cash and Cash Equivalents	3.9

Calendar Year Total Returns (%)

YEAR	ROF
2022	-17.1
2021	30.8
2020	26.5
2019	28.2
2018	-20.0
2017	21.9
2016	29.9
2015	-13.6
2014	-0.5
2013	43.5
2012	22.6
2011	-13.0
2010	33.8
2009	62.1
2008	-45.7

Upside/Downside Capture Ratios

Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	119	114
From 12/31/96 (Start of Fund’s First Full Quarter)	126	118

Portfolio Diagnostics

Fund Net Assets	$1,245 million
Number of Holdings	249
Turnover Rate	35%
Average Market Capitalization [1]	$1,055 million
Weighted Average P/B Ratio [2]	1.6x
Weighted Average P/S Ratio [3]	0.9x
Active Share [4]	90%
U.S. Investments (% of Net Assets)	90.7%
Non-U.S. Investments (% of Net Assets)	5.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 21

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Special Equity Fund (RSE)

Charlie Dreifus, CFA®, Steven McBoyle

FUND PERFORMANCE

Consistent with its long-term history, Royce Small-Cap Special Equity Fund lost less in 2022 than both its primary benchmark, the Russell 2000 Value Index, and the Russell 2000 Index, its secondary benchmark. The Fund fell -6.3% for the calendar year versus -14.5% for the small-cap value index and -20.4% for the Russell 2000. The Fund also beat both indexes for the three-, five-, 15-year, and since inception (5/1/98) periods ended 12/31/22.

WHAT WORKED… AND WHAT DIDN’T

Four of the portfolio’s nine equity sectors detracted from performance in 2022, with the biggest negative effects coming from Consumer Discretionary, Real Estate, and Materials. The sectors making the largest positive contributions were Consumer Staples, Communication Services, and Industrials. At the industry level, auto components, leisure products (both in Consumer Discretionary), and real estate management & development (Real Estate) detracted most while the biggest positive contributions in 2022 came from diversified consumer services (Consumer Discretionary), food & staples retailing (Consumer Staples), and commercial services & supplies (Industrials).

Standard Motor Products, a manufacturer primarily of aftermarket auto repair parts, was the largest detractor in 2022. While end market demand remained strong, margins were pressured from increasing supply chain related costs and the impact of rising interest rates on the company’s receivables factoring program. Johnson Outdoors, which makes outdoor recreational products, reported margins well below expectations in early May, primarily due to supply chain disruptions that persisted throughout the year. While demand has remained strong, concerns surrounding the strength of the consumer have weighed on its shares. Rising interest rates are likely to have had an impact on the level of transactions for real estate brokerage Marcus & Millichap, which weighed on its stock throughout the second half of the year. Shares of Kulicke & Soffa Industries, a semiconductor packaging equipment manufacturer, were weak through most of the year amid concerns about slower consumer electronics demand and consequent capacity digestion by the company’s customers.

Tax preparation business H&R Block was the largest contributor to performance in 2022. The company reported much better-than-expected results in their key tax filing quarter, and provided guidance to multi-year double-digit earnings per share growth. The company’s consistent and sizeable cash flow generation have also made it more appealing in the current environment. Grocery retailers have historically fared well during inflationary periods thanks to their ability to pass on costs and benefit from consumers looking to save money relative to dining out—two developments that helped the performance of grocery retailer Ingles Markets. The company also has a favorable geographic position to benefit from net migration. Shares of Ennis, a business form and other graphic printing company, rallied following better-than-expected results reported in mid-June, which continued throughout the year, due in part to the company’s strong supplier relationships amid industry shortages and a favorable competitive environment. The Fund’s fourth largest contributor to performance was Atkore, which manufactures electrical conduits. Its stock rose following results reported in mid-November in which the company raised earnings guidance for fiscal 2025, alleviating concerns that the company had reached an earnings peak.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]
H&R Block	2.73	Standard Motor Products	-2.04
Ingles Markets Cl. A	0.95	Johnson Outdoors Cl. A	-1.83
Ennis	0.66	Marcus & Millichap	-1.45
Atkore	0.42	Kulicke & Soffa Industries	-1.37
Sylvamo Corporation	0.41	Huntsman Corporation	-1.29
[1] Includes dividends		[2] Net of dividends

The portfolio’s advantage over its benchmark was attributable to stock selection in 2022, most impactfully in Industrials and Consumer Staples. The Fund’s cash position also contributed to our relative advantage in 2022. Conversely, the Fund’s lack of exposure to Energy and Utilities detracted from relative results.

CURRENT POSITIONING AND OUTLOOK

We expect a global recession to hit earnings hard. As of this writing, central bank actions around the world are impacting the overall outlook, which remains challenged in our view. There is, in addition to this, the uncertain trajectory for a post-Covid China, where many are expecting renewed growth. Fed Chair Powell has acknowledged that there is no pain-free way to tame inflation. The market must at some point more fully grasp this difficult truth, which will almost certainly come with a downward recalibration of earnings. The transition from quantitative easing (QE) to quantitative tightening remains underway. We had 12 years of QE, so should we not expect the transition to take a while? Investors expect a quick fix—but is that reasonable? During previous recessions, the stock market did not bottom before the start of the recession. With the likelihood of a recession occurring in 2023, therefore, we do not believe that we have reached a durable bottom yet. During the current bear market, seller exhaustion has occurred from time to time, especially on any news that suggests lower interest rates. The market pounces on any remotely positive development. We continue to view these as temporary reprieves. More important, we believe we need lower multiples, higher credit spreads, consistently higher volatility, and a considerably higher unemployment rate to reach a durable bottom for stocks. We also are still of the belief that the market will favor short duration equities that are self-funding and return capital to their shareholders. We believe our portfolio is well represented with such names—which in our estimation have additional attractive features.

22 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (5/1/98)
RSE	7.46	-6.33	7.22	4.59	7.42	7.39	8.39	8.45

Annual Operating Expenses: 1.20%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

25 Years Through 12/31/22

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 74% of all 10-year periods and 61% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG [1]	INDEX AVG [1]
10-year	89/121	74%	0.56	0.48
5-year	111/181	61%	0.50	0.46

1Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000
Invested on 5/1/98 as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

Ingles Markets Cl. A	7.6
Standard Motor Products	5.5
Encore Wire	5.1
Vishay Intertechnology	5.0
John B. Sanfilippo & Son	4.8
TEGNA	4.4
Marcus & Millichap	4.1
Huntsman Corporation	4.0
Movado Group	3.8
Ennis	3.7

Portfolio Sector Breakdown

% of Net Assets

Industrials	20.6
Consumer Discretionary	17.2
Consumer Staples	12.4
Information Technology	9.5
Materials	8.8
Financials	5.7
Communication Services	4.4
Real Estate	4.1
Energy	0.4
Cash and Cash Equivalents	16.9

Calendar Year Total Returns (%)

YEAR	RPR
2022	-6.3
2021	22.5
2020	7.4
2019	12.6
2018	-9.9
2017	7.9
2016	32.2
2015	-12.4
2014	1.1
2013	29.4
2012	15.4
2011	0.1
2010	19.6
2009	28.4
2008	-19.6

Upside/Downside Capture Ratios

Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	78	74
From 6/30/98 (Start of Fund’s First Full Quarter)	81	66

Portfolio Diagnostics

Fund Net Assets	$754 million
Number of Holdings	33
Turnover Rate	23%
Average Market Capitalization [1]	$1,439 million
Weighted Average P/E Ratio [2,3]	8.0x
Weighted Average P/B Ratio [2]	1.7x
Active Share [4]	98%
U.S. Investments (% of Net Assets)	82.2%
Non-U.S. Investments (% of Net Assets)	0.9%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/22).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 23

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Small-Cap Total Return Fund (RTR)

Joe Hintz, CFA®, Chuck Royce, Miles Lewis, CFA®

FUND PERFORMANCE

Royce Small-Cap Total Return Fund was down -13.3% in 2022, losing less than both its primary benchmark, the Russell 2000 Value Index, which fell -14.5%, and its secondary benchmark, the small-cap Russell 2000 Index, which declined-20.4%, for the same period. The Fund also outperformed both indexes for the five-, 25-year, and since inception (12/15/93) periods ended 12/31/22.

WHAT WORKED… AND WHAT DIDN’T

Six of the portfolio’s 10 equity sectors finished 2022 in the red, with the largest detractions coming from Financials, Consumer Discretionary, and Information Technology while the biggest positive impacts came from Energy, Materials, and Communication Services. Insurance (Financials), electronic equipment, instruments & components (Information Technology), and banks (Financials) detracted most at the industry level while containers & packaging (Materials), energy equipment & services (Energy), and professional services (Industrials) were the biggest contributors in 2022.

Top detractor Franchise Group owns four consumer businesses: The Vitamin Shoppe, Pet Supplies Plus, and two discount furniture retailers. In addition to the recessionary concerns that hurt most retailers in the first half of the year, the company’s plans to acquire retailer Kohl’s (a deal that would likely have been highly accretive for Franchise Group) fell through. In the second half of the year, the company suffered from overstocking slow-moving inventory within one of their discount furniture retailers, American Freight, that stemmed from 2021’s supply chain constraints. Our view remains that each of Franchise Group’s core assets has high-quality attributes. Spectrum Brands Holdings is a consumer products company with a variety of products and brands, including pet care, home & garden, and personal care. Entering 2022, an attractive potential catalyst for value creation was the pending divestiture of their Hardware and Home Improvement division to Swedish firm, Assa Abloy, which would have generated a massive influx of cash that would have unlocked multiple capital allocation possibilities. The deal was ultimately opposed, however, by the U.S. Department of Justice, driving Spectrum’s shares down. We were also disappointed in some leadership changes that saw the departure of one executive whom we viewed as critical to the future of the firm. For these and other reasons, we sold our position.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]
Intertape Polymer Group	1.37	Franchise Group Cl. A	-1.27
Cactus Cl. A	0.77	Spectrum Brands Holdings	-1.23
Pason Systems	0.48	Coherent Series A Conv.	-1.00
CDK Global	0.45	GrafTech International	-0.97
Barrett Business Services	0.39	Vontier Corporation	-0.94
[1] Includes dividends		[2] Net of dividends

Industrial packaging company Intertape Polymer Group, which makes the black tape used on Amazon boxes, was our top contributor. When we first invested, we saw an industrial packaging company that was an effective backdoor play on e-commerce. Our research was validated in March when Intertape agreed to be taken private by a private equity buyer at an 82% premium to its prior close. We see Cactus as a high-quality company in the oil field services space whose products include wellhead and pressure control equipment. Cactus benefited from a strong year for energy companies as geopolitical factors drove increased volatility within the global supply/demand balance for oil and gas, which led to considerable increases in domestic drilling activity.

The portfolio’s advantage over the Russell 2000 Value came primarily from stock selection in 2022. Stock picks in Materials, our lower exposure to Health Care, and stock selection in Industrials helped relative results most. Conversely, both our lower weighting and stock picking hurt performance versus the benchmark in Energy, as did stock selection in Consumer Staples and Consumer Discretionary.

CURRENT POSITIONING AND OUTLOOK

The silver lining in 2022’s bear market, based on our own research and that of others, is that down years have often set the stage for solid returns in the subsequent year—and those returns are frequently well above historical averages. We remain confident that the value-led cycle within small cap has legs, in part because prior leadership stints for small-cap value tended to be multi-year events. High quality remains historically inexpensive versus low quality. We believe this is an attractive set up in its own right, and even more so in the context of a possible recession and difficult operating environment. We are therefore particularly optimistic about small-cap value and quality, the twin cornerstones of the Fund’s investment philosophy. Our team continues to find an abundance of opportunity. The carnage in the tech sector in 2022, for example, led to cheap, highly profitable, and cash generative businesses being sold along with their far more expensive, less profitable (often unprofitable), and cash burning counterparts. We capitalized by buying what we believe are high-quality tech assets, particularly in the software space. Certain areas of Consumer Discretionary also look interesting to us, notably those hit hardest by a combination of one or all of the following: a focus on the lower end consumer (whose spending was impacted greatly by inflation, which appears to be rolling over); perceived Covid beneficiaries that we believe have more enduring businesses than the market is giving them credit for; and/or companies impacted by transitory issues, such as inventory de-stocking at large customers, which look highly unlikely to repeat in 2023. Lastly, we are optimistic about holdings that in our view were disproportionately punished in 2022. We believe that we’ve found quite a few of these opportunities—which look poised to deliver strong long-term returns.

24 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/15/93)
RTR	0.44	-13.25	4.25	4.13	8.14	6.68	8.50	8.30	9.82

Annual Operating Expenses: 1.25%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

25 Years Through 12/31/22

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 99% of all 10-year periods and 91% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG [1]	INDEX AVG [1]
10-year	120/121	99%	0.55	0.48
5-year	165/181	91%	0.52	0.46

1Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

Vontier Corporation	2.5
International General Insurance Holdings	2.3
Home BancShares	2.3
FTAI Aviation	2.2
Helen of Troy	2.1
Teradata Corporation	2.1
RenaissanceRe Holdings	2.0
Sapiens International	2.0
Element Solutions	2.0
Air Lease Cl. A	2.0

Portfolio Sector Breakdown

% of Net Assets

Financials	37.2
Industrials	22.1
Information Technology	12.6
Consumer Discretionary	9.3
Materials	7.1
Energy	4.2
Communication Services	1.9
Real Estate	1.6
Health Care	0.2
Preferred Stock	1.8
Cash and Cash Equivalents	2.0

Calendar Year Total Returns (%)

YEAR	RTR
2022	-13.3
2021	25.8
2020	3.8
2019	-23.5
2018	-12.5
2017	13.7
2016	25.9
2015	-7.2
2014	1.3
2013	32.8
2012	14.4
2011	-1.7
2010	23.5
2009	26.2
2008	-31.2

Upside/Downside Capture Ratios

Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	88	84
From 12/31/93 (Start of Fund’s First Full Quarter)	87	73

Portfolio Diagnostics

Fund Net Assets	$936 million
Number of Holdings	85
Turnover Rate	62%
Average Market Capitalization [1]	$2,199 million
Weighted Average P/E Ratio [2,3]	12.4x
Weighted Average P/B Ratio [2]	1.8x
Active Share [4]	96%
U.S. Investments (% of Net Assets)	76.3%
Non-U.S. Investments (% of Net Assets)	21.7%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/22).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 25

MANAGER’S DISCUSSION (UNAUDITED)

Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA®

FUND PERFORMANCE

Royce Small-Cap Value Fund outperformed both of its small-cap benchmarks in 2022, down -10.1% versus a decline of -14.5% for its primary benchmark, the Russell 2000 Value Index, and a fall of -20.4% for the Russell 2000 Index, its secondary benchmark.

WHAT WORKED… AND WHAT DIDN’T

Five of the portfolio’s nine equity sectors made a negative impact on calendar year period performance, with the largest detractions coming from Consumer Discretionary, Industrials, and Financials while the largest positive impacts came from Health Care, Energy, and Communication Services. At the industry level, specialty retail, household durables (both in Consumer Discretionary), and semiconductors & semiconductor equipment (Information Technology) were the largest detractors while biotechnology (Health Care), pharmaceuticals (Health Care), and oil, gas & consumable fuels (Energy) contributed most in 2022.

Recreational boat dealer OneWater Marine was the Fund’s top detractor. Investors appeared to worry that slowing demand—which has not materialized as of this writing—would sink its prospects, keeping its stock under water for most of 2022. In November, however, the company reported record revenue for the fiscal fourth quarter and full fiscal year of 2022 before closing an acquisition in December that should help to shore up its presence in the Gulf Coast region. Wary of a possible slowdown in demand in 2023, we reduced our stake in 2022. Rent-A-Center operates rent-to-own stores. Investors shied away from its stock after the company said that both the end of Covid relief funds and rising inflation would likely hurt its customers’ ability to buy and/or make payments. We were equally concerned about how the company’s 2021 acquisition of lease-to-own solutions provider Acima Holdings put leverage on Rent-A-Center’s balance sheet while also adding credit losses to recent financial results. We sold the last of our shares in March. Family footwear retailer Shoe Carnival continues to execute well, especially compared to its competitors, by reducing costs, opening new stores, and renovating older sites. While its shares fell in an ongoing inhospitable climate for retailers, the company remains profitable and is a retailer of Nike—which has stopped supplying to many competitors—which influenced our decision to hold shares at year-end.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]
Catalyst Pharmaceuticals	1.76	OneWater Marine Cl. A	-1.14
BioDelivery Sciences International	0.72	Rent-A-Center	-1.04
IBEX	0.71	Shoe Carnival	-0.92
Cross Country Healthcare	0.66	American Eagle Outfitters	-0.90
Sanmina Corporation	0.63	Lazydays Holdings	-0.81
[1] Includes dividends		[2] Net of dividends

The portfolio’s top contributor was Catalyst Pharmaceuticals, which focuses on the acquisition, development, and commercialization of prescription drugs that treat autoimmune disorders and rare diseases. We began building our position at what we judged to be a very favorable valuation, attracted to its strong balance sheet and its approved—and profitable—drug that treats Lambert-Eaton myasthenic syndrome (LEMS) in adults. In July, the company favorably settled patent litigation and then acquired the purported infringer. BioDelivery Sciences International was a specialty pharmaceutical company that makes pain management and neurology products which treat patients living with serious and complex conditions such as chronic pain and acute migraines. In February, Collegium Pharmaceutical, which we held until September 2022 and which also specializes in pain management medicines, announced it would acquire BioDelivery at a sizable premium, leading us to sell our position in February 2022. IBEX is a customer experience company that helps companies engage more effectively with their customers. The company’s services include digital marketing, outsourced sales and support, and brand management. We initiated a position when the company went public and was beginning to add new economy names in industries such as fintech and healthcare—which helped spur revenue and earnings growth in 2022.

The portfolio’s advantage over the Russell 2000 Value came from stock selection in 2022 and was especially effective in Health Care and Information Technology (overcoming the negative impact of our overweight), and Communication Services (where our slight underweight also helped). Conversely, a combination of our greater exposure and stock picks detracted from relative results in Consumer Discretionary, as did our lower weight and stock selection in Energy and lack of exposure to Utilities.

CURRENT POSITIONING AND OUTLOOK

Our expectation is for a more volatile market until we have greater clarity about the state of economic growth. Many companies over-earned coming out of Covid, and many are likely to see earnings decline in a more muted demand environment, which has made getting a read on normalized earnings challenging. In positioning the portfolio, we have been focusing on companies that have key fundamental strengths—specifically, low debt balance sheets and the ability to generate free cash flow—and look best positioned for a more stable market over the next 18 to 24 months. We ended 2022 overweight in Information Technology, Consumer Discretionary, and Industrials and underweight in Financials, Real Estate, Utilities, Materials, and Health Care.

26 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVFX RVVHX RVFCX RVVRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVV	11.54	-10.06	2.56	3.43	5.48	4.93	9.29	8.13

Annual Gross Operating Expenses: 1.55%   Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

Sterling Infrastructure	1.8
Flex	1.8
Jabil	1.7
Sanmina Corporation	1.7
Timberland Bancorp	1.6
Evercore Cl. A	1.6
Kimball Electronics	1.6
SciPlay Corporation Cl. A	1.6
Vishay Intertechnology	1.6
Tiptree	1.6

Portfolio Sector Breakdown

% of Net Assets

Information Technology	23.7
Industrials	17.7
Consumer Discretionary	16.2
Financials	16.0
Energy	7.7
Health Care	6.9
Communication Services	3.6
Consumer Staples	2.6
Real Estate	2.3
Cash and Cash Equivalents	3.3

Calendar Year Total Returns (%)

YEAR	RVV
2022	-10.1
2021	28.2
2020	-6.5
2019	18.2
2018	-7.2
2017	5.3
2016	21.1
2015	-11.5
2014	-0.0
2013	27.8
2012	9.6
2011	-7.4
2010	25.0
2009	44.7
2008	-34.2

Upside/Downside Capture Ratios

Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	83	96
From 6/30/01 (Start of Fund’s First Full Quarter)	96	93

Portfolio Diagnostics

Fund Net Assets	$113 million
Number of Holdings	91
Turnover Rate	62%
Average Market Capitalization [1]	$1,217 million
Weighted Average P/E Ratio [2,3]	7.6x
Weighted Average P/B Ratio [2]	1.6x
Active Share [4]	96%
U.S. Investments (% of Net Assets)	96.1%
Non-U.S. Investments (% of Net Assets)	0.6%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/22).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2023. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 27

MANAGER’S DISCUSSION (UNAUDITED)

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA®

FUND PERFORMANCE

In one of the most difficult years for small-cap stocks in general and small-cap growth stocks in particular since 2008’s Great Financial Crisis, Royce Smaller-Companies Growth Fund was down -32.4%, lagging both its primary benchmark, the Russell 2000 Growth Index, which fell 26.4%, and the Russell 2000 Index, which declined -20.4% for the same period.

WHAT WORKED… AND WHAT DIDN’T

Eight of the portfolio’s nine equity sectors had a negative impact on 2022’s performance, with the largest detractions coming from Information Technology, Health Care, and Industrials. The only positive impact came from Consumer Staples, while Real Estate and Materials detracted least. At the industry level, biotechnology (Health Care), software, and IT services (both in Information Technology) were the largest detractors while beverages (Consumer Staples), communications equipment (Information Technology), and health care equipment & supplies (Health Care) contributed most in 2022.

Our top detractor was Ambarella, a maker of video camera and computer vision semiconductor chips. Like many fabless semi companies, it experienced supply chain disruptions, in addition to some end-market weakness. It remains a key holding, however, given its growing backlog for higher volume, higher priced—and wider margin—automotive and advanced driver assistance system applications. After years of impressive growth, Freshpet hit several speed bumps in 2022, including manufacturing and operational challenges, product quality issues, and ingredient cost inflation, though it remains the leader in the fresh and refrigerated pet food segment. An aggressive, multi-year capital spending forecast and dilutive equity raise to fund this plan also factored into its stock’s difficulties through most of 2022. Its shares began to recover after an activist investor took a 10% stake in the company, which resulted in some senior management changes. Management cut back the aggressive capital plan in order to extend the company’s cash runway, made operational improvements, and implemented additional price increases to help margins—actions that influenced our decision to hold a stake in the company.

Top Contributors to Performance		Top Detractors from Performance
For 2022 (%)[1]		For 2022 (%)[2]
TransMedics Group	2.70	Ambarella	-1.72
Impinj	1.57	Freshpet	-1.41
Celsius Holdings	1.49	Matterport Cl. A	-1.38
Clearfield	1.32	Atlas Technical Consultants Cl. A	-1.13
Halozyme Therapeutics	1.04	Oxford Biomedica	-1.06
[1] Includes dividends		[2] Net of dividends

TransMedics Group was the Fund’s top contributor. A pioneer in human organ transplantation systems, TransMedics develops equipment that provides continuous blood and oxygen flow, which extends the life of an organ during transport. Management believes—and evidence is suggesting—that their technology could, at a minimum, double transplant volumes in the U.S. In addition, 2022 brought the approval and introduction of two new products (versus one in 2021) that address lung, liver, and heart procedures. Impinj is a leading innovator in the article and inventory tracking industry, selling both reader and endpoint chips with RF (“radio frequency”) capabilities. RFID is proving a powerful tool in inventory management, product logistics, and theft prevention for apparel retailers. And while the retailer market is only about 25% penetrated (both multi-channel e-commerce and Covid accelerated adoption, with Walmart recently rolling it out), Impinj is finding newer and potentially much larger applications in package delivery, non-apparel retailers, healthcare, and counterfeit prevention. For six consecutive quarters, management has said it sees 50% more demand than they have been able to supply due to chip fabrication capacity and supply constraints. We think its runway is long.

The portfolio’s disadvantage versus the Russell 2000 Growth came from stock selection in 2022. At the sector level, stock selection in Industrials, our lack of exposure to Energy, and stock picks in Consumer Discretionary detracted most versus the benchmark. Conversely, our much lower exposure and stock selection in Real Estate, along with the Fund’s cash holdings, contributed most to relative performance.

CURRENT POSITIONING AND OUTLOOK

We spent much of 2022 trying to reduce portfolio risk by selling earlier stage companies, reducing underperforming holdings, and letting our winners run. As a result of these actions, we held fewer positions at year end, as many companies experienced worsening outlooks or were in an industry that was beginning to see economic pressure. At the end of 2022, we remained overweight in Information Technology, Health Care, and Industrials and underweight in Energy, Consumer Discretionary, Financials, Real Estate, and Utilities. We believe we are well positioned for the eventual rebound in small-cap growth stocks, which generally happens the year following a big drawdown. We still believe in a reversion to the mean, but investors have remained in a risk off mode for some time now, as they await visibility regarding Fed rate hike moderation, inflation deceleration, and the net impact on the economy of New Deal-like heavy fiscal spending. We should also keep in mind that it typically takes 12-24 months for monetary policy to take effect, which may set us up for a mid-2023 recession, the magnitude of which is difficult to predict (as is always the case). The equity market historically moves up ahead of the eventual economic recovery, so we are anticipating more of the same until the second half of 2023, when we expect the market to begin recovering. In the meantime, we continue to seek companies that are benefiting from secular growth tailwinds and that have a sufficiently superior product or service to capture market share.

28 | The Royce Funds 2022 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/22

	JUL-DEC 2022[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVP	6.03	-32.37	2.85	3.85	7.72	5.32	10.22	9.63

Annual Gross Operating Expenses: 1.51%    Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 12/31/22

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/22 ($)

Top 10 Positions

% of Net Assets

TransMedics Group	4.6
Impinj	4.0
Celsius Holdings	3.6
Halozyme Therapeutics	3.1
Axonics	3.0
Distribution Solutions Group	2.7
Alphatec Holdings	2.5
Agilysys	2.4
VSE Corporation	2.4
InMode	2.2

Portfolio Sector Breakdown

% of Net Assets

Health Care	30.1
Information Technology	26.1
Industrials	17.9
Consumer Discretionary	9.4
Consumer Staples	7.0
Materials	3.7
Financials	2.1
Real Estate	0.6
Cash and Cash Equivalents	3.1

Calendar Year Total Returns (%)

YEAR	RVP
2022	-32.4
2021	7.8
2020	49.3
2019	23.7
2018	-10.2
2017	17.8
2016	9.4
2015	-1.8
2014	3.9
2013	32.5
2012	15.3
2011	-10.0
2010	19.7
2009	41.4
2008	-41.1

Upside/Downside Capture Ratios

Periods Ended 12/31/22 (%)

	UPSIDE	DOWNSIDE
10-Year	98	107
From 6/30/01 (Start of Fund’s First Full Quarter)	106	92

Portfolio Diagnostics

Fund Net Assets	$175 million
Number of Holdings	68
Turnover Rate	66%
Average Market Capitalization [1]	$1,945 million
Weighted Average P/B Ratio [2]	3.3x
3-5 Year EPS Growth (est.)[3]	24.0%
Active Share[4]	93%
U.S. Investments (% of Net Assets)	86.2%
Non-U.S. Investments (% of Net Assets)	10.7%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2023. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2022. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Growth). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2022 Annual Report to Shareholders | 29

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 94.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 2.8%
HOUSEHOLD DURABLES - 0.5%
†Vistry Group	40,000	$302,479
MULTILINE RETAIL - 0.8%
† Franchise Group Cl. A	18,500	440,670
SPECIALTY RETAIL - 1.5%
USS	56,000	893,935
Total (Cost $1,171,324)		1,637,084

ENERGY – 1.4%
OIL, GAS & CONSUMABLE FUELS - 1.4%
Gaztransport Et Technigaz	7,800	833,281
Total (Cost $491,861)		833,281

FINANCIALS – 22.6%
BANKS - 2.7%
BOK Financial	15,414	1,599,819
CAPITAL MARKETS - 19.9%
Artisan Partners Asset Management Cl. A	19,700	585,090
B3-Brasil, Bolsa, Balcao	336,600	842,177
Bolsa Mexicana de Valores	444,000	859,678
Carlyle Group	60,820	1,814,869
Evercore Cl. A	13,500	1,472,580
KKR & Co.	14,738	684,138
Moelis & Company Cl. A	19,359	742,805
SEI Investments	37,900	2,209,570
Sprott	37,780	1,256,729
State Street	16,800	1,303,176
		11,770,812
Total (Cost $7,169,506)		13,370,631

HEALTH CARE – 3.2%
HEALTH CARE PROVIDERS & SERVICES - 0.9%
Ensign Group (The)	5,951	563,024
PHARMACEUTICALS - 2.3%
Recordati Industria Chimica e Farmaceutica	24,210	1,004,229
Santen Pharmaceutical	41,600	340,433
		1,344,662
Total (Cost $626,526)		1,907,686

INDUSTRIALS – 42.5%
AEROSPACE & DEFENSE - 4.5%
HEICO Corporation Cl. A	22,100	2,648,685
BUILDING PRODUCTS - 0.6%
Geberit	800	376,791
CONSTRUCTION & ENGINEERING - 1.7%
Comfort Systems USA	8,959	1,031,002
ELECTRICAL EQUIPMENT - 3.9%
Hubbell Incorporated	9,840	2,309,251
MACHINERY - 12.8%
Graco	25,224	1,696,566
Lincoln Electric Holdings	10,022	1,448,079
Lindsay Corporation	16,530	2,691,911
Spirax-Sarco Engineering	13,478	1,729,632
		7,566,188
MARINE - 2.3%
Clarkson	35,040	1,370,398
PROFESSIONAL SERVICES - 9.7%
KBR	61,260	3,234,528
Korn Ferry	10,023	507,365
ManpowerGroup	19,300	1,605,953
Robert Half International	4,794	353,941
		5,701,787
ROAD & RAIL - 0.6%
Werner Enterprises	8,643	347,967
TRADING COMPANIES & DISTRIBUTORS - 6.4%
Applied Industrial Technologies	29,730	3,746,872
Total (Cost $7,260,416)		25,098,941
INFORMATION TECHNOLOGY – 2.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.5%
Vishay Intertechnology	42,497	916,660
SOFTWARE - 0.5%
SimCorp	4,200	289,117
Total (Cost $680,418)		1,205,777

MATERIALS – 19.3%
CHEMICALS - 1.8%
Quaker Houghton	6,122	1,021,762
CONTAINERS & PACKAGING - 3.8%
AptarGroup	20,396	2,243,152
METALS & MINING - 13.7%
Franco-Nevada	18,335	2,502,361
Reliance Steel & Aluminum	10,288	2,082,703
Royal Gold	11,600	1,307,552
Worthington Industries	44,460	2,210,106
		8,102,722
Total (Cost $3,679,857)		11,367,636

REAL ESTATE – 0.5%

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Kennedy-Wilson Holdings	17,000	267,410
Total (Cost $267,206)		267,410

TOTAL COMMON STOCKS
(Cost $21,347,114)		55,688,446

REPURCHASE AGREEMENT– 5.7%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $3,342,968 (collateralized by obligations of U.S. Government Agencies, 0.375% due 4/30/25, valued at $3,409,396)
(Cost $3,342,493)		3,342,493

TOTAL INVESTMENTS – 100.0%
(Cost $24,689,607)		59,030,939

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(2,620)

NET ASSETS – 100.0%		$59,028,319

30 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce Global Financial Services Fund
Common Stocks – 98.9%
	SHARES	VALUE

BANKS - 17.5%
Bank of N.T. Butterfield & Son	5,805	$173,047
BOK Financial	10,450	1,084,606
Capital City Bank Group	16,988	552,110
First Citizens BancShares Cl. A	1,564	1,186,075
First Republic Bank	2,599	316,792
Popular	16,251	1,077,766
Umpqua Holdings	17,400	310,590
Total (Cost $2,242,341)		4,700,986

CAPITAL MARKETS - 54.8%
Ares Management Cl. A	12,337	844,344
Artisan Partners Asset Management Cl. A	7,512	223,106
B3-Brasil, Bolsa, Balcao	183,000	457,868
Canaccord Genuity Group	113,715	704,630
Carlyle Group	21,185	632,160
Charles Schwab	14,671	1,221,507
Coronation Fund Managers	61,200	110,649
CRISIL	14,000	518,675
Egyptian Financial Group-Hermes Holding
Company [1]	221,749	160,165
† GCM Grosvenor Cl. A	21,300	162,093
Intermediate Capital Group	39,111	542,812
JSE	51,000	325,578
KKR & Co.	16,120	748,290
MarketAxess Holdings	1,581	440,925
MarketWise Cl. A [1]	88,300	148,344
Morningstar	1,262	273,337
NZX	580,000	445,573
Onex Corporation	5,669	273,360
Raymond James Financial	2,900	309,865
Rothschild & Co	13,900	555,740
SEI Investments	9,540	556,182
Silvercrest Asset Management Group Cl. A	27,612	518,277
Sprott	40,500	1,347,208
StoneX Group [1]	9,846	938,324
Tel Aviv Stock Exchange	273,000	1,630,964
U.S. Global Investors Cl. A	165,500	478,295
Warsaw Stock Exchange	23,169	187,833
Total (Cost $8,458,963)		14,756,104

DIVERSIFIED FINANCIAL SERVICES - 2.1%
Banco Latinoamericano de Comercio
Exterior Cl. E	25,700	416,340
ECN Capital	75,000	153,988
Total (Cost $557,932)		570,328

INSURANCE - 7.3%
Axis Capital Holdings	11,554	625,880
E-L Financial	1,638	1,066,999
James River Group Holdings	13,700	286,467
Total (Cost $1,755,926)		1,979,346

IT SERVICES - 0.9%
PayPal Holdings [1]	3,466	246,848
Total (Cost $122,211)		246,848

METALS & MINING - 4.8%
Franco-Nevada	9,523	1,299,699
Total (Cost $430,881)		1,299,699

PROFESSIONAL SERVICES - 0.3%
Quess Corp	17,756	88,512
Total (Cost $153,190)		88,512

REAL ESTATE MANAGEMENT & DEVELOPMENT - 9.1%
Altus Group	23,760	948,294
†Colliers International Group	1,729	159,137
FirstService Corporation	8,379	1,026,847
†Real Matters [1]	100,000	308,715
Total (Cost $1,475,963)		2,442,993

SOFTWARE - 1.4%
Envestnet [1]	6,000	370,200
Total (Cost $256,690)		370,200

THRIFTS & MORTGAGE FINANCE - 0.7%
Provident Bancorp	25,000	182,000
Total (Cost $313,394)		182,000

TOTAL COMMON STOCKS
(Cost $15,767,491)		26,637,016

DIVERSIFIED INVESTMENT COMPANIES – 1.0%
CLOSED-END FUNDS - 1.0%
Eagle Point Income	19,341	268,260
Total (Cost $384,692)		268,260

REPURCHASE AGREEMENT– 0.4%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $108,236 (collateralized by obligations of U.S. Government Agencies, 2.875% due 5/31/25, valued at $110,455)
(Cost $108,221)		108,221

TOTAL INVESTMENTS – 100.3%
(Cost $16,260,404)		27,013,497

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(79,118)

NET ASSETS – 100.0%		$26,934,379

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 31

Schedules of Investments

Royce International Premier Fund
Common Stocks – 91.4%
	SHARES	VALUE

AUSTRALIA – 6.2%
Hansen Technologies	6,858,518	$24,001,862
IPH	3,638,524	21,626,738
Total (Cost $31,416,398)		45,628,600

BRAZIL – 3.6%
† Boa Vista Servicos	7,870,000	10,821,762
Odontoprev	9,455,900	16,172,504
Total (Cost $32,245,934)		26,994,266

CANADA – 5.2%
Altus Group	103,300	4,122,845
Enghouse Systems	805,600	21,401,353
† Open Text	425,100	12,596,021
Total (Cost $47,392,588)		38,120,219

DENMARK – 1.0%
SimCorp	112,500	7,744,213
Total (Cost $7,826,564)		7,744,213

FRANCE – 0.6%
Lectra	114,389	4,310,157
Total (Cost $4,166,865)		4,310,157

GERMANY – 4.8%
Amadeus Fire	63,898	7,906,992
New Work	118,902	19,422,712
Norma Group	440,700	8,019,700
Total (Cost $50,601,252)		35,349,404

ICELAND – 2.3%
Marel	2,889,770	10,004,503
Ossur [1]	1,498,647	7,237,808
Total (Cost $21,851,002)		17,242,311

ITALY – 3.3%
Carel Industries	252,054	6,340,560
DiaSorin	78,463	10,952,385
GVS [1]	1,665,451	7,220,264
Total (Cost $33,602,973)		24,513,209

JAPAN – 24.5%
As One	239,500	10,511,429
Benefit One	492,400	7,252,432
BML	908,000	23,211,978
Fukui Computer Holdings	614,300	12,366,509
† JCU	798,900	18,748,948
† Maruwa	53,000	6,332,216
Meitec Corporation	871,300	15,907,001
NSD	623,300	10,847,434
OBIC Business Consultants	628,300	20,561,936
† Riken Keiki	290,200	9,729,351
TKC Corporation	918,600	25,232,802
USS	501,400	8,003,909
† Zuken	532,200	12,347,981
Total (Cost $195,106,556)		181,053,926

NETHERLANDS – 1.6%
IMCD	85,200	12,143,586
Total (Cost $5,695,787)		12,143,586

POLAND – 2.3%
Asseco Poland	1,039,100	17,218,131
Total (Cost $22,354,804)		17,218,131

SINGAPORE – 1.9%
XP Power	556,326	13,686,807
Total (Cost $15,417,741)		13,686,807

SOUTH KOREA – 3.6%
Douzone Bizon	316,800	9,232,171
NICE Information Service	1,809,606	17,459,227
Total (Cost $52,809,466)		26,691,398

SWEDEN – 7.9%
Alimak Group	1,618,527	11,571,045
Bravida Holding	432,328	4,615,432
Hexpol	329,100	3,503,932
Karnov Group [1]	2,407,447	13,473,591
Loomis	554,300	15,192,341
†Norva24 Group [1]	3,064,679	9,926,942
Total (Cost $62,528,586)		58,283,283

SWITZERLAND – 4.8%
dormakaba Holding	11,200	4,100,146
Kardex Holding	59,100	9,715,244
Partners Group Holding	10,000	8,833,613
VZ Holding	162,485	12,617,123
Total (Cost $27,187,864)		35,266,126

UNITED KINGDOM – 17.8%
Ashmore Group	1,462,450	4,232,662
Croda International	127,000	10,139,561
Diploma	305,698	10,259,364
DiscoverIE Group	1,384,755	12,237,669
†Intertek Group	278,800	13,596,810
Learning Technologies Group	12,868,300	17,952,931
Marlowe [1]	2,340,645	13,299,698
†Mortgage Advice Bureau Holdings	982,883	6,297,760
Restore	4,729,458	18,868,340
Spirax-Sarco Engineering	79,500	10,202,239
Victrex	764,845	14,766,811
Total (Cost $142,555,721)		131,853,845

TOTAL COMMON STOCKS
(Cost $752,760,101)		676,099,481

PREFERRED STOCK – 2.6%
GERMANY – 2.6%
FUCHS PETROLUB	548,300	19,216,005
(Cost $24,078,742)		19,216,005

32 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce International Premier Fund (continued)

VALUE

REPURCHASE AGREEMENT– 6.0%

Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value

$44,889,964 (collateralized by obligations of various U.S. Government Agencies, 0.375%-2.875%

due 4/30/25-5/31/25, valued at $45,781,297)

(Cost $44,883,580)	$44,883,580

TOTAL INVESTMENTS – 100.0%
(Cost $821,722,423)	740,199,066

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%	(299,486)

NET ASSETS – 100.0%	$739,899,580

Royce Micro-Cap Fund
Common Stocks – 97.9%
	SHARES	VALUE

COMMUNICATION SERVICES – 4.1%
ENTERTAINMENT - 1.5%
Chicken Soup for the Soul Entertainment Cl. A [1]	244,521	$1,251,947
Gaia Cl. A [1]	176,568	420,232
IMAX Corporation [1]	189,400	2,776,604
		4,448,783
INTERACTIVE MEDIA & SERVICES - 1.2%
QuinStreet [1]	238,846	3,427,440
MEDIA - 1.4%
Magnite [1]	225,400	2,386,986
Thryv Holdings [1]	97,704	1,856,376
		4,243,362
Total (Cost $14,326,320)		12,119,585

CONSUMER DISCRETIONARY – 11.4%
AUTO COMPONENTS - 2.4%
Modine Manufacturing [1]	193,300	3,838,938
Stoneridge [1]	152,600	3,290,056
		7,128,994
HOTELS, RESTAURANTS & LEISURE - 1.5%
Century Casinos [1]	346,100	2,433,083
Lindblad Expeditions Holdings [1,2]	254,000	1,955,800
		4,388,883
HOUSEHOLD DURABLES - 0.8%
Legacy Housing [1]	117,973	2,236,768
LEISURE PRODUCTS - 1.6%
†American Outdoor Brands [1]	175,338	1,756,887
MasterCraft Boat Holdings [1]	110,800	2,866,396
		4,623,283
SPECIALTY RETAIL - 4.3%
Barnes & Noble Education [1]	384,000	672,000
Chico’s FAS [1]	481,300	2,367,996
Citi Trends [1]	114,924	3,043,187
†JOANN	149,400	425,790
OneWater Marine Cl. A [1]	45,600	1,304,160
Shoe Carnival	112,322	2,685,619
Zumiez [1]	103,200	2,243,568
		12,742,320
TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Fossil Group [1]	364,700	1,571,857
Vera Bradley [1]	156,900	710,757
		2,282,614
Total (Cost $30,502,818)		33,402,862

ENERGY – 2.9%
ENERGY EQUIPMENT & SERVICES - 2.9%
Natural Gas Services Group [1]	292,613	3,353,345
Newpark Resources [1]	875,100	3,631,665
Profire Energy [1]	1,410,332	1,480,849
Total (Cost $7,145,268)		8,465,859

FINANCIALS – 14.0%
BANKS - 7.0%
BayCom Corporation	167,842	3,185,641
HarborOne Bancorp	251,253	3,492,417
HBT Financial	188,700	3,692,859
HomeTrust Bancshares	125,600	3,035,752
Investar Holding Corporation	178,800	3,849,564
Midway Investments [1,3]	1,858,170	0
†Stellar Bancorp	104,677	3,083,784
		20,340,017

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 33

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS - 4.7%
B. Riley Financial	54,500	$1,863,900
Canaccord Genuity Group	379,360	2,350,687
Silvercrest Asset Management Group Cl. A	177,500	3,331,675
Sprott	74,280	2,470,880
StoneX Group [1]	39,000	3,716,700
		13,733,842
THRIFTS & MORTGAGE FINANCE - 2.3%
Territorial Bancorp	122,408	2,939,016
Western New England Bancorp	409,806	3,876,765
		6,815,781
Total (Cost $33,183,179)		40,889,640

HEALTH CARE – 7.2%
BIOTECHNOLOGY - 1.2%
Dynavax Technologies [1]	198,000	2,106,720
MeiraGTx Holdings [1]	222,200	1,448,744
		3,555,464
HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
Apyx Medical [1]	356,027	833,103
Artivion [1]	168,855	2,046,523
AtriCure [1]	42,800	1,899,464
Cutera [1]	55,700	2,463,054
OrthoPediatrics Corp. [1]	53,900	2,141,447
Profound Medical [1]	219,700	2,349,524
Surmodics [1]	66,922	2,283,379
		14,016,494
LIFE SCIENCES TOOLS & SERVICES - 1.2%
Harvard Bioscience [1]	609,952	1,689,567
NeoGenomics [1]	27,800	256,872
Quanterix Corporation [1]	116,600	1,614,910
		3,561,349
Total (Cost $18,920,412)		21,133,307

INDUSTRIALS – 24.9%
AEROSPACE & DEFENSE - 1.6%
Astronics Corporation [1]	163,500	1,684,050
Cadre Holdings	97,232	1,958,252
CPI Aerostructures [1]	343,190	1,098,208
		4,740,510
BUILDING PRODUCTS - 1.1%
Quanex Building Products	136,400	3,229,952
COMMERCIAL SERVICES & SUPPLIES - 3.1%
Acme United	73,364	1,606,672
Heritage-Crystal Clean [1]	124,474	4,042,915
VSE Corporation	71,000	3,328,480
		8,978,067
CONSTRUCTION & ENGINEERING - 3.7%
Concrete Pumping Holdings [1]	293,100	1,714,635
Construction Partners Cl. A [1]	130,900	3,493,721
IES Holdings [1]	59,800	2,127,086
Northwest Pipe [1]	108,200	3,646,340
		10,981,782
ELECTRICAL EQUIPMENT - 0.5%
American Superconductor [1]	372,200	1,369,696
MACHINERY - 6.3%
Alimak Group	196,200	1,402,658
CIRCOR International [1]	107,100	2,566,116
†Commercial Vehicle Group [1]	236,500	1,610,565
Graham Corporation [1]	234,616	2,257,006

Luxfer Holdings	162,200	2,225,384
Porvair	320,800	2,389,040
Shyft Group (The)	93,700	2,329,382
Wabash National	160,300	3,622,780
		18,402,931
MARINE - 1.1%
Clarkson	81,324	3,180,544
PROFESSIONAL SERVICES - 5.4%
CRA International	32,483	3,976,894
Forrester Research [1]	69,400	2,481,744
Kforce	42,732	2,342,995
NV5 Global [1]	26,200	3,466,784
Resources Connection	194,652	3,577,704
		15,846,121
TRADING COMPANIES & DISTRIBUTORS - 2.1%
Distribution Solutions Group [1]	71,265	2,626,828
Transcat [1]	48,474	3,435,352
		6,062,180
Total (Cost $54,864,613)		72,791,783

INFORMATION TECHNOLOGY – 28.0%
COMMUNICATIONS EQUIPMENT - 5.6%
Applied Optoelectronics [1]	277,500	524,475
Clearfield [1]	31,800	2,993,652
Comtech Telecommunications	136,402	1,655,920
Digi International [1]	90,300	3,300,465
DZS [1]	176,509	2,238,134
EMCORE Corporation [1]	396,700	381,824
Genasys [1]	465,088	1,720,826
Harmonic [1]	277,000	3,628,700
		16,443,996
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.8%
Arlo Technologies [1]	258,700	908,037
FARO Technologies [1]	76,145	2,239,424
LightPath Technologies Cl. A [1]	828,984	1,011,361
Luna Innovations [1]	456,600	4,013,514
nLIGHT [1]	217,250	2,202,915
PAR Technology [1]	58,500	1,525,095
PowerFleet [1]	350,408	942,598
VIA optronics ADR [1]	242,505	387,086
Vishay Precision Group [1]	97,100	3,752,915
		16,982,945
IT SERVICES - 1.9%
Cass Information Systems	63,916	2,928,631
Computer Task Group [1]	334,226	2,526,749
		5,455,380
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.5%
Aehr Test Systems [1,2]	145,059	2,915,686
Amtech Systems [1]	184,511	1,402,283
Axcelis Technologies [1]	46,800	3,714,048
AXT [1]	467,900	2,049,402
Camtek [1]	95,900	2,105,964
Cohu [1]	94,000	3,012,700
FormFactor [1]	70,400	1,564,992
Ichor Holdings [1]	85,900	2,303,838
Nova [1]	27,700	2,262,536
NVE Corporation	44,216	2,862,986
PDF Solutions [1]	110,500	3,151,460
Photronics [1]	208,600	3,510,738

34 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Ultra Clean Holdings [1]	82,300	$2,728,245
		33,584,878
SOFTWARE - 1.5%
Agilysys [1]	56,721	4,488,900
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.7%
AstroNova [1]	222,276	2,849,578
Intevac [1]	321,813	2,082,130
		4,931,708
Total (Cost $59,990,082)		81,887,807

MATERIALS – 4.8%
CHEMICALS - 0.6%
Aspen Aerogels [1]	134,700	1,588,113
METALS & MINING - 4.2%
Altius Minerals	121,800	1,997,916
Ferroglobe [1]	280,400	1,079,540
Haynes International	73,330	3,350,448
Major Drilling Group International [1]	454,600	3,532,047
Universal Stainless & Alloy Products [1]	335,000	2,401,950
		12,361,901
Total (Cost $11,659,665)		13,950,014

REAL ESTATE – 0.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
FRP Holdings [1]	29,575	1,592,910
Total (Cost $534,936)		1,592,910

TOTAL COMMON STOCKS
(Cost $231,127,293)		286,233,767

REPURCHASE AGREEMENT– 2.4%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $6,933,679 (collateralized by obligations of U.S. Government Agencies, 0.375% due 4/30/25, valued at $7,071,374)
(Cost $6,932,693)		6,932,693

TOTAL INVESTMENTS – 100.3%
(Cost $238,059,986)		293,166,460

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(738,104)

NET ASSETS – 100.0%		$292,428,356

Royce Pennsylvania Mutual Fund
Common Stocks – 99.1%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
†Cogent Communications Holdings	13,200	$753,456
†Frontier Communications Parent [1]	119,300	3,039,764
Liberty Latin America Cl. C [1]	187,820	1,427,432
		5,220,652
ENTERTAINMENT - 0.2%
Chicken Soup for the Soul Entertainment Cl. A [1]	33,785	172,979
IMAX Corporation [1]	240,219	3,521,611
		3,694,590
INTERACTIVE MEDIA & SERVICES - 1.3%
QuinStreet [1]	78,343	1,124,222
Ziff Davis [1]	244,782	19,362,256
		20,486,478
MEDIA - 0.4%
†Cable One	6,837	4,866,987
†TechTarget [1]	18,205	802,112
		5,669,099
Total (Cost $44,317,766)		35,070,819

CONSUMER DISCRETIONARY – 10.6%
AUTO COMPONENTS - 2.4%
Dorman Products [1]	158,712	12,835,040
Fox Factory Holding Corporation [1,2]	65,310	5,958,231
Gentex Corporation	320,356	8,736,108
LCI Industries	91,741	8,481,456
Standard Motor Products	15,168	527,846
Stoneridge [1]	58,757	1,266,801
		37,805,482
DISTRIBUTORS - 0.4%
LKQ Corporation	66,921	3,574,251
Pool Corporation	7,750	2,343,057
		5,917,308
DIVERSIFIED CONSUMER SERVICES - 0.2%
H&R Block	7,312	266,961
Lincoln Educational Services [1]	501,394	2,903,071
		3,170,032
HOTELS, RESTAURANTS & LEISURE - 0.5%
†Bloomin’ Brands	136,000	2,736,320
Century Casinos [1]	517,541	3,638,313
†Denny’s Corporation [1]	205,209	1,889,975
		8,264,608
HOUSEHOLD DURABLES - 1.3%
Helen of Troy [1]	48,501	5,379,246
Legacy Housing [1]	97,929	1,856,734
M/I Homes [1]	56,768	2,621,546
PulteGroup	69,522	3,165,337
Skyline Champion [1]	145,371	7,488,060
		20,510,923
INTERNET & DIRECT MARKETING RETAIL - 0.0%
1-800-FLOWERS.COM Cl. A [1,2]	23,842	227,929
LEISURE PRODUCTS - 1.1%
Brunswick Corporation	111,269	8,020,270
Malibu Boats Cl. A [1,2]	44,383	2,365,614
MasterCraft Boat Holdings [1]	125,858	3,255,946
†YETI Holdings [1]	65,033	2,686,513
		16,328,343
MULTILINE RETAIL - 0.3%
Franchise Group Cl. A	201,891	4,809,044
SPECIALTY RETAIL - 2.8%
†Academy Sports and Outdoors	46,100	2,422,094

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 35

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
SPECIALTY RETAIL (continued)
Asbury Automotive Group [1]	92,672	$16,611,456
CarMax [1]	17,075	1,039,697
† Five Below [1,2]	15,097	2,670,206
† Floor & Decor Holdings Cl. A [1]	36,200	2,520,606
†JOANN	213,988	609,866
Lazydays Holdings [1,2]	212,986	2,543,053
Murphy USA	16,344	4,568,802
OneWater Marine Cl. A [1]	133,692	3,823,591
Shoe Carnival	271,578	6,493,430
		43,302,801
TEXTILES, APPAREL & LUXURY GOODS - 1.6%
Carter’s	56,484	4,214,271
† Kontoor Brands	71,900	2,875,281
Levi Strauss & Co. Cl. A	70,389	1,092,437
Movado Group	190,901	6,156,557
Ralph Lauren Cl. A	66,988	7,078,622
Skechers U.S.A. Cl. A [1]	65,841	2,762,030
Wolverine World Wide	105,847	1,156,908
		25,336,106
Total (Cost $143,463,573)		165,672,576
CONSUMER STAPLES – 1.3%
FOOD PRODUCTS - 0.6%
John B. Sanfilippo & Son	12,910	1,049,841
Nomad Foods [1]	430,865	7,428,113
		8,477,954
PERSONAL PRODUCTS - 0.7%
Inter Parfums	117,833	11,373,241
Total (Cost $10,806,066)		19,851,195
ENERGY – 2.4%
ENERGY EQUIPMENT & SERVICES - 1.5%
Computer Modelling Group	2,652,180	11,419,653
Core Laboratories	83,860	1,699,842
Pason Systems	949,698	11,180,344
		24,299,839
OIL, GAS & CONSUMABLE FUELS - 0.9%
Antero Resources [1]	41,755	1,293,987
†Chord Energy	19,646	2,687,769
†Magnolia Oil & Gas Cl. A	58,800	1,378,860
†Matador Resources	50,400	2,884,896
†Northern Oil and Gas	42,500	1,309,850
† SilverBow Resources [1,2]	94,641	2,676,448
†Southwestern Energy [1]	219,900	1,286,415
		13,518,225
Total (Cost $29,948,395)		37,818,064
FINANCIALS – 17.6%
BANKS - 6.1%
Bank of N.T. Butterfield & Son	248,703	7,413,836
BankUnited	138,360	4,700,089
BOK Financial	40,738	4,228,197
First Bancshares (The)	146,010	4,673,780
First Citizens BancShares Cl. A	39,986	30,323,783
First Hawaiian	301,653	7,855,044
Home BancShares	239,238	5,452,234
Independent Bank Group	112,540	6,761,403
National Bankshares	33,382	1,345,295
Origin Bancorp	82,947	3,044,155
Popular	189,632	12,576,394
Texas Capital Bancshares [1]	9,887	596,285
Triumph Financial [1]	134,773	6,586,357
		95,556,852
CAPITAL MARKETS - 5.5%
Ares Management Cl. A	103,676	7,095,586
Artisan Partners Asset Management Cl. A	388,099	11,526,540
B. Riley Financial	33,802	1,156,029
Evercore Cl. A	28,317	3,088,818
GCM Grosvenor Cl. A	984,323	7,490,698
Houlihan Lokey Cl. A	47,815	4,167,556
Lazard Cl. A	29,748	1,031,363
MarketWise Cl. A [1]	500,000	840,000
Moelis & Company Cl. A	65,982	2,531,729
Morningstar	40,288	8,725,978
Newtek Business Services	94,973	1,543,311
SEI Investments	320,707	18,697,218
Silvercrest Asset Management Group Cl. A	37,918	711,721
Sprott	244,764	8,141,928
TMX Group	56,620	5,667,018
Tradeweb Markets Cl. A	65,100	4,226,943
		86,642,436
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Compass Diversified Holdings	189,321	3,451,322
INSURANCE - 5.5%
AMERISAFE	85,251	4,430,494
Assured Guaranty	106,823	6,650,800
Axis Capital Holdings	67,661	3,665,196
E-L Financial	24,818	16,166,526
Employers Holdings	37,455	1,615,434
First American Financial	26,098	1,365,969
International General Insurance Holdings	513,561	4,108,488
James River Group Holdings	524,470	10,966,668
ProAssurance Corporation	287,500	5,022,625
RenaissanceRe Holdings	43,805	8,070,195
RLI Corp.	53,547	7,029,115
Safety Insurance Group	68,754	5,793,212
Stewart Information Services	41,034	1,753,383
Tiptree	217,720	3,013,245
White Mountains Insurance Group	4,536	6,415,401
		86,066,751
THRIFTS & MORTGAGE FINANCE - 0.3%
Timberland Bancorp	99,201	3,385,730
TrustCo Bank Corp NY	22,340	839,761
		4,225,491
Total (Cost $230,812,859)		275,942,852
HEALTH CARE – 7.5%
BIOTECHNOLOGY - 0.8%
CareDx [1]	100,005	1,141,057
Catalyst Pharmaceuticals [1,2]	157,647	2,932,234
Ironwood Pharmaceuticals Cl. A [1]	601,300	7,450,107
MeiraGTx Holdings [1]	95,578	623,169
		12,146,567
HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
AtriCure [1]	24,482	1,086,511
Atrion Corporation	8,442	4,722,877
Bioventus Cl. A [1,2]	189,802	495,383
Cutera [1,2]	46,800	2,069,496

36 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Enovis Corporation [1]	263,532	$14,104,233
Haemonetics Corporation [1]	286,766	22,554,146
Mesa Laboratories	54,071	8,987,141
Neogen Corporation [1]	52,300	796,529
OrthoPediatrics Corp. [1]	55,623	2,209,902
Profound Medical [1]	52,098	557,148
QuidelOrtho [1]	48,840	4,184,123
Surmodics [1]	42,305	1,443,446
		63,210,935
HEALTH CARE PROVIDERS & SERVICES - 0.4%
Cross Country Healthcare [1]	92,376	2,454,430
Molina Healthcare [1]	13,139	4,338,761
		6,793,191
HEALTH CARE TECHNOLOGY - 0.5%
† Certara [1]	121,200	1,947,684
† Doximity Cl. A [1,2]	65,600	2,201,536
Simulations Plus	79,205	2,896,527
		7,045,747
LIFE SCIENCES TOOLS & SERVICES - 1.6%
Azenta [1]	129,518	7,540,538
Bio-Techne	67,072	5,558,927
Harvard Bioscience [1]	121,940	337,774
† Maravai LifeSciences Holdings Cl. A [1]	50,000	715,500
Quanterix Corporation [1]	30,848	427,245
† Repligen Corporation [1]	34,660	5,868,284
† Stevanato Group	237,301	4,264,299
		24,712,567
PHARMACEUTICALS - 0.2%
Harmony Biosciences Holdings [1,2]	41,494	2,286,320
Supernus Pharmaceuticals [1]	41,033	1,463,647
		3,749,967
Total (Cost $109,401,648)		117,658,974

INDUSTRIALS – 30.4%
AEROSPACE & DEFENSE - 0.9%
HEICO Corporation	80,074	12,302,569
† Leonardo DRS [1,2]	136,800	1,748,304
		14,050,873
AIR FREIGHT & LOGISTICS - 2.1%
Forward Air	222,451	23,332,885
Hub Group Cl. A [1]	129,806	10,318,279
		33,651,164
AIRLINES - 0.2%
Sun Country Airlines Holdings [1,2]	194,570	3,085,880
BUILDING PRODUCTS - 3.1%
AAON	20,368	1,534,118
Advanced Drainage Systems	47,355	3,881,689
Builders FirstSource [1]	234,776	15,232,267
Carlisle Companies	10,173	2,397,267
CSW Industrials	2,900	336,197
Gibraltar Industries [1]	19,346	887,595
† Hayward Holdings [1,2]	22,552	211,989
Quanex Building Products	185,345	4,388,970
Simpson Manufacturing	84,287	7,472,885
UFP Industries	141,252	11,194,221
Zurn Elkay Water Solutions	60,808	1,286,089
		48,823,287
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Brady Corporation Cl. A	68,500	3,226,350

INDUSTRIALS (continued)
Deluxe Corporation	43,365	736,338
†Driven Brands Holdings [1]	160,600	4,385,986
†GFL Environmental	171,700	5,018,791
Healthcare Services Group	411,110	4,933,320
Heritage-Crystal Clean [1]	222,687	7,232,874
IAA [1]	160,505	6,420,200
		31,953,859
CONSTRUCTION & ENGINEERING - 3.9%
Arcosa	408,098	22,176,045
Construction Partners Cl. A [1]	141,106	3,766,119
EMCOR Group	26,020	3,853,822
Great Lakes Dredge & Dock [1]	186,853	1,111,776
Northwest Pipe [1]	75,074	2,529,994
Primoris Services	47,288	1,037,499
Sterling Infrastructure [1]	97,904	3,211,251
Valmont Industries	66,392	21,953,843
WillScot Mobile Mini Holdings Corp. [1]	44,430	2,006,903
		61,647,252
ELECTRICAL EQUIPMENT - 1.3%
American Superconductor [1]	93,326	343,440
†Atkore [1]	10,000	1,134,200
Encore Wire	50,554	6,954,208
GrafTech International	88,314	420,375
Preformed Line Products	141,776	11,808,523
		20,660,746
MACHINERY - 7.1%
Allison Transmission Holdings	31,648	1,316,557
Chart Industries [1]	14,565	1,678,325
CIRCOR International [1]	203,897	4,885,372
Crane Holdings	6,070	609,732
†Douglas Dynamics	103,446	3,740,607
†ESAB Corporation	221,672	10,400,850
ESCO Technologies	76,639	6,708,978
Graham Corporation [1]	91,849	883,587
Helios Technologies	69,419	3,779,170
Hurco Companies	32,693	854,268
John Bean Technologies	122,407	11,179,431
Kadant	102,443	18,196,950
Lincoln Electric Holdings	111,211	16,068,878
Lindsay Corporation	67,056	10,920,070
Miller Industries	253,262	6,751,965
Mueller Industries	3,300	194,700
RBC Bearings [1]	59,642	12,486,053
Westport Fuel Systems [1]	165,989	128,608
		110,784,101
MARINE - 0.8%
Clarkson	30,004	1,173,442
Kirby Corporation [1]	164,439	10,581,650
		11,755,092
PROFESSIONAL SERVICES - 3.4%
CBIZ [1]	15,891	744,493
†Dun & Bradstreet Holdings	189,300	2,320,818
Forrester Research [1]	344,323	12,312,991
Heidrick & Struggles International	76,545	2,140,964
KBR	506,108	26,722,502
Korn Ferry	95,372	4,827,731
NV5 Global [1]	10,870	1,438,318
Resources Connection	156,485	2,876,194
		53,384,011

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 37

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL - 1.4%
ArcBest Corporation	36,153	$2,532,156
Landstar System	75,623	12,318,987
Saia [1]	2,945	617,508
Schneider National Cl. B	143,575	3,359,655
Werner Enterprises	66,747	2,687,234
		21,515,540
TRADING COMPANIES & DISTRIBUTORS - 4.2%
Air Lease Cl. A	602,017	23,129,493
Applied Industrial Technologies	73,043	9,205,609
Distribution Solutions Group [1]	39,594	1,459,435
EVI Industries [1,2]	332,790	7,943,697
† FTAI Aviation	231,961	3,971,172
† Hudson Technologies [1]	266,360	2,695,563
MSC Industrial Direct Cl. A	20,587	1,681,958
Richelieu Hardware	302,341	8,085,501
Transcat [1]	96,894	6,866,878
		65,039,306
Total (Cost $314,146,944)		476,351,111

INFORMATION TECHNOLOGY – 16.1%
COMMUNICATIONS EQUIPMENT - 1.4%
Aviat Networks [1]	92,144	2,873,971
Calix [1]	62,608	4,284,265
Digi International [1]	303,783	11,103,269
Harmonic [1]	325,400	4,262,740
		22,524,245
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.7%
Belden	941	67,658
Cognex Corporation	94,061	4,431,214
Coherent [1]	108,830	3,819,933
ePlus [1]	82,300	3,644,244
Fabrinet [1]	92,947	11,917,664
FARO Technologies [1]	226,314	6,655,895
Flex [1]	145,300	3,118,138
Jabil	43,659	2,977,544
Kimball Electronics [1]	302,672	6,837,360
Littelfuse	10,402	2,290,520
Luna Innovations [1,2]	766,388	6,736,550
nLIGHT [1,2]	55,802	565,832
PAR Technology [1]	231,475	6,034,553
PowerFleet [1]	155,315	417,797
Rogers Corporation [1]	8,713	1,039,809
Sanmina Corporation [1]	48,926	2,802,971
TD SYNNEX	30,391	2,878,332
Teledyne Technologies [1]	7,470	2,987,328
Vishay Intertechnology	139,547	3,010,029
Vishay Precision Group [1]	117,126	4,526,920
Vontier Corporation	598,699	11,572,852
		88,333,143
IT SERVICES - 0.7%
Hackett Group (The)	112,706	2,295,821
† Kyndryl Holdings [1]	499,309	5,552,316
Repay Holdings Cl. A [1,2]	401,426	3,231,480
		11,079,617
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.2%
Alpha and Omega Semiconductor [1]	86,404	2,468,562
Amkor Technology	106,562	2,555,357
Axcelis Technologies [1]	77,282	6,133,100
Camtek [1]	79,224	1,739,759
Cirrus Logic [1]	173,392	12,914,236
Cohu [1]	235,885	7,560,114
FormFactor [1]	483,872	10,756,475
Ichor Holdings [1]	29,770	798,431
Kulicke & Soffa Industries	188,233	8,331,193
Lattice Semiconductor [1]	30,200	1,959,376
†MaxLinear [1]	99,475	3,377,176
MKS Instruments	107,828	9,136,266
Nova [1,2]	52,494	4,287,710
NVE Corporation	36,499	2,363,310
Onto Innovation [1]	192,546	13,110,457
Photronics [1]	132,417	2,228,578
Power Integrations	5,050	362,186
†Rambus [1]	76,700	2,747,394
SiTime Corporation [1]	17,603	1,788,817
Ultra Clean Holdings [1]	84,806	2,811,319
		97,429,816
SOFTWARE - 1.6%
Adeia	279,800	2,652,504
Agilysys [1]	56,407	4,464,050
†Alkami Technology [1]	37,029	540,253
Consensus Cloud Solutions [1]	31,509	1,693,924
Dolby Laboratories Cl. A	66,887	4,718,209
nCino [1]	31,100	822,284
†Procore Technologies [1,2]	34,035	1,605,771
†Sapiens International	203,075	3,752,826
Teradata Corporation [1]	131,222	4,416,933
		24,666,754
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.5%
AstroNova [1]	81,672	1,047,035
Avid Technology [1]	251,218	6,679,887
		7,726,922
Total (Cost $204,220,261)		251,760,497

MATERIALS – 8.1%
CHEMICALS - 4.7%
Aspen Aerogels [1]	73,981	872,236
Balchem Corporation	68,346	8,345,730
Element Solutions	1,145,413	20,835,062
Innospec	183,122	18,835,929
Minerals Technologies	199,644	12,122,384
Quaker Houghton	80,394	13,417,759
		74,429,100
CONTAINERS & PACKAGING - 0.4%
Graphic Packaging Holding Company	152,131	3,384,915
Silgan Holdings	45,717	2,369,969
		5,754,884
METALS & MINING - 1.9%
Alamos Gold Cl. A	1,393,592	14,090,306
Haynes International	62,674	2,863,575
Materion Corporation	50,000	4,375,500
Reliance Steel & Aluminum	43,902	8,887,521
		30,216,902
PAPER & FOREST PRODUCTS - 1.1%
Louisiana-Pacific	86,863	5,142,290
Stella-Jones	332,561	11,917,178
		17,059,468
Total (Cost $69,341,128)		127,460,354

38 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

REAL ESTATE – 2.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%
Colliers International Group	67,645	$6,226,046
† DigitalBridge Group Cl. A	270,925	2,963,920
FirstService Corporation	27,037	3,313,384
FRP Holdings [1]	91,915	4,950,542
Kennedy-Wilson Holdings	1,066,236	16,771,892
Marcus & Millichap	219,178	7,550,682
RMR Group (The) Cl. A	104,860	2,962,295
Total (Cost $44,164,121)		44,738,761
TOTAL COMMON STOCKS
(Cost $1,200,622,761)		1,552,325,203

REPURCHASE AGREEMENT– 0.6%

Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value

$9,240,869 (collateralized by obligations of U.S. Government Agencies, 0.25%

due 7/31/25, valued at $9,424,397)

(Cost $9,239,555)	9,239,555

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%

Money Market Funds

Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.10%)

(Cost $2,722,487)	2,722,487	2,722,487
TOTAL INVESTMENTS – 99.8%
(Cost $1,212,584,803)		1,564,287,245
CASH AND OTHER ASSETS LESS LIABILITIES – 0.2%		2,389,718

NET ASSETS – 100.0%		$1,566,676,963

Royce Premier Fund

Common Stocks – 96.9%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.5%
INTERACTIVE MEDIA & SERVICES - 1.9%
†Ziff Davis [1]	297,500	$23,532,250
MEDIA - 0.6%
†TechTarget [1]	187,000	8,239,220
Total (Cost $38,548,159)		31,771,470

CONSUMER DISCRETIONARY – 8.8%
AUTO COMPONENTS - 2.9%
Dorman Products [1]	292,151	23,626,252
LCI Industries	134,538	12,438,038
		36,064,290
DISTRIBUTORS - 1.2%
Pool Corporation	50,355	15,223,827
LEISURE PRODUCTS - 1.8%
Brunswick Corporation	313,291	22,582,015
TEXTILES, APPAREL & LUXURY GOODS - 2.9%
Ralph Lauren Cl. A	338,840	35,805,223
Total (Cost $85,421,363)		109,675,355

CONSUMER STAPLES – 2.7%
PERSONAL PRODUCTS - 2.7%
Inter Parfums	347,389	33,529,986
Total (Cost $15,826,294)		33,529,986

FINANCIALS – 9.1%
CAPITAL MARKETS - 9.1%
Ares Management Cl. A	226,393	15,494,337
Lazard Cl. A	394,401	13,673,883
Morningstar	135,516	29,351,410
SEI Investments	615,771	35,899,449
TMX Group	194,583	19,475,545
Total (Cost $62,119,463)		113,894,624

HEALTH CARE – 5.3%
HEALTH CARE EQUIPMENT & SUPPLIES - 3.9%
Enovis Corporation [1]	343,957	18,408,579
Haemonetics Corporation [1]	380,779	29,948,268
		48,356,847
LIFE SCIENCES TOOLS & SERVICES - 1.4%
Bio-Techne	216,192	17,917,993
Total (Cost $48,868,397)		66,274,840

INDUSTRIALS – 38.2%
AEROSPACE & DEFENSE - 1.8%
Woodward	232,215	22,434,291
AIR FREIGHT & LOGISTICS - 3.3%
Forward Air	395,138	41,446,025
BUILDING PRODUCTS - 1.7%
Simpson Manufacturing	238,603	21,154,542
COMMERCIAL SERVICES & SUPPLIES - 3.7%
†IAA [1]	667,700	26,708,000
Ritchie Bros. Auctioneers	336,521	19,461,009
		46,169,009
CONSTRUCTION & ENGINEERING - 6.1%
Arcosa	611,320	33,219,129
Valmont Industries	129,999	42,986,769
		76,205,898
MACHINERY - 14.5%
†ESAB Corporation	245,591	11,523,130
ESCO Technologies	268,953	23,544,146
John Bean Technologies	281,250	25,686,563

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 39

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Kadant	165,402	$29,380,357
Lincoln Electric Holdings	257,811	37,251,111
Lindsay Corporation	210,011	34,200,291
RBC Bearings [1]	99,294	20,787,199
		182,372,797
PROFESSIONAL SERVICES - 2.8%
Forrester Research [1]	751,762	26,883,009
† Korn Ferry	159,500	8,073,890
		34,956,899
ROAD & RAIL - 2.1%
Landstar System	161,303	26,276,259
TRADING COMPANIES & DISTRIBUTORS - 2.2%
Air Lease Cl. A	712,000	27,355,040
Total (Cost $242,428,597)		478,370,760

INFORMATION TECHNOLOGY – 12.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.5%
Cognex Corporation	328,446	15,473,091
National Instruments	539,875	19,921,388
Rogers Corporation [1]	69,500	8,294,130
		43,688,609
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
Cirrus Logic [1]	287,595	21,420,075
FormFactor [1]	826,000	18,361,980
MKS Instruments	301,141	25,515,677
		65,297,732
SOFTWARE - 1.7%
Fair Isaac [1]	35,443	21,215,471
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.9%
Avid Technology [1]	870,384	23,143,511
Total (Cost $93,348,168)		153,345,323
MATERIALS – 11.2%
CHEMICALS - 5.7%
Innospec	395,276	40,658,089
Quaker Houghton	182,413	30,444,730
		71,102,819
METALS & MINING - 2.8%
Reliance Steel & Aluminum	175,812	35,591,381
PAPER & FOREST PRODUCTS - 2.7%
Stella-Jones	945,631	33,886,275
Total (Cost $85,073,409)		140,580,475
REAL ESTATE – 6.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 6.8%
† Colliers International Group	162,200	14,928,888
† FirstService Corporation	197,800	24,240,390
Kennedy-Wilson Holdings	2,250,335	35,397,770
Marcus & Millichap	290,000	9,990,500
Total (Cost $91,325,170)		84,557,548
TOTAL COMMON STOCKS
(Cost $762,959,020)		1,212,000,381

REPURCHASE AGREEMENT– 3.2%

Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value

$39,959,856 (collateralized by obligations of U.S. Government Agencies, 0.375%

due 7/15/25, valued at $40,753,272)

(Cost $39,954,174)	$39,954,174
TOTAL INVESTMENTS – 100.1%
(Cost $802,913,194)	1,251,954,555
LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%	(794,537)

NET ASSETS – 100.0%	$1,251,160,018

40 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce Small-Cap Opportunity Fund

Common Stocks – 96.1%

	SHARES	VALUE

COMMUNICATION SERVICES – 4.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Ooma [1,2]	428,303	$5,833,487
ENTERTAINMENT - 0.6%
†IMAX Corporation [1]	184,000	2,697,440
Marcus Corporation (The)	360,629	5,189,451
		7,886,891
INTERACTIVE MEDIA & SERVICES - 2.4%
Cars.com [1]	300,200	4,133,754
DHI Group [1]	932,628	4,933,602
EverQuote Cl. A [1,2]	376,000	5,542,240
†IAC [1]	88,666	3,936,771
QuinStreet [1]	772,400	11,083,940
		29,630,307
MEDIA - 1.4%
comScore [1,2]	1,439,462	1,669,776
Entravision Communications Cl. A	1,124,700	5,398,560
Magnite [1]	530,600	5,619,054
Thryv Holdings [1,2]	269,938	5,128,822
		17,816,212
Total (Cost $66,158,690)		61,166,897

CONSUMER DISCRETIONARY – 15.2%
AUTO COMPONENTS - 3.5%
†Adient [1]	148,200	5,141,058
Dana	241,053	3,647,132
Garrett Motion [1]	913,585	6,961,518
†Goodyear Tire & Rubber [1]	320,600	3,254,090
Horizon Global [1]	1,031,520	401,055
Modine Manufacturing [1]	525,963	10,445,625
Patrick Industries	56,800	3,442,080
Stoneridge [1]	463,380	9,990,473
		43,283,031
DIVERSIFIED CONSUMER SERVICES - 0.2%
Adtalem Global Education [1]	56,500	2,005,750
HOTELS, RESTAURANTS & LEISURE - 1.3%
Carrols Restaurant Group [1]	1,081,568	1,470,933
Century Casinos [1]	287,694	2,022,489
Krispy Kreme	217,789	2,247,582
Noodles & Company Cl. A [1]	1,008,554	5,536,961
Ruth’s Hospitality Group	324,710	5,026,511
		16,304,476
HOUSEHOLD DURABLES - 2.9%
Beazer Homes USA [1]	214,706	2,739,649
Cavco Industries [1]	21,800	4,932,250
Century Communities	64,700	3,235,647
Helen of Troy [1]	30,600	3,393,846
M/I Homes [1]	57,500	2,655,350
Skyline Champion [1]	140,300	7,226,853
Taylor Morrison Home [1]	179,454	5,446,429
Toll Brothers	63,986	3,194,181
Tri Pointe Homes [1]	185,906	3,455,992
		36,280,197
INTERNET & DIRECT MARKETING RETAIL - 0.3%
iMedia Brands [1,2]	857,360	548,710
Overstock.com [1]	164,300	3,180,848
		3,729,558
MULTILINE RETAIL - 1.3%
Dillard’s Cl. A	26,133	8,446,186
†Franchise Group Cl. A	121,700	2,898,894
Nordstrom	274,200	4,425,588
		15,770,668
SPECIALTY RETAIL - 4.0%
Asbury Automotive Group [1]	46,700	8,370,975
Barnes & Noble Education [1,2]	708,132	1,239,231
Caleres	346,700	7,724,476
Chico’s FAS [1]	665,692	3,275,205
Designer Brands Cl. A	509,579	4,983,682
Express [1]	1,210,900	1,235,118
J.Jill [1]	266,939	6,620,087
JOANN	631,047	1,798,484
Sonic Automotive Cl. A	89,400	4,404,738
†Sportsman’s Warehouse Holdings [1]	399,000	3,754,590
Victoria’s Secret & Co. [1,2]	176,829	6,326,942
		49,733,528
TEXTILES, APPAREL & LUXURY GOODS - 1.7%
Fossil Group [1]	538,600	2,321,366
†Lakeland Industries [1]	273,810	3,641,673
Movado Group	79,500	2,563,875
Rocky Brands	145,341	3,432,954
Skechers U.S.A. Cl. A [1]	120,022	5,034,923
Unifi [1]	523,100	4,503,891
Vera Bradley[1,2]	81,702	370,110
		21,868,792
Total (Cost $197,613,088)		188,976,000

CONSUMER STAPLES – 0.9%
FOOD PRODUCTS - 0.4%
Calavo Growers	28,741	844,985
SunOpta [1]	419,500	3,540,580
		4,385,565
HOUSEHOLD PRODUCTS - 0.1%
Spectrum Brands Holdings	25,900	1,577,828
PERSONAL PRODUCTS - 0.4%
†Inter Parfums	44,500	4,295,140
†LifeMD [1,2]	635,900	1,233,646
		5,528,786
Total (Cost $10,361,814)		11,492,179

ENERGY – 6.9%
ENERGY EQUIPMENT & SERVICES - 1.7%
Archrock	614,700	5,520,006
DMC Global [1]	214,600	4,171,824
Mammoth Energy Services [1]	883,317	7,640,692
Ranger Energy Services Cl. A [1,2]	312,556	3,441,242
		20,773,764
OIL, GAS & CONSUMABLE FUELS - 5.2%
Ardmore Shipping [1]	511,393	7,369,173
Baytex Energy [1,4]	790,500	3,549,345
Chesapeake Energy	82,100	7,747,777
Dorian LPG	468,992	8,887,398
Earthstone Energy Cl. A [1]	528,872	7,525,849
Matador Resources	138,383	7,921,043
Navigator Holdings [1]	531,884	6,361,333
†Northern Oil and Gas	180,200	5,553,764
Scorpio Tankers	103,450	5,562,506
Southwestern Energy [1]	674,381	3,945,129
		64,423,317
Total (Cost $46,027,101)		85,197,081

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 41

Schedules of Investments

Royce Small-Cap Opportunity Fund (continued)

	SHARES	VALUE

FINANCIALS – 4.3%
BANKS - 1.9%
†BayCom Corporation	261,559	$4,964,390
†First Bancshares (The)	161,200	5,160,012
Hilltop Holdings	220,008	6,602,440
Seacoast Banking Corporation of Florida	204,450	6,376,796
		23,103,638
CAPITAL MARKETS - 1.6%
†Artisan Partners Asset Management Cl. A	101,600	3,017,520
B. Riley Financial	205,867	7,040,651
†Canaccord Genuity Group	635,200	3,935,988
†Focus Financial Partners Cl. A [1]	84,400	3,145,588
Moelis & Company Cl. A	88,226	3,385,232
		20,524,979
INSURANCE - 0.3%
Brighthouse Financial [1]	77,000	3,947,790
THRIFTS & MORTGAGE FINANCE - 0.5%
Axos Financial [1]	165,800	6,336,876
Total (Cost $49,286,398)		53,913,283
HEALTH CARE – 4.5%
BIOTECHNOLOGY - 0.1%
†MiMedx Group [1]	447,900	1,245,162
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Accuray [1]	1,833,308	3,831,613
†Apyx Medical [1]	186,400	436,176
†Artivion [1]	358,400	4,343,808
Orthofix Medical [1]	60,996	1,252,248
†Tactile Systems Technology [1]	304,800	3,499,104
Varex Imaging [1,2]	328,846	6,675,574
		20,038,523
HEALTH CARE PROVIDERS & SERVICES - 2.0%
ATI Physical Therapy Cl. A [1,2]	383,300	116,907
Community Health Systems [1]	719,614	3,108,733
Cross Country Healthcare [1]	134,320	3,568,882
Option Care Health [1]	225,471	6,784,422
RadNet [1]	302,400	5,694,192
Select Medical Holdings	207,000	5,139,810
		24,412,946
LIFE SCIENCES TOOLS & SERVICES - 0.2%
†NeoGenomics [1]	254,000	2,346,960
PHARMACEUTICALS - 0.6%
Organon & Co	227,703	6,359,745
†Societal CDMO [1]	1,143,900	1,704,411
		8,064,156
Total (Cost $53,165,976)		56,107,747

INDUSTRIALS – 31.1%
AEROSPACE & DEFENSE - 5.4%
AAR Corporation [1]	201,900	9,065,310
Astronics Corporation [1]	582,131	5,995,949
†BWX Technologies	120,400	6,992,832
Ducommun [1]	202,886	10,136,185
Hexcel Corporation	153,100	9,009,935
Kaman Corporation	117,406	2,618,154
Kratos Defense & Security Solutions [1]	235,200	2,427,264
†Leonardo DRS [1,2]	320,576	4,096,961
Mercury Systems [1]	69,000	3,087,060
Spirit AeroSystems Holdings Cl. A	194,400	5,754,240
†Terran Orbital [1,2]	543,000	857,940
Triumph Group [1]	638,716	6,719,292
		66,761,122
AIR FREIGHT & LOGISTICS - 0.9%
Hub Group Cl. A [1]	91,600	7,281,284
Radiant Logistics [1]	711,769	3,622,904
		10,904,188
AIRLINES - 0.5%
Alaska Air Group [1]	98,700	4,238,178
Allegiant Travel [1]	27,525	1,871,424
Mesa Air Group [1]	304,309	465,593
		6,575,195
BUILDING PRODUCTS - 2.6%
Apogee Enterprises	54,700	2,431,962
Gibraltar Industries [1]	146,200	6,707,656
Griffon Corporation	253,267	9,064,426
Insteel Industries	190,233	5,235,212
PGT Innovations [1]	182,343	3,274,880
Resideo Technologies [1]	339,216	5,580,103
		32,294,239
COMMERCIAL SERVICES & SUPPLIES - 2.7%
†ACV Auctions Cl. A [1,2]	263,500	2,163,335
†Healthcare Services Group	500,500	6,006,000
Heritage-Crystal Clean [1]	274,688	8,921,866
Interface	335,767	3,314,021
MillerKnoll	71,500	1,502,215
Steelcase Cl. A	268,800	1,900,416
VSE Corporation	212,032	9,940,060
		33,747,913
CONSTRUCTION & ENGINEERING - 4.7%
Arcosa	68,006	3,695,446
†Argan	71,300	2,629,544
Comfort Systems USA	31,510	3,626,171
Concrete Pumping Holdings [1]	984,097	5,756,967
Construction Partners Cl. A [1]	305,759	8,160,708
Limbach Holdings [1,5]	654,981	6,818,352
Matrix Service [1]	856,446	5,327,094
Northwest Pipe [1]	268,745	9,056,707
Orion Group Holdings [1,2]	1,070,066	2,546,757
Primoris Services	334,480	7,338,491
†Sterling Infrastructure [1]	127,700	4,188,560
		59,144,797
ELECTRICAL EQUIPMENT - 1.2%
†American Superconductor [1]	596,673	2,195,757
Babcock & Wilcox Enterprises [1]	1,365,795	7,880,637
Power Solutions International [1,4]	343,740	859,350
†TPI Composites [1]	396,700	4,022,538
		14,958,282
MACHINERY - 6.1%
Barnes Group	125,700	5,134,845
CIRCOR International [1]	274,003	6,565,112
Commercial Vehicle Group [1]	1,039,057	7,075,978
EnPro Industries	81,100	8,814,759
Evercel [1,4]	203,243	243,891
†Helios Technologies	55,400	3,015,976
Hurco Companies	77,351	2,021,182
Luxfer Holdings	515,400	7,071,288
Manitex International [1]	921,820	3,687,280
†Mayville Engineering [1,2]	111,200	1,407,792
NN [1]	1,417,265	2,125,897

42 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce Small-Cap Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Shyft Group (The)	278,338	$6,919,483
Trinity Industries	297,624	8,800,742
Twin Disc [1]	300,312	2,919,033
Wabash National	434,200	9,812,920
		75,616,178
MARINE - 0.2%
Diana Shipping	600,510	2,341,989
PROFESSIONAL SERVICES - 2.2%
†HireRight Holdings [1,2]	220,200	2,611,572
Korn Ferry	128,045	6,481,638
Mistras Group [1]	874,907	4,313,291
†Resources Connection	384,400	7,065,272
†Sterling Check [1,2]	148,600	2,298,842
TrueBlue [1]	247,836	4,852,629
		27,623,244
ROAD & RAIL - 0.4%
Daseke [1]	855,200	4,866,088
TRADING COMPANIES & DISTRIBUTORS - 4.2%
Air Lease Cl. A	214,838	8,254,076
BlueLinx Holdings [1]	87,400	6,215,014
Herc Holdings	65,319	8,594,021
Hudson Technologies [1]	743,518	7,524,402
†MRC Global [1]	499,200	5,780,736
†NOW [1]	295,200	3,749,040
Univar Solutions [1]	98,700	3,138,660
WESCO International [1]	71,504	8,952,301
		52,208,250
Total (Cost $364,220,624)		387,041,485
INFORMATION TECHNOLOGY – 19.3%
COMMUNICATIONS EQUIPMENT - 4.6%
ADTRAN Holdings	410,500	7,713,295
Aviat Networks [1]	201,344	6,279,919
CalAmp Corporation [1]	1,003,200	4,494,336
Cambium Networks [1]	271,481	5,882,993
Comtech Telecommunications	549,417	6,669,923
Digi International [1]	205,102	7,496,478
DZS [1]	687,229	8,714,064
Infinera Corporation [1,2]	769,046	5,183,370
PCTEL [1,5]	1,044,693	4,492,180
		56,926,558
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.6%
Advanced Energy Industries	109,453	9,388,878
Arlo Technologies [1]	637,800	2,238,678
Avnet	83,900	3,488,562
Benchmark Electronics	274,200	7,318,398
CTS Corporation	233,614	9,209,064
Fabrinet [1]	73,329	9,402,244
Frequency Electronics [1]	271,693	1,915,436
Identiv [1]	347,020	2,512,425
Knowles Corporation [1]	445,420	7,313,797
†nLIGHT [1,2]	559,800	5,676,372
VIA optronics ADR [1]	800,832	1,278,288
Vishay Intertechnology	285,209	6,151,958
Vishay Precision Group [1]	100,088	3,868,401
		69,762,501
IT SERVICES - 1.1%
Conduent [1]	1,060,400	4,294,620
Edgio [1]	897,500	1,014,175

†Kyndryl Holdings [1]	255,100	2,836,712
†TTEC Holdings	130,400	5,754,552
		13,900,059
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
Alpha and Omega Semiconductor [1]	156,913	4,483,004
Amkor Technology	296,240	7,103,835
Amtech Systems [1]	663,484	5,042,478
Cohu [1]	314,376	10,075,751
FormFactor [1]	214,113	4,759,732
Ichor Holdings [1]	304,594	8,169,211
†inTEST Corporation 1	16,200	166,860
Kulicke & Soffa Industries	145,065	6,420,577
Onto Innovation [1]	87,619	5,965,978
Ultra Clean Holdings [1]	274,327	9,093,940
Veeco Instruments [1]	452,487	8,407,209
		69,688,575
SOFTWARE - 1.1%
A10 Networks	388,726	6,464,513
†Digital Turbine [1]	162,200	2,471,928
Marin Software [1]	586,867	586,867
ON24 [1]	116,900	1,008,847
SecureWorks Corp. Cl. A [1]	574,302	3,669,790
		14,201,945
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.3%
Avid Technology [1]	213,085	5,665,930
Immersion Corporation [1]	603,900	4,245,417
Intevac [1]	968,302	6,264,914
		16,176,261
Total (Cost $216,702,719)		240,655,899

MATERIALS – 7.6%
CHEMICALS - 1.2%
Aspen Aerogels [1]	100,800	1,188,432
Huntsman Corporation	229,300	6,301,164
Livent Corporation [1]	226,100	4,492,607
Tronox Holdings	263,100	3,607,101
		15,589,304
CONSTRUCTION MATERIALS - 0.6%
†Summit Materials Cl. A [1]	246,400	6,995,296
CONTAINERS & PACKAGING - 0.5%
TriMas Corporation	208,110	5,772,971
METALS & MINING - 5.3%
ATI [1]	336,714	10,054,280
Carpenter Technology	229,742	8,486,670
Century Aluminum [1]	301,410	2,465,534
Cleveland-Cliffs [1]	351,849	5,668,287
Commercial Metals	176,000	8,500,800
Ferroglobe [1]	1,319,871	5,081,503
Haynes International	199,861	9,131,649
Major Drilling Group International [1]	721,500	5,605,746
Noranda Aluminum Holding Corporation [1,3]	488,157	0
Olympic Steel	117,827	3,956,631
TimkenSteel Corporation [1]	419,700	7,625,949
		66,577,049
Total (Cost $61,201,482)		94,934,620

REAL ESTATE – 1.4%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.2%
Alexander & Baldwin	68,700	1,286,751

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 43

Schedules of Investments

Royce Small-Cap Opportunity Fund (continued)

	SHARES	VALUE

REAL ESTATE (continued)
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) (continued)
Braemar Hotels & Resorts	268,953	$1,105,397
Chatham Lodging Trust	179,400	2,201,238
Macerich Company	571,700	6,437,342
Ryman Hospitality Properties	20,871	1,706,830
Tanger Factory Outlet Centers	116,700	2,093,598
		14,831,156
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Anywhere Real Estate [1]	354,820	2,267,300
Total (Cost $15,013,218)		17,098,456

TOTAL COMMON STOCKS
(Cost $1,079,751,110)		1,196,583,647

WARRANTS – 0.0%
INDUSTRIALS – 0.0%
AEROSPACE & DEFENSE - 0.0%
†Triumph Group (Warrants) [1,4]	190,834	125,951
Total (Cost $0)		125,951

REPURCHASE AGREEMENT– 4.0%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $50,056,840 (collateralized by obligations of U.S. Government Agencies, 2.875% due 5/31/25, valued at $51,050,778)
(Cost $50,049,722)		50,049,722

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.10%)
(Cost $1,993,229)	1,993,229	1,993,229

TOTAL INVESTMENTS – 100.3%
(Cost $1,131,794,061)		1,248,752,549

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(3,867,672)

NET ASSETS – 100.0%		$1,244,884,877

Royce Small-Cap Special Equity Fund

Common Stocks – 83.1%

	SHARES	VALUE

COMMUNICATION SERVICES – 4.4%
MEDIA - 4.4%
TEGNA	1,556,000	$32,971,640
Total (Cost $31,406,182)		32,971,640

CONSUMER DISCRETIONARY – 17.2%
AUTO COMPONENTS - 5.5%
Standard Motor Products [5]	1,188,000	41,342,400
DIVERSIFIED CONSUMER SERVICES - 3.1%
H&R Block	632,100	23,077,971
HOTELS, RESTAURANTS & LEISURE - 0.2%
†Nathan’s Famous	22,100	1,485,341
HOUSEHOLD DURABLES - 0.9%
Ethan Allen Interiors	265,000	7,001,300
LEISURE PRODUCTS - 1.4%
Johnson Outdoors Cl. A	159,500	10,546,140
MULTILINE RETAIL - 2.3%
†Macy’s	842,000	17,387,300
TEXTILES, APPAREL & LUXURY GOODS - 3.8%
Movado Group	896,000	28,896,000
Total (Cost $113,405,265)		129,736,452

CONSUMER STAPLES – 12.4%
FOOD & STAPLES RETAILING - 7.6%
Ingles Markets Cl. A	591,500	57,056,090
FOOD PRODUCTS - 4.8%
John B. Sanfilippo & Son	445,000	36,187,400
Total (Cost $66,174,063)		93,243,490

ENERGY – 0.4%
ENERGY EQUIPMENT & SERVICES - 0.4%
RPC	377,500	3,355,975
Total (Cost $3,199,700)		3,355,975

FINANCIALS – 5.7%
CAPITAL MARKETS - 5.7%
Diamond Hill Investment Group	138,800	25,680,776
Federated Hermes Cl. B	354,000	12,853,740
†GAMCO Investors Cl. A [4]	313,600	4,751,040
Total (Cost $33,090,059)		43,285,556

INDUSTRIALS – 20.6%
BUILDING PRODUCTS - 2.4%
Insteel Industries	406,000	11,173,120
UFP Industries	93,700	7,425,725
		18,598,845
COMMERCIAL SERVICES & SUPPLIES - 3.7%
Ennis	1,250,000	27,700,000
ELECTRICAL EQUIPMENT - 6.9%
†Atkore [1]	119,400	13,542,348
Encore Wire	278,000	38,241,680
		51,784,028
MACHINERY - 6.0%
Gencor Industries [1,5]	1,066,000	10,766,600
Hurco Companies [5]	580,000	15,155,400
Mueller Industries	327,000	19,293,000
		45,215,000
PROFESSIONAL SERVICES - 0.9%
Resources Connection	370,000	6,800,600

44 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce Small-Cap Special Equity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS - 0.7%
†Titan Machinery [1]	130,000	$5,164,900
Total (Cost $123,320,991)		155,263,373

INFORMATION TECHNOLOGY – 9.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.0%
Vishay Intertechnology	1,740,000	37,531,800
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.5%
Axcelis Technologies [1]	39,000	3,095,040
Kulicke & Soffa Industries	147,000	6,506,220
NVE Corporation [5]	371,500	24,054,625
		33,655,885
Total (Cost $54,109,193)		71,187,685

MATERIALS – 8.8%
CHEMICALS - 4.0%
Huntsman Corporation	1,085,000	29,815,800
CONSTRUCTION MATERIALS - 2.5%
United States Lime & Minerals	135,000	19,002,600
METALS & MINING - 0.2%
†TimkenSteel Corporation [1]	80,000	1,453,600
PAPER & FOREST PRODUCTS - 2.1%
†Sylvamo Corporation	333,000	16,180,470
Total (Cost $48,205,494)		66,452,470

REAL ESTATE – 4.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.1%
Marcus & Millichap	895,000	30,832,750
Total (Cost $25,831,506)		30,832,750

TOTAL COMMON STOCKS
(Cost $498,742,453)		626,329,391

REPURCHASE AGREEMENT– 17.2%

Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value

$129,830,861 (collateralized by obligations of various U.S. Government Agencies, 0.25%-2.875%

due 5/31/25-7/15/25, valued at $132,408,665)

(Cost $129,812,399)		129,812,399

TOTAL INVESTMENTS – 100.3%
(Cost $628,554,852)		756,141,790

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(2,576,311)

NET ASSETS – 100.0%		$753,565,479

Royce Small-Cap Total Return Fund

Common Stocks – 96.2%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.9%
ENTERTAINMENT - 0.2%
World Wrestling Entertainment Cl. A	23,848	$1,634,065
INTERACTIVE MEDIA & SERVICES - 1.7%
Ziff Davis [1]	207,520	16,414,832
Total (Cost $19,214,269)		18,048,897

CONSUMER DISCRETIONARY – 9.3%
AUTO COMPONENTS - 0.3%
†Vitesco Technologies Group [1]	47,900	2,781,643
HOTELS, RESTAURANTS & LEISURE - 1.4%
Denny’s Corporation [1]	1,375,500	12,668,355
HOUSEHOLD DURABLES - 2.1%
Helen of Troy [1]	177,000	19,631,070
LEISURE PRODUCTS - 1.1%
†YETI Holdings [1]	260,800	10,773,648
MULTILINE RETAIL - 1.8%
Franchise Group Cl. A	720,401	17,159,952
SPECIALTY RETAIL - 1.3%
†JOANN	1,573,119	4,483,389
†OneWater Marine Cl. A [1]	261,409	7,476,297
		11,959,686
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Levi Strauss & Co. Cl. A	452,247	7,018,874
Ralph Lauren Cl. A	44,945	4,749,338
		11,768,212
Total (Cost $95,938,847)		86,742,566

ENERGY – 4.2%
ENERGY EQUIPMENT & SERVICES - 4.2%
Cactus Cl. A	181,159	9,105,051
Core Laboratories	640,100	12,974,827
Oceaneering International [1]	103,433	1,809,043
Pason Systems	1,300,976	15,315,774
Total (Cost $30,797,075)		39,204,695

FINANCIALS – 37.2%
BANKS - 18.6%
†Atlantic Union Bankshares	222,900	7,832,706
Bank of N.T. Butterfield & Son	409,923	12,219,805
BankUnited	384,247	13,052,871
BOK Financial	124,601	12,932,338
†First Bancorp	84,200	3,607,128
First Bancshares (The)	339,609	10,870,884
HBT Financial	392,772	7,686,548
Home BancShares	938,167	21,380,826
Independent Bank Group	303,599	18,240,228
Origin Bancorp	307,328	11,278,938
Preferred Bank	30,716	2,292,028
QCR Holdings	98,583	4,893,660
TowneBank	343,448	10,591,936
Triumph Financial [1]	103,492	5,057,654
UMB Financial	109,870	9,176,342
Valley National Bancorp	1,423,721	16,102,284
†Veritex Holdings	253,500	7,118,280
		174,334,456
CAPITAL MARKETS - 5.5%
Artisan Partners Asset Management Cl. A	255,903	7,600,319
Moelis & Company Cl. A	199,737	7,663,909
Newtek Business Services	471,100	7,655,375
†Tel Aviv Stock Exchange	3,011,800	17,993,172

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 45

Schedules of Investments

Royce Small-Cap Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
TMX Group	99,104	$9,919,183
		50,831,958
DIVERSIFIED FINANCIAL SERVICES - 1.9%
Compass Diversified Holdings	978,112	17,830,982
INSURANCE - 11.2%
AMERISAFE	121,709	6,325,217
Assured Guaranty	38,600	2,403,236
Axis Capital Holdings	335,897	18,195,540
First American Financial	154,445	8,083,651
International General Insurance Holdings [5]	2,747,997	21,983,976
James River Group Holdings	365,903	7,651,032
ProAssurance Corporation	655,865	11,457,962
RenaissanceRe Holdings	102,491	18,881,917
Stewart Information Services	235,604	10,067,359
		105,049,890
Total (Cost $303,344,448)		348,047,286

HEALTH CARE – 0.2%
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Patterson Companies	53,691	1,504,959
Total (Cost $820,312)		1,504,959

INDUSTRIALS – 22.1%
BUILDING PRODUCTS - 2.9%
Fortune Brands Innovations	105,967	6,051,775
Simpson Manufacturing	96,900	8,591,154
UFP Industries	160,399	12,711,621
		27,354,550
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Healthcare Services Group	172,975	2,075,700
†Loomis	349,500	9,579,150
		11,654,850
ELECTRICAL EQUIPMENT - 0.8%
nVent Electric	203,234	7,818,412
MACHINERY - 5.8%
†Allison Transmission Holdings	206,400	8,586,240
Crane Holdings	60,239	6,051,007
Douglas Dynamics	440,179	15,916,873
Lincoln Electric Holdings	53,966	7,797,547
Timken Company (The)	219,113	15,484,716
		53,836,383
PROFESSIONAL SERVICES - 2.6%
Barrett Business Services	109,927	10,253,991
KBR	274,254	14,480,611
		24,734,602
TRADING COMPANIES & DISTRIBUTORS - 8.7%
Air Lease Cl. A	479,000	18,403,180
Applied Industrial Technologies	111,260	14,022,098
†FTAI Aviation	1,183,900	20,268,368
Global Industrial	239,964	5,646,353
MSC Industrial Direct Cl. A	157,710	12,884,907
†NOW [1]	797,600	10,129,520
		81,354,426
Total (Cost $162,145,131)		206,753,223

INFORMATION TECHNOLOGY – 12.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.2%
Avnet	159,409	6,628,226

Vontier Corporation	1,197,853	23,154,499
		29,782,725
IT SERVICES - 4.2%
Hackett Group (The)	660,409	13,452,531
†Kyndryl Holdings [1]	1,236,400	13,748,768
†Repay Holdings Cl. A [1,2]	1,495,178	12,036,183
		39,237,482
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
Kulicke & Soffa Industries	151,884	6,722,386
MKS Instruments	57,105	4,838,507
		11,560,893
SOFTWARE - 4.0%
†Sapiens International	1,007,277	18,614,479
Teradata Corporation [1]	573,467	19,302,899
		37,917,378
Total (Cost $128,694,109)		118,498,478

MATERIALS – 7.1%
CHEMICALS - 3.6%
Element Solutions	1,015,166	18,465,869
Innospec	17,157	1,764,769
Minerals Technologies	215,980	13,114,306
		33,344,944
CONTAINERS & PACKAGING - 3.5%
Graphic Packaging Holding Company	526,160	11,707,060
Silgan Holdings	228,171	11,828,385
TriMas Corporation	340,940	9,457,675
		32,993,120
Total (Cost $53,028,441)		66,338,064

REAL ESTATE – 1.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
Kennedy-Wilson Holdings	986,297	15,514,452
Total (Cost $18,276,946)		15,514,452

TOTAL COMMON STOCKS
(Cost $812,259,578)		900,652,620

PREFERRED STOCK – 1.8%
INFORMATION TECHNOLOGY – 1.8%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.8%
Coherent Series A Conv.	108,124	17,289,028
(Cost $25,882,165)		17,289,028

REPURCHASE AGREEMENT– 2.1%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $19,729,642 (collateralized by obligations of U.S. Government Agencies, 0.375% due 7/15/25, valued at $20,121,480)
(Cost $19,726,836)		19,726,836

TOTAL INVESTMENTS – 100.1%
(Cost $857,868,579)		937,668,484

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(1,264,510)

NET ASSETS – 100.0%		$936,403,974

46 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce Small-Cap Value Fund

Common Stocks – 96.7%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.6%
ENTERTAINMENT - 1.6%
SciPlay Corporation Cl. A [1]	112,268	$1,805,270
MEDIA - 2.0%
Entravision Communications Cl. A	268,857	1,290,513
Saga Communications Cl. A	42,616	1,005,738
		2,296,251
Total (Cost $4,225,197)		4,101,521

CONSUMER DISCRETIONARY – 16.2%
DIVERSIFIED CONSUMER SERVICES - 1.3%
Lincoln Educational Services [1]	246,407	1,426,697
HOTELS, RESTAURANTS & LEISURE - 1.2%
†Bloomin’ Brands	69,700	1,402,364
HOUSEHOLD DURABLES - 1.8%
M/I Homes [1]	16,821	776,794
PulteGroup	27,200	1,238,416
		2,015,210
LEISURE PRODUCTS - 1.5%
Malibu Boats Cl. A [1]	14,890	793,637
MasterCraft Boat Holdings [1]	34,467	891,661
		1,685,298
SPECIALTY RETAIL - 4.2%
Container Store Group (The) [1]	170,089	733,084
Haverty Furniture	26,415	789,808
Lazydays Holdings [1]	87,640	1,046,422
OneWater Marine Cl. A [1]	26,988	771,857
Shoe Carnival	61,283	1,465,276
		4,806,447
TEXTILES, APPAREL & LUXURY GOODS - 6.2%
Carter’s	11,400	850,554
†Kontoor Brands	33,700	1,347,663
Movado Group	46,601	1,502,882
†Skechers U.S.A. Cl. A [1]	36,600	1,535,370
Steven Madden	42,500	1,358,300
Tapestry	10,000	380,800
		6,975,569
Total (Cost $17,007,561)		18,311,585

CONSUMER STAPLES – 2.6%
FOOD & STAPLES RETAILING - 2.6%
†Ingles Markets Cl. A	15,575	1,502,364
Village Super Market Cl. A	63,999	1,490,537
Total (Cost $2,817,955)		2,992,901

ENERGY – 7.7%
OIL, GAS & CONSUMABLE FUELS - 7.7%
†Chord Energy	12,052	1,648,834
Civitas Resources	25,100	1,454,043
Dorchester Minerals L.P.	55,104	1,649,262
†Matador Resources	25,900	1,482,516
†Riley Exploration Permian	44,230	1,301,689
†SilverBow Resources [1,2]	40,896	1,156,539
Total (Cost $7,376,480)		8,692,883

FINANCIALS – 16.0%
BANKS - 7.2%
†Bank of Princeton	30,421	964,954
Chemung Financial	1,360	62,383
Citizens Community Bancorp	63,897	768,681
CNB Financial	49,624	1,180,555
Financial Institutions	36,636	892,453

†First United	4,206	82,648
Landmark Bancorp	14,250	322,477
†Mid Penn Bancorp	32,591	976,752
National Bankshares	19,295	777,589
†Riverview Bancorp	86,608	665,149
Unity Bancorp	52,481	1,434,306
		8,127,947
CAPITAL MARKETS - 3.3%
Evercore Cl. A	16,742	1,826,217
Houlihan Lokey Cl. A	12,090	1,053,765
Moelis & Company Cl. A	21,432	822,346
		3,702,328
INSURANCE - 1.9%
Employers Holdings	9,577	413,056
Tiptree	128,896	1,783,921
		2,196,977
THRIFTS & MORTGAGE FINANCE - 3.6%
Timberland Bancorp	54,119	1,847,081
TrustCo Bank Corp NY	32,434	1,219,194
†Western New England Bancorp	102,878	973,226
		4,039,501
Total (Cost $14,829,601)		18,066,753

HEALTH CARE – 6.9%
BIOTECHNOLOGY - 2.3%
Catalyst Pharmaceuticals [1]	55,006	1,023,112
Ironwood Pharmaceuticals Cl. A [1]	125,234	1,551,649
		2,574,761
HEALTH CARE PROVIDERS & SERVICES - 3.4%
Cross Country Healthcare [1]	58,957	1,566,487
Ensign Group (The)	6,491	614,114
Molina Healthcare [1]	5,040	1,664,309
		3,844,910
PHARMACEUTICALS - 1.2%
SIGA Technologies	180,123	1,325,705
Total (Cost $5,845,011)		7,745,376

INDUSTRIALS – 17.7%
AIR FREIGHT & LOGISTICS - 1.3%
†Hub Group Cl. A [1]	18,112	1,439,723
BUILDING PRODUCTS - 3.8%
Builders FirstSource [1]	12,541	813,660
†Insteel Industries	32,912	905,738
Quanex Building Products	58,795	1,392,266
UFP Industries	14,800	1,172,900
		4,284,564

CONSTRUCTION & ENGINEERING - 3.0%
Northwest Pipe [1]	39,369	1,326,735
Sterling Infrastructure [1]	63,556	2,084,637
		3,411,372
ELECTRICAL EQUIPMENT - 1.2%
†Preformed Line Products	15,559	1,295,909
PROFESSIONAL SERVICES - 3.9%
Barrett Business Services	16,394	1,529,232
Kforce	4,795	262,910
Korn Ferry	18,164	919,462
†Mastech Digital [1]	20,188	222,270
Resources Connection	78,915	1,450,458
		4,384,332

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 47

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL - 4.5%
ArcBest Corporation	18,428	$1,290,697
Heartland Express	70,313	1,078,601
Schneider National Cl. B	70,750	1,655,550
Werner Enterprises	27,476	1,106,184
		5,131,032
Total (Cost $15,561,153)		19,946,932

INFORMATION TECHNOLOGY – 23.7%
COMMUNICATIONS EQUIPMENT - 1.3%
†Aviat Networks [1]	46,619	1,454,047
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 13.5%
ePlus [1]	31,034	1,374,185
Flex [1]	95,881	2,057,606
Insight Enterprises [1]	15,107	1,514,779
Jabil	28,475	1,941,995
Kimball Electronics [1]	80,567	1,820,009
PC Connection	28,015	1,313,903
Sanmina Corporation [1]	32,540	1,864,217
TD SYNNEX	16,966	1,606,850
Vishay Intertechnology	83,304	1,796,867
		15,290,411
IT SERVICES - 2.1%
†Computer Task Group [1]	134,220	1,014,703
IBEX [1]	56,684	1,408,598
		2,423,301
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
†Alpha and Omega Semiconductor [1]	44,000	1,257,080
Amkor Technology	60,957	1,461,749
Cohu [1]	42,109	1,349,593
Kulicke & Soffa Industries	15,465	684,481
MKS Instruments	1,580	133,873
†Ultra Clean Holdings [1]	42,851	1,420,511
		6,307,287
SOFTWARE - 1.2%
†Adeia	140,037	1,327,551
Total (Cost $20,763,898)		26,802,597

REAL ESTATE – 2.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.3%
Marcus & Millichap	40,807	1,405,801
†RMR Group (The) Cl. A	42,456	1,199,382
Total (Cost $2,693,776)		2,605,183

TOTAL COMMON STOCKS
(Cost $91,120,632)		109,265,731

REPURCHASE AGREEMENT– 3.8%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $4,305,246 (collateralized by obligations of U.S. Government Agencies, 2.875% due 5/31/25, valued at $4,390,748)
(Cost $4,304,634)		4,304,634

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.10%)
(Cost $511,027)	511,027	511,027

TOTAL INVESTMENTS – 101.0%
(Cost $95,936,293)	$114,081,392

LIABILITIES LESS CASH AND OTHER ASSETS – (1.0)%	(1,137,256)

NET ASSETS – 100.0%	$112,944,136

48 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

Royce Smaller-Companies Growth Fund

Common Stocks – 96.9%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.4%
HOTELS, RESTAURANTS & LEISURE - 2.5%
Bragg Gaming Group [1]	250,000	$969,350
DraftKings Cl. A [1,2]	62,000	706,180
Texas Roadhouse	30,000	2,728,500
		4,404,030
INTERNET & DIRECT MARKETING RETAIL - 2.3%
CarParts.com [1]	210,000	1,314,600
†Vivid Seats Cl. A [1]	112,000	817,600
†Xometry Cl. A [1,2]	57,000	1,837,110
		3,969,310
LEISURE PRODUCTS - 2.2%
Topgolf Callaway Brands [1]	196,000	3,871,000
MULTILINE RETAIL - 1.4%
Ollie’s Bargain Outlet Holdings [1]	51,000	2,388,840
SPECIALTY RETAIL - 1.0%
Lithia Motors	9,000	1,842,660
Total (Cost $19,159,783)		16,475,840

CONSUMER STAPLES – 7.0%
BEVERAGES - 5.0%
Celsius Holdings [1]	61,000	6,346,440
MGP Ingredients	22,000	2,340,360
		8,686,800
FOOD PRODUCTS - 2.0%
Freshpet [1]	67,000	3,535,590
Total (Cost $10,725,986)		12,222,390

FINANCIALS – 2.1%
BANKS - 2.1%
†Atlantic Union Bankshares	27,000	948,780
Seacoast Banking Corporation of Florida	90,000	2,807,100
Total (Cost $3,042,367)		3,755,880

HEALTH CARE – 30.1%
BIOTECHNOLOGY - 5.8%
Avid Bioservices [1,2]	78,000	1,074,060
†Halozyme Therapeutics [1]	96,000	5,462,400
MeiraGTx Holdings [1]	146,337	954,117
PureTech Health [1]	846,000	2,725,687
		10,216,264
HEALTH CARE EQUIPMENT & SUPPLIES - 18.9%
Alphatec Holdings [1]	356,000	4,396,600
Axonics [1]	85,000	5,315,050
InMode [1]	110,000	3,927,000
Inspire Medical Systems [1],[2]	12,488	3,145,478
†Lantheus Holdings [1,2]	46,000	2,344,160
SI-BONE [1]	96,000	1,305,600
STAAR Surgical [1]	51,000	2,475,540
TransMedics Group [1]	131,000	8,085,320
ViewRay [1]	468,000	2,096,640
		33,091,388
HEALTH CARE PROVIDERS & SERVICES - 3.1%
†Hims & Hers Health Cl. A [1]	188,000	1,205,080
†Privia Health Group [1]	77,000	1,748,670
Progyny [1]	81,000	2,523,150
		5,476,900
LIFE SCIENCES TOOLS & SERVICES - 1.2%
CryoPort [1]	48,198	836,235
†MaxCyte [1,2]	210,000	1,146,600
		1,982,835

PHARMACEUTICALS - 1.1%
†Harmony Biosciences Holdings [1]	35,000	1,928,500
Total (Cost $40,675,993)		52,695,887

INDUSTRIALS – 17.9%
AEROSPACE & DEFENSE - 1.6%
AeroVironment [1]	33,000	2,826,780
AIR FREIGHT & LOGISTICS - 1.7%
†GXO Logistics [1]	69,000	2,945,610
COMMERCIAL SERVICES & SUPPLIES - 3.6%
ACV Auctions Cl. A [1]	258,000	2,118,180
VSE Corporation	88,000	4,125,440
		6,243,620
ELECTRICAL EQUIPMENT - 2.2%
EnerSys	15,000	1,107,600
Enovix Corporation [1,2]	86,000	1,069,840
†Shoals Technologies Group Cl. A [1]	68,000	1,677,560
		3,855,000
MACHINERY - 3.4%
ATS [1]	104,000	3,232,910
Chart Industries [1]	17,000	1,958,910
†Symbotic Cl. A [1]	64,500	770,130
		5,961,950
PROFESSIONAL SERVICES - 2.7%
ASGN [1]	35,000	2,851,800
Atlas Technical Consultants Cl. A [1,2]	376,000	1,936,400
		4,788,200
TRADING COMPANIES & DISTRIBUTORS - 2.7%
Distribution Solutions Group [1]	130,000	4,791,800
Total (Cost $29,977,783)		31,412,960

INFORMATION TECHNOLOGY – 26.1%
COMMUNICATIONS EQUIPMENT - 2.7%
†Clearfield [1],[2]	36,500	3,436,110
Genasys [1]	328,000	1,213,600
		4,649,710
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.1%
Iteris [1]	844,474	2,626,314
†Napco Security Technologies [1]	105,000	2,885,400
		5,511,714
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 10.8%
†Aehr Test Systems [1,2]	132,000	2,653,200
Ambarella [1]	44,000	3,618,120
AXT [1]	216,400	947,832
†Credo Technology Group Holding [1,2]	83,000	1,104,730
Impinj [1],[2]	64,555	7,048,115
†indie Semiconductor Cl. A [1,2]	67,000	390,610
Silicon Laboratories [1]	24,000	3,256,080
		19,018,687
SOFTWARE - 8.6%
Agilysys [1]	53,000	4,194,420
Descartes Systems Group (The) [1]	41,033	2,857,949
Digital Turbine [1]	66,000	1,005,840
†JFrog [1]	113,000	2,410,290
Paylocity Holding Corporation [1]	7,786	1,512,508
Sprout Social Cl. A [1],[2]	54,000	3,048,840
		15,029,847
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
Stratasys [1]	133,000	1,577,380
Total (Cost $38,353,807)		45,787,338

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 49

December 31, 2022

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

MATERIALS – 3.7%
CHEMICALS - 1.6%
†Aspen Aerogels [1]	101,000	$1,190,790
†Bioceres Crop Solutions [1,2]	133,000	1,599,990
		2,790,780
METALS & MINING - 2.1%
†AMG Advanced Metallurgical Group	102,589	3,777,682
Total (Cost $6,910,882)		6,568,462

REAL ESTATE – 0.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6%
Postal Realty Trust Cl. A	70,000	1,017,100
Total (Cost $1,130,446)		1,017,100

TOTAL COMMON STOCKS
(Cost $149,977,047)		169,935,857

REPURCHASE AGREEMENT– 3.4%
Fixed Income Clearing Corporation, 1.28% dated 12/30/22, due 1/3/23, maturity value $5,882,943 (collateralized by obligations of U.S. Government Agencies, 2.875% due 5/31/25, valued at $5,999,762)
(Cost $5,882,106)		5,882,106

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.1%
Money Market Funds
Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.10%)
(Cost $1,935,673)	1,935,673	1,935,673

TOTAL INVESTMENTS – 101.4%
(Cost $157,794,826)		177,753,636

LIABILITIES LESS CASH AND OTHER ASSETS – (1.4)%		(2,467,105)

NET ASSETS – 100.0%		$175,286,531

ADR- American Depository Receipt

†	New additions in 2022.
[1]	Non-income producing.

[2]	All or a portion of these securities were on loan as of December 31, 2022.

[3]	Securities for which market quotations are not readily available represent 0.0% and 0.0% of net assets for Royce Micro-Cap Fund and Royce Small-Cap Opportunity Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

[5]	As of December 31, 2022, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of Royce International Premier Fund are categorized by the country of their headquarters.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2022, market value.

50 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	December 31, 2022

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
ASSETS:
Investments at value [1]
Non-Affiliated Companies	$55,688,446	$26,905,276	$695,315,486	$286,233,767
Repurchase agreements (at cost and value)	3,342,493	108,221	44,883,580	6,932,693
Foreign currency[2]	1,543	268,723	1	–
Receivable for capital shares sold	163,809	1,347	785,994	(32,702)
Receivable for dividends and interest	96,481	58,922	2,616,209	43,459
Receivable for securities lending income	–	–	–	364
Prepaid expenses and other assets	661	360	12,616	4,159
Total Assets	59,293,433	27,342,849	743,613,886	293,181,740
LIABILITIES:
Payable for investments purchased	–	267,411	384,362	–
Payable for capital shares redeemed	109,800	15,024	1,916,706	225,869
Payable for investment advisory fees	43,158	23,056	586,877	252,429
Payable for trustees’ fees	2,264	1,088	32,897	11,432
Accrued expenses	109,892	101,891	793,464	263,654
Total Liabilities	265,114	408,470	3,714,306	753,384
Net Assets	$59,028,319	$26,934,379	$739,899,580	$292,428,356
ANALYSIS OF NET ASSETS:
Paid-in capital	$24,647,772	$17,084,855	$852,577,435	$237,845,688
Total distributable earnings (loss)	34,380,547	9,849,524	(112,677,855)	54,582,668
Net Assets	$59,028,319	$26,934,379	$739,899,580	$292,428,356
Investment Class	$43,264,338		$248,169,758	$149,934,574
Service Class	14,005,615	$19,443,007	33,163,039	132,132,615
Consultant Class	1,626,632		4,773,559	10,361,167
Institutional Class	131,734	7,491,372	453,793,224
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	7,889,856		19,798,065	15,167,908
Service Class	2,452,445	2,066,829	2,204,459	13,771,378
Consultant Class	249,897		300,478	1,421,466
Institutional Class	24,420	608,291	36,209,322
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$5.48		$12.54	$9.88
Service Class[3]	5.71	$ 9.41	15.04	9.59
Consultant Class[4]	6.51		15.89	7.29
Institutional Class[5]	5.39	12.32	12.53
Investments at identified cost - Non-Affiliated Companies	$21,347,114	$16,152,183	$776,838,843	$231,127,293
Market value of loaned securities[6]	–	–	–	1,902,903

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 The cost of foreign currency is $1,543 for Royce Dividend Value Fund, $268,724 for Royce Global Financial Services Fund and $1 for Royce International Premier Fund.

3 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund), payable to the Fund.

4 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

5 Offering and redemption price per share.

6 Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 51

Statements of Assets and Liabilities

	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Opportunity Fund	Royce Small-Cap Special Equity Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$1,555,047,690	$1,212,000,381	$1,187,392,295	$535,010,366
Affiliated Companies	–	–	11,310,532	91,319,025
Repurchase agreements (at cost and value)	9,239,555	39,954,174	50,049,722	129,812,399
Foreign currency[2]	71,543	–	–	–
Receivable for investments sold	4,714,001	–	1,213,279	517,894
Receivable for capital shares sold	3,164,323	1,277,885	1,653,617	1,279,466
Receivable for dividends and interest	1,354,538	1,559,788	893,869	687,155
Receivable for securities lending income	2,792	–	11,852	–
Prepaid expenses and other assets	2,007,859	16,799	19,000	10,208
Total Assets	1,575,602,301	1,254,809,027	1,252,544,166	758,636,513
LIABILITIES:
Payable for collateral on loaned securities	2,722,487	–	1,993,229	–
Payable for investments purchased	2,508,659	–	1,229,044	22,580
Payable for capital shares redeemed	1,728,900	1,948,478	2,505,069	3,934,170
Payable for investment advisory fees	1,043,649	1,099,479	1,091,931	669,911
Payable for trustees’ fees	61,828	51,022	50,795	31,125
Accrued expenses	859,815	550,030	789,221	413,248
Total Liabilities	8,925,338	3,649,009	7,659,289	5,071,034
Net Assets	$1,566,676,963	$1,251,160,018	$1,244,884,877	$753,565,479
ANALYSIS OF NET ASSETS:
Paid-in capital	$1,227,418,580	$793,756,430	$1,140,198,765	$613,362,046
Total distributable earnings (loss)	339,258,383	457,403,588	104,686,112	140,203,433
Net Assets	$1,566,676,963	$1,251,160,018	$1,244,884,877	$753,565,479
Investment Class	$1,191,940,873	$1,001,893,677	$911,802,216	$587,346,226
Service Class	58,042,762	24,968,346	68,292,094	34,728,456
Consultant Class	175,956,379	11,264,594	11,396,185	15,189,383
Institutional Class	133,605,831	206,915,668	214,423,649	116,301,414
R Class	7,131,118	6,117,733	38,970,733
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	156,714,935	99,631,386	68,949,584	36,888,357
Service Class	7,674,407	2,567,678	5,657,928	2,181,687
Consultant Class	29,913,557	1,469,401	1,103,076	1,047,949
Institutional Class	17,502,264	20,252,205	15,779,744	7,372,917
R Class	1,019,056	671,929	3,358,085
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$7.61	$10.06	$13.22	$15.92
Service Class[3]	7.56	9.72	12.07	15.92
Consultant Class[4]	5.88	7.67	10.33	14.49
Institutional Class[5]	7.63	10.22	13.59	15.77
R Class[5]	7.00	9.10	11.61
Investments at identified cost - Non-Affiliated Companies	$1,203,345,248	$762,959,020	$1,070,274,048	$406,449,318
Investments at identified cost - Affiliated Companies	–	–	11,470,291	92,293,135
Market value of loaned securities[6]	13,488,447	–	14,251,574	–

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 The cost of foreign currency is $71,532 for Royce Pennsylvania Mutual Fund.

3 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

4 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

5 Offering and redemption price per share.

6 Market value of loaned securities backed by non-cash collateral is as of prior business day.

52 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2022

	Royce Small-Cap Total Return Fund	Royce Small-Cap Value Fund	Royce Smaller- Companies Growth Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$895,957,672	$109,776,758	$171,871,530
Affiliated Companies	21,983,976	–	–
Repurchase agreements (at cost and value)	19,726,836	4,304,634	5,882,106
Cash and foreign currency[2]	141,024	–	–
Receivable for investments sold	3,625,599	–	–
Receivable for capital shares sold	425,091	40,916	119,275
Receivable for dividends and interest	2,136,699	138,534	418
Receivable for securities lending income	35	216	12,555
Prepaid expenses and other assets	13,341	1,298	2,845
Total Assets	944,010,273	114,262,356	177,888,729
LIABILITIES:
Payable for collateral on loaned securities	–	511,027	1,935,673
Payable for investments purchased	4,198,452	353,506	–
Payable for capital shares redeemed	1,952,172	201,261	302,680
Payable for investment advisory fees	813,578	98,569	153,968
Payable for trustees’ fees	40,111	4,179	7,588
Accrued expenses	601,986	149,678	202,289
Total Liabilities	7,606,299	1,318,220	2,602,198
Net Assets	$936,403,974	$112,944,136	$175,286,531
ANALYSIS OF NET ASSETS:
Paid-in capital	$852,620,757	$94,396,763	$177,530,314
Total distributable earnings (loss)	83,783,217	18,547,373	(2,243,783)
Net Assets	$936,403,974	$112,944,136	$175,286,531
Investment Class	$591,729,867	$35,545,248	$61,107,246
Service Class	58,570,884	68,455,087	105,585,114
Consultant Class	84,447,645	3,183,806	4,193,908
Institutional Class	181,475,722		4,400,263
R Class	20,179,856	5,759,995
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	90,221,443	4,014,331	10,746,768
Service Class	8,612,544	7,773,627	19,250,356
Consultant Class	12,258,194	418,126	918,364
Institutional Class	28,238,376		762,068
R Class	2,916,585	688,825
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$6.56	$8.85	$5.69
Service Class[3]	6.80	8.81	5.48
Consultant Class[4]	6.89	7.61	4.57
Institutional Class[5]	6.43		5.77
R Class[5]	6.92	8.36
Investments at identified cost - Non-Affiliated Companies	$815,284,943	$91,631,659	$151,912,720
Investments at identified cost - Affiliated Companies	22,856,800	–	–
Market value of loaned securities[6]	109,072	494,080	14,023,794

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 The cost of cash and foreign currency is $141,009 for Royce Small-Cap Total Return Fund.

3 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

4 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

5 Offering and redemption price per share.

6 Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 53

Statements of Operations

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$1,207,706	$715,228	$20,148,950	$2,366,308
Affiliated Companies	–	–	623,415	–
Foreign withholding tax	(37,843)	(53,851)	(1,948,475)	(40,050)
Interest	10,477	3,737	168,611	39,939
Securities lending	–	–	–	24,396
Total income	1,180,340	665,114	18,992,501	2,390,593
EXPENSES:
Investment advisory fees	530,001	302,336	9,090,529	3,219,478
Distribution fees	51,464	55,376	158,648	490,241
Shareholder servicing	112,282	42,334	705,541	421,972
Registration	56,248	32,533	86,700	51,273
Administrative and office facilities	48,024	33,770	482,080	175,024
Audit	34,589	33,135	44,090	36,796
Custody	30,898	33,176	383,106	42,464
Trustees’ fees	9,290	4,593	142,250	48,571
Shareholder reports	8,130	3,285	93,974	47,617
Legal	3,602	1,871	62,745	19,902
Other expenses	8,529	10,772	77,699	25,783
Total expenses	893,057	553,181	11,327,362	4,579,121
Compensating balance credits	(248)	(131)	(11,114)	(2,008)
Fees waived by investment adviser and distributor	–	(6,645)	(831,880)	–
Expenses reimbursed by investment adviser	(161,696)	(95,924)	(366,046)	(78,837)
Net expenses	731,113	450,481	10,118,322	4,498,276
Net investment income (loss)	449,227	214,633	8,874,179	(2,107,683)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	369,504	(322,683)	(4,316,868)	1,597,206
Investments in Affiliated Companies	–	–	(26,223,761)	–
Foreign currency transactions	(19,144)	(1,821)	(568,925)	(2,737)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(11,010,807)	(7,298,356)	(321,745,034)	(93,507,037)
Investments in Affiliated Companies	–	–	9,515,765	–
Other assets and liabilities denominated in foreign currency	(1,851)	4,213	(48,556)	–
Net realized and unrealized gain (loss) on investments and foreign currency	(10,662,298)	(7,618,647)	(343,387,379)	(91,912,568)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(10,213,071)	$(7,404,014)	$(334,513,200)	$(94,020,251)

54 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2022

	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Opportunity Fund	Royce Small-Cap Special Equity Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$21,194,738	$16,380,443	$18,038,595	$15,220,052
Affiliated Companies	–	–	–	3,404,141
Foreign withholding tax	(378,682)	(236,322)	(10,379)	–
Interest	675,654	300,874	207,579	596,868
Securities lending	66,344	963	205,978	–
Total income	21,558,054	16,445,958	18,441,773	19,221,061
EXPENSES:
Investment advisory fees	13,209,795	14,135,011	14,570,053	8,686,719
Distribution fees	2,205,279	233,430	542,875	321,026
Shareholder servicing	1,276,806	1,077,955	1,578,558	838,183
Registration	92,116	78,566	115,014	75,874
Administrative and office facilities	846,902	686,441	752,880	435,982
Audit	45,835	38,796	46,322	39,141
Custody	174,625	107,486	151,240	73,317
Trustees’ fees	259,174	210,975	221,953	131,307
Shareholder reports	174,378	132,475	125,000	77,224
Legal	104,963	83,935	116,491	52,432
Other expenses	131,560	110,258	110,126	67,640
Total expenses	18,521,433	16,895,328	18,330,512	10,798,845
Compensating balance credits	(8,426)	(3,070)	(4,837)	(3,131)
Fees waived by distributor	(6,679)	–	–	–
Expenses reimbursed by investment adviser	(28,042)	(29,615)	(37,440)	(35,371)
Net expenses	18,478,286	16,862,643	18,288,235	10,760,343
Net investment income (loss)	3,079,768	(416,685)	153,538	8,460,718
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	25,459,209	93,970,287	(1,750,906)	67,247,442
Investments in Affiliated Companies	–	–	2,220,648	(24,032,223)
Foreign currency transactions	2,943	(12,635)	4,103	–
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(394,795,177)	(357,293,399)	(303,232,019)	(102,305,401)
Investments in Affiliated Companies	–	–	1,577,050	(16,843,427)
Other assets and liabilities denominated in foreign currency	(437)	–	–	–
Net realized and unrealized gain (loss) on investments and foreign currency	(369,333,462)	(263,335,747)	(301,181,124)	(75,933,609)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(366,253,694)	$(263,752,432)	$(301,027,586)	$(67,472,891)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 55

Statements of Operations	Year Ended December 31, 2022

	Royce Small-Cap Total Return Fund	Royce Small-Cap Value Fund	Royce Smaller- Companies Growth Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$23,675,231	$2,338,507	$337,184
Affiliated Companies	420,786	–	–
Foreign withholding tax	(170,983)	–	(4,709)
Interest	104,692	21,822	28,423
Securities lending	214,621	3,057	195,038
Total income	24,244,347	2,363,386	555,936
EXPENSES:
Investment advisory fees	10,997,354	1,180,478	2,064,279
Distribution fees	1,228,460	247,678	357,223
Shareholder servicing	938,475	193,416	276,392
Registration	93,326	51,503	61,369
Administrative and office facilities	571,580	73,273	124,014
Audit	45,301	31,741	31,570
Custody	122,205	33,093	32,412
Trustees’ fees	170,477	17,274	31,373
Shareholder reports	124,827	16,281	28,698
Legal	69,717	6,808	13,928
Other expenses	245,956	11,470	20,998
Total expenses	14,607,678	1,863,015	3,042,256
Compensating balance credits	(3,065)	(509)	(1,007)
Expenses reimbursed by investment adviser	(50,892)	(114,920)	(128,101)
Net expenses	14,553,721	1,747,586	2,913,148
Net investment income (loss)	9,690,626	615,800	(2,357,212)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	96,740,631	3,877,777	(20,961,832)
Investments in Affiliated Companies	(18,861,548)	–	–
Foreign currency transactions	198,794	–	19,371
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(276,430,976)	(18,825,234)	(71,120,031)
Investments in Affiliated Companies	12,712,215	–	–
Other assets and liabilities denominated in foreign currency	(3,402)	–	–
Net realized and unrealized gain (loss) on investments and foreign currency	(185,644,286)	(14,947,457)	(92,062,492)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(175,953,660)	$(14,331,657)	$(94,419,704)

56 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

			Royce Global Financial
	Royce Dividend Value Fund		Services Fund		Royce International Premier Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
INVESTMENT OPERATIONS:
Net investment income (loss)	$449,227	$529,141	$214,633	$744,041	$8,874,179	$4,563,554
Net realized gain (loss) on investments and foreign currency	350,360	7,611,984	(324,504)	1,050,527	(31,109,554)	112,803,814
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(11,012,658)	5,963,833	(7,294,143)	5,109,397	(312,277,825)	(44,640,890)
Net increase (decrease) in net assets from investment operations	(10,213,071)	14,104,958	(7,404,014)	6,903,965	(334,513,200)	72,726,478
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(459,825)	(7,025,655)			(9,009,895)	(22,789,281)
Service Class	(84,861)	(2,453,636)	(399,279)	(1,668,236)	(1,026,583)	(2,605,039)
Consultant Class	(3,174)	(163,702)			(126,023)	(367,166)
Institutional Class	(4,561)	(122,395)	(136,659)	(490,070)	(17,241,958)	(34,239,175)
Total distributions	(552,421)	(9,765,388)	(535,938)	(2,158,306)	(27,404,459)	(60,000,661)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(3,483,571)	(2,013,993)			(96,556,648)	(12,468,633)
Service Class	(2,803,992)	(1,344,558)	(3,264,882)	(1,005,797)	(9,925,065)	(11,025,900)
Consultant Class	467,815	69,045			(1,238,324)	(896,223)
Institutional Class	(686,375)	137,821	(144,030)	876,025	(43,429,085)	132,006,580
Shareholder redemption fees
Investment Class	73	154			24,429	7,525
Service Class	–	4	3	2,234	77	1,675
Net increase (decrease) in net assets from capital share transactions	(6,506,050)	(3,151,527)	(3,408,909)	(127,538)	(151,124,616)	107,625,024
Net Increase (Decrease) In Net Assets	(17,271,542)	1,188,043	(11,348,861)	4,618,121	(513,042,275)	120,350,841
NET ASSETS:
Beginning of year	76,299,861	75,111,818	38,283,240	33,665,119	1,252,941,855	1,132,591,014
End of year	$59,028,319	$76,299,861	$26,934,379	$38,283,240	$739,899,580	$1,252,941,855

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 57

Statements of Changes in Net Assets

	Royce Micro-Cap Fund		Royce Pennsylvania Mutual Fund		Royce Premier Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,107,683)	$(2,524,821)	$3,079,768	$374,058	$(416,685)	$(3,517,815)
Net realized gain (loss) on investments and foreign currency	1,594,469	90,610,373	25,462,152	514,781,507	93,957,652	310,335,119
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(93,507,037)	16,728,861	(394,795,614)	(102,219,678)	(357,293,399)	(36,690,666)
Net increase (decrease) in net assets from investment operations	(94,020,251)	104,814,413	(366,253,694)	412,935,887	(263,752,432)	270,126,638
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(7,366,380)	(40,188,397)	(59,541,547)	(359,795,213)	(84,853,039)	(254,117,355)
Service Class	(6,478,764)	(37,503,482)	(2,986,880)	(18,850,717)	(2,108,066)	(6,510,568)
Consultant Class	(509,147)	(3,014,349)	(8,814,162)	(55,761,614)	(947,447)	(2,839,443)
Institutional Class			(6,715,538)	(43,586,641)	(17,404,485)	(48,578,890)
R Class			(345,932)	(2,135,655)	(509,268)	(1,430,819)
Total distributions	(14,354,291)	(80,706,228)	(78,404,059)	(480,129,840)	(105,822,305)	(313,477,075)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(5,409,081)	23,749,676	(82,899,142)	229,480,577	(102,448,486)	20,274,064
Service Class	(14,429,642)	16,625,148	(8,699,031)	5,763,904	(3,824,328)	8,433,761
Consultant Class	(1,259,829)	765,475	(21,132,136)	19,154,129	(1,226,087)	895,780
Institutional Class			(24,377,993)	43,861,946	(7,385,423)	14,733,388
R Class			(377,644)	1,818,834	(158,880)	(1,206,906)
Shareholder redemption fees
Investment Class	2,824	851	532	1,394	646	797
Service Class	586	39	37	11,839	245	2
Net increase (decrease) in net assets from capital share transactions	(21,095,142)	41,141,189	(137,485,377)	300,092,623	(115,042,313)	43,130,886
Net Increase (Decrease) In Net Assets	(129,469,684)	65,249,374	(582,143,130)	232,898,670	(484,617,050)	(219,551)
NET ASSETS:
Beginning of year	421,898,040	356,648,666	2,148,820,093	1,915,921,423	1,735,777,068	1,735,996,619
End of year	$292,428,356	$421,898,040	$1,566,676,963	$2,148,820,093	$1,251,160,018	$1,735,777,068

58 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Small-Cap Opportunity Fund		Royce Small-Cap Special Equity Fund		Royce Small-Cap Total Return Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
INVESTMENT OPERATIONS:
Net investment income (loss)	$153,538	$(6,255,416)	$8,460,718	$8,728,848	$9,690,626	$15,178,871
Net realized gain (loss) on investments and foreign currency	473,845	410,541,948	43,215,219	180,557,276	78,077,877	394,147,843
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(301,654,969)	28,335,835	(119,148,828)	23,728,401	(263,722,163)	(75,267,763)
Net increase (decrease) in net assets from investment operations	(301,027,586)	432,622,367	(67,472,891)	213,014,525	(175,953,660)	334,058,951
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(45,279,449)	(253,497,536)	(67,152,279)	(110,703,898)	(84,408,846)	(260,605,655)
Service Class	(3,382,755)	(20,814,959)	(3,804,020)	(8,484,724)	(7,882,450)	(19,720,772)
Consultant Class	(558,361)	(2,744,573)	(1,537,324)	(3,392,907)	(10,861,139)	(28,195,237)
Institutional Class	(10,695,245)	(69,978,355)	(13,788,855)	(34,779,856)	(25,579,974)	(70,461,595)
R Class	(1,917,058)	(9,575,942)			(2,507,527)	(6,650,410)
Total distributions	(61,832,868)	(356,611,365)	(86,282,478)	(157,361,385)	(131,239,936)	(385,633,669)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(151,490,562)	525,739,965	(52,903,109)	9,907,666	(227,485,345)	154,834,034
Service Class	(20,199,622)	(41,632,774)	(14,674,150)	9,185,477	(3,697,202)	13,568,408
Consultant Class	(322,670)	238,523	(6,601,167)	5,591,804	(1,904,964)	4,839,213
Institutional Class	(18,386,325)	(83,562,703)	(95,455,503)	33,619,039	(38,430,721)	85,362,325
R Class	(1,746,516)	14,012,071			(893,138)	(3,336,971)
Shareholder redemption fees
Investment Class	30,160	32,624	844	3,575	724	2,371
Service Class	2,437	25,893	214	3,095	24	2,104
Net increase (decrease) in net assets from capital share transactions	(192,113,098)	414,853,599	(169,632,871)	58,310,656	(272,410,622)	255,271,484
Net Increase (Decrease) In Net Assets	(554,973,552)	490,864,601	(323,388,240)	113,963,796	(579,604,218)	203,696,766
NET ASSETS:
Beginning of year	1,799,858,429	1,308,993,828	1,076,953,719	962,989,923	1,516,008,192	1,312,311,426
End of year	$1,244,884,877	$1,799,858,429	$753,565,479	$1,076,953,719	$936,403,974	$1,516,008,192

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 59

Statements of Changes in Net Assets

			Royce Smaller-Companies
	Royce Small-Cap Value Fund		Growth Fund

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
INVESTMENT OPERATIONS:
Net investment income (loss)	$615,800	$(57,611)	$(2,357,212)	$(3,790,013)
Net realized gain (loss) on investments and foreign currency	3,877,777	26,822,412	(20,942,461)	63,175,041
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(18,825,234)	6,630,576	(71,120,031)	(33,250,563)
Net increase (decrease) in net assets from investment operations	(14,331,657)	33,395,377	(94,419,704)	26,134,465
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(2,107,308)	(2,477,475)	(2,603,831)	(27,701,937)
Service Class	(3,950,446)	(4,508,382)	(4,447,234)	(46,351,836)
Consultant Class	(175,045)	(272,817)	(183,821)	(1,990,024)
Institutional Class			(182,340)	(1,864,715)
R Class	(317,866)	(466,939)
Total distributions	(6,550,665)	(7,725,613)	(7,417,226)	(77,908,512)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(2,457,198)	2,304,788	(8,834,564)	11,179,225
Service Class	(1,118,738)	(9,385,293)	(12,386,941)	28,379,873
Consultant Class	(1,230,672)	605,718	(776,959)	827,458
Institutional Class			(572,961)	3,093,038
R Class	(1,190,060)	(438,074)
Shareholder redemption fees
Investment Class	382	103	323	1,340
Service Class	1	220	426	2,633
Net increase (decrease) in net assets from capital share transactions	(5,996,285)	(6,912,538)	(22,570,676)	43,483,567
Net Increase (Decrease) In Net Assets	(26,878,607)	18,757,226	(124,407,606)	(8,290,480)
NET ASSETS:
Beginning of year	139,822,743	121,065,517	299,694,137	307,984,617
End of year	$112,944,136	$139,822,743	$175,286,531	$299,694,137

60 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

				Net Realized and			Distributions					Ratio of Expenses to Average Net Assets			Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Dividend Value Fund–Investment Class
2022	$6.40	$0.04		$(0.90)	$(0.86)	$(0.05)	$(0.01)	$(0.06)	$5.48	(13.45)%	$43,264	1.27%	1.27%	1.09%	0.80%	3%
2021	6.11	0.05		1.17	1.22	(0.06)	(0.87)	(0.93)	6.40	20.47	54,466	1.21	1.21	1.09	0.76	0
2020	6.21	0.07		0.20	0.27	(0.11)	(0.26)	(0.37)	6.11	4.57	53,421	1.26	1.26	1.09	1.27	4
2019	5.56	0.09		1.58	1.67	(0.10)	(0.92)	(1.02)	6.21	30.34	76,273	1.21	1.20	1.09	1.37	8
2018	7.56	0.10		(1.27)	(1.17)	(0.10)	(0.73)	(0.83)	5.56	(16.06)	88,036	1.13	1.13	1.04	1.29	13
Royce Dividend Value Fund–Service Class
2022	$6.65	$0.03		$(0.94)	$(0.91)	$(0.02)	$(0.01)	$(0.03)	$5.71	(13.62)%	$14,005	1.62%	1.62%	1.34%	0.55%	3%
2021	6.34	0.04		1.21	1.25	(0.04)	(0.90)	(0.94)	6.65	20.11	19,518	1.54	1.54	1.34	0.51	0
2020	6.42	0.06		0.21	0.27	(0.08)	(0.27)	(0.35)	6.34	4.47	19,687	1.60	1.60	1.34	1.02	4
2019	5.73	0.08		1.61	1.69	(0.06)	(0.94)	(1.00)	6.42	29.78	25,256	1.53	1.52	1.34	1.14	8
2018	7.76	0.07		(1.29)	(1.22)	(0.06)	(0.75)	(0.81)	5.73	(16.24)	28,120	1.43	1.43	1.34	1.01	13
Royce Dividend Value Fund–Consultant Class
2022	$7.61	$(0.01)		$(1.08)	$(1.09)	$–	$(0.01)	$(0.01)	$6.51	(14.27)%	$1,627	3.64%	3.64%	2.09%	(0.18)%	3%
2021	7.27	(0.02)		1.39	1.37	–	(1.03)	(1.03)	7.61	19.28	1,364	3.47	3.47	2.09	(0.23)	0
2020	7.33	0.02		0.23	0.25	(0.01)	(0.30)	(0.31)	7.27	3.55	1,228	3.32	3.32	2.09	0.30	4
2019	6.53	0.03		1.85	1.88	(0.01)	(1.07)	(1.08)	7.33	29.03	1,621	3.30	3.29	2.09	0.40	8
2018	8.87	0.02		(1.48)	(1.46)	(0.03)	(0.85)	(0.88)	6.53	(16.93)	1,349	3.44	3.44	2.09	0.24	13
Royce Dividend Value Fund–Institutional Class
2022	$6.29	$0.04		$(0.89)	$(0.85)	$(0.04)	$(0.01)	$(0.05)	$5.39	(13.48)%	$132	4.33%	4.33%	1.09%	0.73%	3%
2021	6.02	0.05		1.14	1.19	(0.06)	(0.86)	(0.92)	6.29	20.18	952	3.02	3.02	1.09	0.78	0
2020	6.10	0.07		0.21	0.28	(0.11)	(0.25)	(0.36)	6.02	4.82	776	3.75	3.75	1.09	1.27	4
2019	5.48	0.15		1.48	1.63	(0.11)	(0.90)	(1.01)	6.10	30.08	883	1.98	1.98	0.97	1.62	8
2018	7.46	0.09		(1.23)	(1.14)	(0.12)	(0.72)	(0.84)	5.48	(15.94)	3,016	1.89	1.89	0.89	1.28	13
Royce Global Financial Services Fund–Service Class
2022	$12.06	$0.07		$(2.52)	$(2.45)	$(0.08)	$(0.12)	$(0.20)	$9.41	(20.32)%	$19,443	1.90%	1.90%	1.49%	0.71%	10%
2021	10.66	0.23	[1]	1.91	2.14	(0.39)	(0.35)	(0.74)	12.06	20.27	28,574	1.78	1.78	1.49	1.84 [1]	5
2020	9.91	0.07		1.42	1.49	(0.04)	(0.70)	(0.74)	10.66	15.25	25,919	1.88	1.88	1.49	0.80	4
2019	8.18	0.10		1.87	1.97	(0.15)	(0.09)	(0.24)	9.91	24.17	30,202	1.82	1.81	1.49	0.86	5
2018	10.57	0.07		(1.45)	(1.38)	(0.09)	(0.92)	(1.01)	8.18	(13.41)	32,113	1.68	1.68	1.49	0.61	8
Royce Global Financial Services Fund–Institutional Class
2022	$15.76	$0.10		$(3.31)	$(3.21)	$(0.08)	$(0.15)	$(0.23)	$12.32	(20.35)%	$7,491	1.64%	1.64%	1.49%	0.72%	10%
2021	13.81	0.32	[1]	2.47	2.79	(0.39)	(0.45)	(0.84)	15.76	20.35	9,709	1.51	1.51	1.49	1.98 [1]	5
2020	12.83	0.10		1.82	1.92	(0.04)	(0.90)	(0.94)	13.81	15.18	7,746	1.67	1.67	1.49	0.81	4
2019	10.55	0.14		2.42	2.56	(0.16)	(0.12)	(0.28)	12.83	24.35	6,738	1.60	1.60	1.33	1.04	5
2018	13.58	0.15		(1.85)	(1.70)	(0.14)	(1.19)	(1.33)	10.55	(12.87)	6,951	1.43	1.43	1.04	1.06	8

1 For Royce Global Financial Services Fund, a special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.12 and an increase in the ratio of net investment income (loss) to average net assets of 1.00% for the Service Class, and $0.18 per share and 1.14% for the Institutional Class.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 61

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions					Ratio of Expenses to Average Net Assets			Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce International Premier Fund–Investment Class
2022	$17.81	$0.13	$(4.94)	$(4.81)	$(0.13)	$(0.33)	$(0.46)	$12.54	(26.96)%	$248,170	1.26%	1.26%	1.17%	0.95%	31%
2021	17.64	0.06	0.99	1.05	(0.07)	(0.81)	(0.88)	17.81	6.06	480,550	1.23	1.23	1.16	0.33	32
2020	15.25	0.04	2.40	2.44	(0.05)	–	(0.05)	17.64	15.99	486,378	1.26	1.26	1.19	0.30	21
2019	11.39	0.11	3.82	3.93	(0.07)	–	(0.07)	15.25	34.49	360,623	1.26	1.26	1.18	0.74	40
2018	13.07	0.09	(1.72)	(1.63)	(0.05)	–	(0.05)	11.39	(12.45)	285,065	1.27	1.26	1.16	1.00	65
Royce International Premier Fund–Service Class
2022	$21.33	$0.11	$(5.92)	$(5.81)	$(0.08)	$(0.40)	$(0.48)	$15.04	(27.21)%	$33,163	1.59%	1.59%	1.44%	0.63%	31%
2021	21.10	0.01	1.18	1.19	–	(0.96)	(0.96)	21.33	5.78	59,258	1.54	1.54	1.44	0.05	32
2020	18.24	0.01	2.85	2.86	–	–	–	21.10	15.68	69,153	1.57	1.57	1.44	0.04	21
2019	13.61	0.10	4.57	4.67	(0.04)	–	(0.04)	18.24	34.29	71,350	1.58	1.58	1.41	0.63	40
2018	15.60	0.11	(2.10)	(1.99)	–	–	–	13.61	(12.76)	36,303	1.59	1.59	1.44	0.71	65
Royce International Premier Fund–Consultant Class
2022	$22.58	$(0.02)	$(6.25)	$(6.27)	$–	$(0.42)	$(0.42)	$15.89	(27.75)%	$4,774	2.54%	2.54%	2.19%	(0.09)%	31%
2021	22.50	(0.16)	1.26	1.10	–	(1.02)	(1.02)	22.58	5.02	8,419	2.38	2.38	2.19	(0.69)	32
2020	19.60	(0.13)	3.03	2.90	–	–	–	22.50	14.80	9,182	2.42	2.41	2.19	(0.70)	21
2019	14.71	(0.03)	4.92	4.89	–	–	–	19.60	33.24	9,894	2.41	2.41	2.18	(0.17)	40
2018	16.99	(0.00)	(2.28)	(2.28)	–	–	–	14.71	(13.42)	8,546	2.33	2.32	2.19	(0.00)	65
Royce International Premier Fund–Institutional Class [a]
2022	$17.82	$0.14	$(4.95)	$(4.81)	$(0.15)	$(0.33)	$(0.48)	$12.53	(26.92)%	$453,793	1.20%	1.19%	1.04%	1.03%	31%
2021	17.64	0.08	0.99	1.07	(0.09)	(0.80)	(0.89)	17.82	6.23	704,714	1.16	1.16	1.04	0.44	32
2020	15.25	0.06	2.39	2.45	(0.06)	–	(0.06)	17.64	16.12	567,878	1.20	1.20	1.04	0.44	21
2019	11.39	(0.03)	3.98	3.95	(0.09)	–	(0.09)	15.25	34.68	366,870	1.19	1.19	1.04	0.57	40
2018	12.98	(0.00)	(1.53)	(1.53)	(0.06)	–	(0.06)	11.39	(11.78)[2]	32,340	1.34 [3]	1.34 [3]	1.04 [3]	0.84 [3]	65
Royce Micro-Cap Fund–Investment Class
2022	$13.41	$(0.05)	$(2.98)	$(3.03)	$–	$(0.50)	$(0.50)	$9.88	(22.55)%	$149,934	1.25%	1.24%	1.24%	(0.50)%	13%
2021	12.74	(0.07)	3.84	3.77	–	(3.10)	(3.10)	13.41	31.02	209,032	1.20	1.20	1.20	(0.43)	26
2020	11.02	(0.05)	2.71	2.66	–	(0.94)	(0.94)	12.74	24.50	174,339	1.29	1.29	1.24	(0.46)	25
2019	9.35	(0.05)	2.02	1.97	–	(0.30)	(0.30)	11.02	21.16	158,112	1.51	1.50	1.36	(0.46)	21
2018	11.64	(0.05)	(0.94)	(0.99)	–	(1.30)	(1.30)	9.35	(8.94)	117,040	1.50	1.50	1.49	(0.43)	24
Royce Micro-Cap Fund–Service Class
2022	$13.05	$(0.08)	$(2.89)	$(2.97)	$–	$(0.49)	$(0.49)	$9.59	(22.76)%	$132,133	1.54%	1.54%	1.49%	(0.75)%	13%
2021	12.45	(0.11)	3.74	3.63	–	(3.03)	(3.03)	13.05	30.64	197,089	1.51	1.51	1.49	(0.73)	26
2020	10.79	(0.07)	2.65	2.58	–	(0.92)	(0.92)	12.45	24.26	168,285	1.60	1.60	1.49	(0.71)	25
2019	9.15	(0.01)	1.94	1.93	–	(0.29)	(0.29)	10.79	21.22	164,956	1.51	1.51	1.50	(0.09)	21
2018	11.41	(0.07)	(0.91)	(0.98)	–	(1.28)	(1.28)	9.15	(9.09)	8,053	1.90	1.89	1.61	(0.56)	24
a The Class commenced operations on May 2, 2018.

2 Not annualized

3 Annualized

62 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions					Ratio of Expenses to Average Net Assets			Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Micro-Cap Fund–Consultant Class
2022	$10.00	$(0.13)	$(2.21)	$(2.34)	$–	$(0.37)	$(0.37)	$7.29	(23.37)%	$10,361	2.37%	2.37%	2.37%	(1.63)%	13%
2021	9.62	(0.18)	2.89	2.71	–	(2.33)	(2.33)	10.00	29.56	15,777	2.30	2.30	2.30	(1.53)	26
2020	8.42	(0.13)	2.04	1.91	–	(0.71)	(0.71)	9.62	23.04	14,025	2.41	2.41	2.41	(1.63)	25
2019	7.23	(0.13)	1.55	1.42	–	(0.23)	(0.23)	8.42	19.72	14,204	2.59	2.59	2.58	(1.69)	21
2018	9.10	(0.14)	(0.72)	(0.86)	–	(1.01)	(1.01)	7.23	(9.93)	16,680	2.56	2.56	2.56	(1.50)	24
Royce Pennsylvania Mutual Fund–Investment Class
2022	$9.65	$0.03	$(1.68)	$(1.65)	$(0.00)	$(0.39)	$(0.39)	$7.61	(17.06)%	$1,191,941	0.94%	0.94%	0.94%	0.31%	45%
2021	10.24	0.02	2.11	2.13	(0.01)	(2.71)	(2.72)	9.65	22.05	1,605,587	0.91	0.91	0.91	0.15	60
2020	9.44	0.03	1.29	1.32	(0.06)	(0.46)	(0.52)	10.24	14.08	1,426,472	0.95	0.95	0.95	0.37	32
2019	7.75	0.04	2.01	2.05	(0.02)	(0.34)	(0.36)	9.44	26.56	1,429,042	0.95	0.94	0.94	0.39	30
2018	10.52	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.75	(9.66)	1,203,967	0.92	0.92	0.92	0.33	35
Royce Pennsylvania Mutual Fund–Service Class
2022	$9.62	$(0.00)	$(1.67)	$(1.67)	$–	$(0.39)	$(0.39)	$7.56	(17.41)%	$58,043	1.30%	1.30%	1.25%	(0.01)%	45%
2021	10.23	(0.02)	2.11	2.09	–	(2.70)	(2.70)	9.62	21.64	84,060	1.27	1.27	1.27	(0.22)	60
2020	9.42	0.02	1.28	1.30	(0.03)	(0.46)	(0.49)	10.23	13.88	78,789	1.25	1.24	1.13	0.23	32
2019	7.77	(0.00)	2.00	2.00	(0.01)	(0.34)	(0.35)	9.42	25.75	142,864	1.31	1.30	1.30	(0.01)	30
2018	10.56	(0.01)	(0.96)	(0.97)	–	(1.82)	(1.82)	7.77	(9.96)	32,191	1.30	1.30	1.30	(0.07)	35
Royce Pennsylvania Mutual Fund–Consultant Class
2022	$7.53	$(0.04)	$(1.31)	$(1.35)	$–	$(0.30)	$(0.30)	$5.88	(17.94)%	$175,956	1.94%	1.94%	1.94%	(0.70)%	45%
2021	8.07	(0.08)	1.66	1.58	–	(2.12)	(2.12)	7.53	20.78	249,816	1.92	1.92	1.92	(0.86)	60
2020	7.47	(0.04)	1.00	0.96	–	(0.36)	(0.36)	8.07	12.94	238,595	1.96	1.96	1.96	(0.64)	32
2019	6.18	(0.04)	1.60	1.56	–	(0.27)	(0.27)	7.47	25.25	262,007	1.96	1.95	1.95	(0.62)	30
2018	8.46	(0.06)	(0.77)	(0.83)	–	(1.45)	(1.45)	6.18	(10.56)	249,004	1.93	1.93	1.93	(0.69)	35
Royce Pennsylvania Mutual Fund–Institutional Class
2022	$9.68	$0.03	$(1.68)	$(1.65)	$(0.01)	$(0.39)	$(0.40)	$7.63	(17.07)%	$133,606	0.90%	0.90%	0.90%	0.33%	45%
2021	10.27	0.03	2.12	2.15	(0.01)	(2.73)	(2.74)	9.68	22.10	199,842	0.86	0.86	0.86	0.21	60
2020	9.47	0.04	1.28	1.32	(0.06)	(0.46)	(0.52)	10.27	14.10	163,944	0.89	0.89	0.89	0.42	32
2019	7.78	0.04	2.02	2.06	(0.03)	(0.34)	(0.37)	9.47	26.53	106,564	0.89	0.89	0.89	0.45	30
2018	10.55	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.78	(9.56)	83,908	0.88	0.88	0.88	0.40	35
Royce Pennsylvania Mutual Fund–R Class
2022	$8.94	$(0.04)	$(1.54)	$(1.58)	$–	$(0.36)	$(0.36)	$7.00	(17.72)%	$7,131	1.80%	1.80%	1.75%	(0.51)%	45%
2021	9.56	(0.07)	1.96	1.89	–	(2.51)	(2.51)	8.94	21.00	9,515	1.73	1.73	1.73	(0.66)	60
2020	8.84	(0.04)	1.19	1.15	–	(0.43)	(0.43)	9.56	13.07	8,121	1.83	1.83	1.83	(0.51)	32
2019	7.30	(0.03)	1.89	1.86	–	(0.32)	(0.32)	8.84	25.48	8,853	1.75	1.74	1.74	(0.41)	30
2018	9.94	(0.03)	(0.91)	(0.94)	–	(1.70)	(1.70)	7.30	(10.15)	10,014	1.58	1.57	1.57	(0.34)	35

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 63

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions					Ratio of Expenses to Average Net Assets			Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Premier Fund–Investment Class
2022	$12.97	$(0.00)	$(2.00)	$(2.00)	$–	$(0.91)	$(0.91)	$10.06	(15.46)%	$1,001,894	1.18%	1.18%	1.18%	(0.02)%	23%
2021	13.59	(0.03)	2.16	2.13	(0.01)	(2.74)	(2.75)	12.97	16.36	1,401,347	1.17	1.17	1.17	(0.19)	20
2020	12.88	0.05	1.41	1.46	(0.12)	(0.63)	(0.75)	13.59	11.50	1,414,718	1.21	1.21	1.21	0.41	23
2019	11.62	0.05	3.87	3.92	(0.05)	(2.61)	(2.66)	12.88	34.13	1,505,821	1.20	1.19	1.19	0.32	19
2018	16.60	0.02	(1.60)	(1.58)	(0.01)	(3.39)	(3.40)	11.62	(10.40)	1,398,965	1.17	1.17	1.17	0.11	23
Royce Premier Fund–Service Class
2022	$12.58	$(0.04)	$(1.95)	$(1.99)	$–	$(0.87)	$(0.87)	$9.72	(15.79)%	$24,968	1.59%	1.59%	1.49%	(0.33)%	23%
2021	13.22	(0.07)	2.09	2.02	–	(2.66)	(2.66)	12.58	15.98	36,488	1.56	1.56	1.49	(0.50)	20
2020	12.54	0.01	1.37	1.38	(0.09)	(0.61)	(0.70)	13.22	11.16	29,588	1.57	1.57	1.49	0.12	23
2019	11.31	(0.01)	3.78	3.77	–	(2.54)	(2.54)	12.54	33.65	29,696	1.57	1.57	1.46	(0.06)	19
2018	16.15	(0.03)	(1.55)	(1.58)	–	(3.26)	(3.26)	11.31	(10.66)	41,738	1.52	1.52	1.48	(0.19)	23
Royce Premier Fund–Consultant Class
2022	$10.00	$(0.10)	$(1.53)	$(1.63)	$–	$(0.70)	$(0.70)	$7.67	(16.36)%	$11,265	2.33%	2.33%	2.33%	(1.17)%	23%
2021	10.60	(0.15)	1.67	1.52	–	(2.12)	(2.12)	10.00	15.01	16,016	2.29	2.29	2.29	(1.30)	20
2020	10.09	(0.07)	1.09	1.02	(0.02)	(0.49)	(0.51)	10.60	10.19	15,686	2.34	2.34	2.34	(0.72)	23
2019	9.17	(0.10)	3.05	2.95	–	(2.03)	(2.03)	10.09	32.55	17,585	2.26	2.26	2.26	(0.91)	19
2018	13.21	(0.12)	(1.27)	(1.39)	–	(2.65)	(2.65)	9.17	(11.41)	21,370	2.21	2.21	2.21	(0.93)	23
Royce Premier Fund–Institutional Class
2022	$13.16	$0.01	$(2.03)	$(2.02)	$–	$(0.92)	$(0.92)	$10.22	(15.37)%	$206,916	1.11%	1.11%	1.11%	0.05%	23%
2021	13.80	(0.02)	2.19	2.17	(0.02)	(2.79)	(2.81)	13.16	16.39	273,853	1.09	1.09	1.09	(0.11)	20
2020	13.08	0.05	1.44	1.49	(0.13)	(0.64)	(0.77)	13.80	11.53	266,587	1.15	1.15	1.15	0.44	23
2019	11.79	0.05	3.94	3.99	(0.05)	(2.65)	(2.70)	13.08	34.23	244,343	1.15	1.15	1.15	0.33	19
2018	16.82	0.03	(1.63)	(1.60)	(0.02)	(3.41)	(3.43)	11.79	(10.41)	197,697	1.12	1.12	1.12	0.16	23
Royce Premier Fund–R Class
2022	$11.84	$(0.08)	$(1.84)	$(1.92)	$–	$(0.82)	$(0.82)	$9.10	(16.22)%	$6,118	2.00%	2.00%	1.99%	(0.82)%	23%
2021	12.49	(0.13)	1.99	1.86	–	(2.51)	(2.51)	11.84	15.51	8,073	1.93	1.93	1.93	(0.95)	20
2020	11.86	(0.04)	1.29	1.25	(0.04)	(0.58)	(0.62)	12.49	10.64	9,418	1.95	1.95	1.95	(0.33)	23
2019	10.73	(0.05)	3.57	3.52	–	(2.39)	(2.39)	11.86	33.17	10,949	1.90	1.90	1.90	(0.43)	19
2018	15.39	(0.08)	(1.48)	(1.56)	–	(3.10)	(3.10)	10.73	(11.01)	9,715	1.80	1.80	1.80	(0.52)	23
Royce Small-Cap Opportunity Fund–Investment Class
2022	$16.76	$0.00	$(2.86)	$(2.86)	$–	$(0.68)	$(0.68)	$13.22	(17.08)%	$911,802	1.23%	1.23%	1.23%	0.03%	35%
2021	15.84	(0.06)	4.75	4.69	–	(3.77)	(3.77)	16.76	30.85	1,332,050	1.21	1.21	1.21	(0.30)	69
2020	12.52	(0.03)	3.35	3.32	–	–	–	15.84	26.52	786,849	1.24	1.23	1.23	(0.28)	53
2019	9.92	(0.06)	2.86	2.80	–	(0.20)	(0.20)	12.52	28.21	609,316	1.23	1.22	1.22	(0.50)	47
2018	13.58	(0.04)	(2.61)	(2.65)	–	(1.01)	(1.01)	9.92	(19.97)	557,003	1.20	1.20	1.20	(0.30)	47

64 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions					Ratio of Expenses to Average Net Assets			Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Opportunity Fund– Service Class
2022	$15.34	$(0.03)	$(2.62)	$(2.65)	$–	$(0.62)	$(0.62)	$12.07	(17.28)%	$68,292	1.54%	1.54%	1.49%	(0.23)%	35%
2021	14.66	(0.11)	4.39	4.28	–	(3.60)	(3.60)	15.34	30.43	109,440	1.50	1.50	1.49	(0.61)	69
2020	11.61	(0.06)	3.11	3.05	–	–	–	14.66	26.27	131,725	1.54	1.54	1.49	(0.54)	53
2019	9.23	(0.09)	2.65	2.56	–	(0.18)	(0.18)	11.61	27.79	46,032	1.55	1.55	1.49	(0.77)	47
2018	12.66	(0.07)	(2.42)	(2.49)	–	(0.94)	(0.94)	9.23	(20.14)	48,797	1.52	1.52	1.49	(0.59)	47
Royce Small-Cap Opportunity Fund– Consultant Class
2022	$13.24	$(0.12)	$(2.26)	$(2.38)	$–	$(0.53)	$(0.53)	$10.33	(17.98)%	$11,396	2.35%	2.35%	2.35%	(1.07)%	35%
2021	12.61	(0.21)	3.78	3.57	–	(2.94)	(2.94)	13.24	29.46	14,871	2.26	2.26	2.26	(1.35)	69
2020	10.09	(0.14)	2.66	2.52	–	–	–	12.61	24.98	13,477	2.45	2.45	2.45	(1.50)	53
2019	8.09	(0.16)	2.32	2.16	–	(0.16)	(0.16)	10.09	26.70	8,621	2.41	2.41	2.41	(1.67)	47
2018	11.19	(0.16)	(2.12)	(2.28)	–	(0.82)	(0.82)	8.09	(20.81)	9,831	2.30	2.29	2.29	(1.39)	47
Royce Small-Cap Opportunity Fund– Institutional Class
2022	$17.21	$0.02	$(2.94)	$(2.92)	$–	$(0.70)	$(0.70)	$13.59	(16.94)%	$214,424	1.12%	1.12%	1.12%	0.15%	35%
2021	16.22	(0.03)	4.84	4.81	–	(3.82)	(3.82)	17.21	30.89	291,961	1.08	1.08	1.08	(0.18)	69
2020	12.80	(0.02)	3.44	3.42	–	–	–	16.22	26.72	340,877	1.12	1.12	1.12	(0.17)	53
2019	10.13	(0.05)	2.92	2.87	–	(0.20)	(0.20)	12.80	28.36	230,439	1.12	1.12	1.12	(0.39)	47
2018	13.84	(0.02)	(2.66)	(2.68)	–	(1.03)	(1.03)	10.13	(19.83)	227,261	1.08	1.08	1.08	(0.17)	47
Royce Small-Cap Opportunity Fund– R Class
2022	$14.80	$(0.07)	$(2.53)	$(2.60)	$–	$(0.59)	$(0.59)	$11.61	(17.54)%	$38,971	1.85%	1.85%	1.85%	(0.57)%	35%
2021	14.03	(0.16)	4.20	4.04	–	(3.27)	(3.27)	14.80	30.01	51,537	1.81	1.81	1.81	(0.90)	69
2020	11.16	(0.09)	2.96	2.87	–	–	–	14.03	25.72	36,065	1.88	1.87	1.87	(0.93)	53
2019	8.90	(0.12)	2.55	2.43	–	(0.17)	(0.17)	11.16	27.38	31,230	1.86	1.85	1.85	(1.13)	47
2018	12.25	(0.11)	(2.33)	(2.44)	–	(0.91)	(0.91)	8.90	(20.42)	26,337	1.84	1.84	1.84	(0.93)	47
Royce Small-Cap Special Equity Fund –Investment Class
2022	$19.09	$0.18	$(1.39)	$(1.21)	$(0.19)	$(1.77)	$(1.96)	$15.92	(6.33)%	$587,346	1.21%	1.21%	1.21%	1.01%	23%
2021	18.22	0.17	3.86	4.03	(0.20)	(2.96)	(3.16)	19.09	22.50	755,338	1.20	1.20	1.20	0.82	42
2020	17.59	0.27	1.03	1.30	(0.26)	(0.41)	(0.67)	18.22	7.43	702,556	1.23	1.23	1.23	1.68	39
2019	17.43	0.21	1.98	2.19	(0.21)	(1.82)	(2.03)	17.59	12.63	819,015	1.21	1.21	1.21	0.99	20
2018	21.79	0.23	(2.31)	(2.08)	(0.22)	(2.06)	(2.28)	17.43	(9.86)	909,113	1.18	1.18	1.18	1.04	21
Royce Small-Cap Special Equity Fund –Service Class
2022	$19.06	$0.12	$(1.37)	$(1.25)	$(0.13)	$(1.76)	$(1.89)	$15.92	(6.56)%	$34,729	1.57%	1.57%	1.49%	0.70%	23%
2021	18.19	0.12	3.85	3.97	(0.16)	(2.94)	(3.10)	19.06	22.19	57,738	1.54	1.54	1.46	0.57	42
2020	17.56	0.24	1.04	1.28	(0.24)	(0.41)	(0.65)	18.19	7.29	46,671	1.60	1.60	1.39	1.49	39
2019	17.41	0.16	1.99	2.15	(0.17)	(1.83)	(2.00)	17.56	12.40	60,070	1.58	1.58	1.39	0.80	20
2018	21.76	0.20	(2.33)	(2.13)	(0.18)	(2.04)	(2.22)	17.41	(10.13)	62,706	1.51	1.50	1.39	0.88	21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 65

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions					Ratio of Expenses to Average Net Assets			Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Special Equity Fund –Consultant Class
2022	$17.37	$(0.04)	$(1.25)	$(1.29)	$–	$(1.59)	$(1.59)	$14.49	(7.43)%	$15,189	2.40%	2.40%	2.40%	(0.23)%	23%
2021	16.60	(0.05)	3.50	3.45	(0.01)	(2.67)	(2.68)	17.37	21.16	25,068	2.31	2.31	2.31	(0.29)	42
2020	16.05	0.09	0.92	1.01	(0.09)	(0.37)	(0.46)	16.60	6.27	18,852	2.31	2.31	2.31	0.59	39
2019	15.90	(0.02)	1.82	1.80	(0.00)	(1.65)	(1.65)	16.05	11.38	24,793	2.25	2.25	2.25	(0.12)	20
2018	19.86	0.01	(2.10)	(2.09)	(0.01)	(1.86)	(1.87)	15.90	(10.83)	30,234	2.19	2.19	2.19	0.04	21
Royce Small-Cap Special Equity Fund –Institutional Class
2022	$18.92	$0.19	$(1.37)	$(1.18)	$(0.21)	$(1.76)	$(1.97)	$15.77	(6.27)%	$116,301	1.12%	1.12%	1.12%	1.08%	23%
2021	18.06	0.19	3.82	4.01	(0.22)	(2.93)	(3.15)	18.92	22.63	238,810	1.11	1.11	1.11	0.92	42
2020	17.43	0.30	1.01	1.31	(0.28)	(0.40)	(0.68)	18.06	7.52	194,911	1.15	1.15	1.15	1.84	39
2019	17.28	0.22	1.96	2.18	(0.22)	(1.81)	(2.03)	17.43	12.65	187,785	1.14	1.14	1.14	1.04	20
2018	21.61	0.25	(2.30)	(2.05)	(0.24)	(2.04)	(2.28)	17.28	(9.81)	202,317	1.11	1.11	1.11	1.14	21
Royce Small-Cap Total Return Fund– Investment Class
2022	$8.78	$0.08	$(1.25)	$(1.17)	$(0.11)	$(0.94)	$(1.05)	$6.56	(13.25)%	$591,730	1.22%	1.22%	1.22%	0.97%	62%
2021	9.34	0.12	2.21	2.33	(0.13)	(2.76)	(2.89)	8.78	25.78	1,016,331	1.20	1.20	1.20	1.09	64
2020	10.93	0.17	0.19	0.36	(0.21)	(1.74)	(1.95)	9.34	3.82	893,868	1.24	1.24	1.24	1.88	61
2019	9.71	0.16	2.10	2.26	(0.15)	(0.89)	(1.04)	10.93	23.45	1,026,074	1.21	1.21	1.21	1.42	21
2018	13.58	0.20	(1.78)	(1.58)	(0.19)	(2.10)	(2.29)	9.71	(12.46)	1,036,211	1.18	1.18	1.18	1.45	22
Royce Small-Cap Total Return Fund– Service Class
2022	$9.08	$0.06	$(1.30)	$(1.24)	$(0.07)	$(0.97)	$(1.04)	$6.80	(13.54)%	$58,571	1.57%	1.57%	1.49%	0.74%	62%
2021	9.62	0.09	2.28	2.37	(0.07)	(2.84)	(2.91)	9.08	25.54	80,478	1.52	1.52	1.49	0.78	64
2020	11.27	0.16	0.18	0.34	(0.19)	(1.80)	(1.99)	9.62	3.51	69,634	1.55	1.55	1.49	1.64	61
2019	9.97	0.13	2.16	2.29	(0.08)	(0.91)	(0.99)	11.27	23.08	77,177	1.52	1.52	1.49	1.13	21
2018	13.88	0.16	(1.82)	(1.66)	(0.11)	(2.14)	(2.25)	9.97	(12.71)	83,368	1.52	1.52	1.48	1.15	22
Royce Small-Cap Total Return Fund– Consultant Class
2022	$9.18	$0.00	$(1.31)	$(1.31)	$–	$(0.98)	$(0.98)	$6.89	(14.15)%	$84,448	2.23%	2.23%	2.23%	0.01%	62%
2021	9.75	0.01	2.31	2.32	(0.01)	(2.88)	(2.89)	9.18	24.63	112,649	2.18	2.18	2.18	0.09	64
2020	11.31	0.09	0.18	0.27	(0.03)	(1.80)	(1.83)	9.75	2.76	110,179	2.22	2.22	2.22	0.88	61
2019	10.02	0.05	2.17	2.22	(0.02)	(0.91)	(0.93)	11.31	22.18	150,175	2.20	2.20	2.20	0.43	21
2018	13.95	0.06	(1.82)	(1.76)	(0.02)	(2.15)	(2.17)	10.02	(13.26)	160,540	2.17	2.17	2.17	0.45	22
Royce Small-Cap Total Return Fund– Institutional Class
2022	$8.61	$0.08	$(1.22)	$(1.14)	$(0.12)	$(0.92)	$(1.04)	$6.43	(13.13)%	$181,476	1.14%	1.14%	1.14%	1.07%	62%
2021	9.17	0.13	2.17	2.30	(0.14)	(2.72)	(2.86)	8.61	25.91	279,510	1.10	1.10	1.10	1.19	64
2020	10.77	0.18	0.18	0.36	(0.24)	(1.72)	(1.96)	9.17	3.87	208,605	1.13	1.13	1.13	1.98	61
2019	9.58	0.17	2.07	2.24	(0.18)	(0.87)	(1.05)	10.77	23.59	232,479	1.13	1.13	1.13	1.49	21
2018	13.40	0.21	(1.76)	(1.55)	(0.21)	(2.06)	(2.27)	9.58	(12.39)	218,268	1.09	1.09	1.09	1.53	22

66 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions					Ratio of Expenses to Average Net Assets			Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Total Return Fund– R Class
2022	$9.20	$0.03	$(1.32)	$(1.29)	$(0.01)	$(0.98)	$(0.99)	$6.92	(13.87)%	$20,180	1.91%	1.91%	1.91%	0.32%	62%
2021	9.76	0.05	2.31	2.36	(0.04)	(2.88)	(2.92)	9.20	25.01	27,040	1.85	1.85	1.85	0.42	64
2020	11.38	0.12	0.18	0.30	(0.12)	(1.80)	(1.92)	9.76	3.08	30,027	1.89	1.88	1.88	1.23	61
2019	10.06	0.09	2.18	2.27	(0.03)	(0.92)	(0.95)	11.38	22.66	36,345	1.85	1.84	1.84	0.76	21
2018	13.99	0.11	(1.83)	(1.72)	(0.06)	(2.15)	(2.21)	10.06	(12.96)	45,145	1.81	1.81	1.81	0.82	22
Royce Small-Cap Value Fund–Investment Class
2022	$10.43	$0.07	$(1.09)	$(1.02)	$(0.05)	$(0.51)	$(0.56)	$8.85	(9.87)%	$35,545	1.35%	1.35%	1.24%	0.76%	62%
2021	8.61	0.02	2.41	2.43	(0.01)	(0.60)	(0.61)	10.43	28.48	44,621	1.31	1.31	1.24	0.20	53
2020	9.57	0.06	(0.66)	(0.60)	(0.17)	(0.19)	(0.36)	8.61	(6.25)	34,523	1.39	1.39	1.24	0.76	61
2019	8.35	0.09	1.46	1.55	(0.08)	(0.25)	(0.33)	9.57	18.60	53,234	1.30	1.30	1.24	0.84	64
2018	10.16	0.05	(0.73)	(0.68)	(0.04)	(1.09)	(1.13)	8.35	(7.05)	56,433	1.26	1.26	1.24	0.45	64
Royce Small-Cap Value Fund–Service Class
2022	$10.38	$0.05	$(1.09)	$(1.04)	$(0.03)	$(0.50)	$(0.53)	$8.81	(10.06)%	$68,455	1.59%	1.59%	1.49%	0.52%	62%
2021	8.58	(0.01)	2.41	2.40	–	(0.60)	(0.60)	10.38	28.24	81,840	1.55	1.55	1.49	(0.06)	53
2020	9.54	0.04	(0.66)	(0.62)	(0.15)	(0.19)	(0.34)	8.58	(6.47)	75,502	1.62	1.62	1.49	0.50	61
2019	8.33	0.07	1.44	1.51	(0.05)	(0.25)	(0.30)	9.54	18.21	102,465	1.56	1.55	1.49	0.65	64
2018	10.12	0.02	(0.72)	(0.70)	(0.01)	(1.08)	(1.09)	8.33	(7.17)	111,855	1.53	1.53	1.49	0.19	64
Royce Small-Cap Value Fund–Consultant Class
2022	$9.06	$(0.06)	$(0.96)	$(1.02)	$–	$(0.43)	$(0.43)	$7.61	(11.27)%	$3,184	2.73%	2.73%	2.73%	(0.77)%	62%
2021	7.57	(0.11)	2.11	2.00	–	(0.51)	(0.51)	9.06	26.75	5,269	2.66	2.66	2.66	(1.22)	53
2020	8.44	(0.05)	(0.60)	(0.65)	(0.06)	(0.16)	(0.22)	7.57	(7.71)	3,899	2.74	2.73	2.73	(0.71)	61
2019	7.40	(0.04)	1.30	1.26	–	(0.22)	(0.22)	8.44	17.03	7,486	2.44	2.44	2.44	(0.50)	64
2018	9.06	(0.06)	(0.64)	(0.70)	–	(0.96)	(0.96)	7.40	(8.07)	9,641	2.35	2.34	2.34	(0.66)	64
Royce Small-Cap Value Fund–R Class
2022	$9.88	$(0.00)	$(1.03)	$(1.03)	$–	$(0.49)	$(0.49)	$8.36	(10.52)%	$5,760	2.09%	2.08%	1.99%	(0.00)%	62%
2021	8.22	(0.05)	2.29	2.24	–	(0.58)	(0.58)	9.88	27.51	8,093	2.03	2.03	1.99	(0.54)	53
2020	9.16	(0.00)	(0.64)	(0.64)	(0.12)	(0.18)	(0.30)	8.22	(6.95)	7,142	2.10	2.10	1.99	(0.02)	61
2019	8.00	0.01	1.40	1.41	(0.01)	(0.24)	(0.25)	9.16	17.68	8,083	1.98	1.98	1.97	0.11	64
2018	9.75	(0.03)	(0.68)	(0.71)	–	(1.04)	(1.04)	8.00	(7.62)	8,254	1.92	1.92	1.92	(0.26)	64
Royce Smaller-Companies Growth Fund–Investment Class
2022	$8.74	$(0.06)	$(2.74)	$(2.80)	$–	$(0.25)	$(0.25)	$5.69	(32.07)%	$61,107	1.26%	1.26%	1.24%	(0.97)%	66%
2021	11.06	(0.11)	0.83	0.72	–	(3.04)	(3.04)	8.74	8.09	106,318	1.19	1.19	1.19	(0.91)	50
2020	8.21	(0.07)	4.06	3.99	–	(1.14)	(1.14)	11.06	49.61	112,668	1.25	1.25	1.24	(0.86)	61
2019	6.86	(0.05)	1.68	1.63	–	(0.28)	(0.28)	8.21	23.92	91,670	1.25	1.24	1.24	(0.69)	53
2018	10.93	(0.07)	(0.86)	(0.93)	–	(3.14)	(3.14)	6.86	(9.94)	87,213	1.21	1.21	1.21	(0.62)	61

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2022 Annual Report to Shareholders | 67

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions					Ratio of Expenses to Average Net Assets			Ratio of
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Smaller-Companies Growth Fund–Service Class
2022	$8.45	$(0.08)	$(2.65)	$(2.73)	$–	$(0.24)	$(0.24)	$5.48	(32.37)%	$105,585	1.55%	1.55%	1.49%	(1.22)%	66%
2021	10.74	(0.15)	0.82	0.67	–	(2.96)	(2.96)	8.45	7.78	178,553	1.51	1.51	1.49	(1.21)	50
2020	7.99	(0.09)	3.95	3.86	–	(1.11)	(1.11)	10.74	49.26	181,591	1.54	1.54	1.49	(1.11)	61
2019	6.69	(0.07)	1.65	1.58	–	(0.28)	(0.28)	7.99	23.67	154,236	1.55	1.54	1.49	(0.93)	53
2018	10.69	(0.10)	(0.85)	(0.95)	–	(3.05)	(3.05)	6.69	(10.22)	156,057	1.52	1.52	1.49	(0.90)	61
Royce Smaller-Companies Growth Fund–Consultant Class
2022	$7.09	$(0.10)	$(2.22)	$(2.32)	$–	$(0.20)	$(0.20)	$4.57	(32.78)%	$4,194	2.60%	2.60%	2.24%	(1.97)%	66%
2021	9.08	(0.20)	0.69	0.49	–	(2.48)	(2.48)	7.09	6.97	7,544	2.40	2.40	2.24	(1.96)	50
2020	6.81	(0.13)	3.34	3.21	–	(0.94)	(0.94)	9.08	48.05	8,080	2.54	2.54	2.24	(1.86)	61
2019	5.74	(0.11)	1.42	1.31	–	(0.24)	(0.24)	6.81	22.85	6,298	2.52	2.51	2.11	(1.71)	53
2018	9.28	(0.16)	(0.72)	(0.88)	–	(2.66)	(2.66)	5.74	(10.95)	6,328	2.40	2.40	2.24	(1.66)	61
Royce Smaller-Companies Growth Fund–Institutional Class
2022	$8.87	$(0.06)	$(2.79)	$(2.85)	$–	$(0.25)	$(0.25)	$5.77	(32.17)%	$4,400	1.53%	1.53%	1.16%	(0.89)%	66%
2021	11.23	(0.11)	0.85	0.74	–	(3.10)	(3.10)	8.87	8.16	7,278	1.41	1.41	1.16	(0.88)	50
2020	8.33	(0.07)	4.13	4.06	–	(1.16)	(1.16)	11.23	49.70	5,646	1.44	1.44	1.23	(0.85)	61
2019	6.95	(0.05)	1.72	1.67	–	(0.29)	(0.29)	8.33	24.10	8,021	1.35	1.35	1.17	(0.62)	53
2018	11.06	(0.06)	(0.88)	(0.94)	–	(3.17)	(3.17)	6.95	(9.94)	7,165	1.28	1.28	1.08	(0.49)	61

68 | The Royce Funds 2022 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Opportunity Fund (formerly Royce Opportunity Fund), Royce Small-Cap Special Equity Fund (formerly Royce Special Equity Fund), Royce Small-Cap Total Return Fund (formerly Royce Total Return Fund), Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund (the “Fund” or “Funds”), are the eleven series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). As of December 31, 2022, officers and employees of Royce, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce Global Financial Services Fund   14%

VALUATION OF INVESTMENTS:

Portfolio securities held by the Funds are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii) at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by a Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Trust’s Board of Trustees has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Trust’s Board of Trustees and policies and procedures adopted by Royce in its capacity as valuation designee for the Trust. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Funds on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Funds use an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

The Royce Funds 2022 Annual Report to Shareholders | 69

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time a Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Funds as of December 31, 2022. Any Level 2 or Level 3 securities held by a Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Dividend Value Fund
Common Stocks	$55,688,446	$–	$–	$55,688,446
Repurchase Agreement	–	3,342,493	–	3,342,493
Royce Global Financial Services Fund
Common Stocks	26,637,016	–	–	26,637,016
Diversified Investment Companies	268,260	–	–	268,260
Repurchase Agreement	–	108,221	–	108,221
Royce International Premier Fund
Common Stocks	676,099,481	–	–	676,099,481
Preferred Stocks	19,216,005	–	–	19,216,005
Repurchase Agreement	–	44,883,580	–	44,883,580
Royce Micro-Cap Fund
Common Stocks	286,233,767	–	0	286,233,767
Repurchase Agreement	–	6,932,693	–	6,932,693
Royce Pennsylvania Mutual Fund
Common Stocks	1,552,325,203	–	–	1,552,325,203
Repurchase Agreement	–	9,239,555	–	9,239,555
Money Market Fund/Collateral Received for Securities Loaned	2,722,487	–	–	2,722,487
Royce Premier Fund
Common Stocks	1,212,000,381	–	–	1,212,000,381
Repurchase Agreement	–	39,954,174	–	39,954,174
Royce Small-Cap Opportunity Fund
Common Stocks	1,191,931,061	4,652,586	0	1,196,583,647
Warrants	–	125,951	–	125,951
Repurchase Agreement	–	50,049,722	–	50,049,722
Money Market Fund/Collateral Received for Securities Loaned	1,993,229	–	–	1,993,229
Royce Small-Cap Special Equity Fund
Common Stocks	621,578,351	4,751,040	–	626,329,391
Repurchase Agreement	–	129,812,399	–	129,812,399
Royce Small-Cap Total Return Fund
Common Stocks	900,652,620	–	–	900,652,620
Preferred Stocks	17,289,028	–	–	17,289,028
Repurchase Agreement	–	19,726,836	–	19,726,836

70 | The Royce Funds 2022 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Small-Cap Value Fund
Common Stocks	$ 109,265,731	$–	$ –	$ 109,265,731
Repurchase Agreement	–	4,304,634	–	4,304,634
Money Market Fund/Collateral Received for Securities Loaned	511,027	–	–	511,027
Royce Smaller-Companies Growth Fund
Common Stocks	169,935,857	–	–	169,935,857
Repurchase Agreement	–	5,882,106	–	5,882,106
Money Market Fund/Collateral Received for Securities Loaned	1,935,673	–	–	1,935,673

Level 3 Reconciliation:

						UNREALIZED GAIN (LOSS) [1]
	BALANCE AS OF 12/31/21	PURCHASES	CORPORATE ACTIONS	SALES	REALIZED GAIN (LOSS) [1]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 12/31/22
Royce Micro-Cap Fund
Common Stocks	$ 666,497	$–	$–	$ 1,337,628	$ 193,457	$ 0	$ 477,674	$ 0
Royce Pennsylvania Mutual Fund
Common Stocks	0	–	(10,862)	–	10,862	–	–	–
Royce Small-Cap Opportunity Fund
Common Stocks	49	–	–	–	–	(49)	–	0
Royce Small-Cap Total Return Fund
Common Stocks	0	–	–	0	0	–	–	–
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds as of December 31, 2022, are next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event

The Royce Funds 2022 Annual Report to Shareholders | 71

Notes to Financial Statements (continued)

SECURITIES LENDING (continued):

of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds as of December 31, 2022:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT
Royce Pennsylvania Mutual Fund	$ 2,722,487	$(2,654,287)	$ 68,200
Royce Small-Cap Opportunity Fund	1,993,229	(1,747,914)	245,315
Royce Small-Cap Value Fund	511,027	(494,080)	16,947
Royce Smaller-Companies Growth Fund	1,935,673	(1,961,784)	(26,111)
[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian as of December 31, 2022:

	NON-CASH COLLATERAL	SECURITIES ON LOAN COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$ 1,946,520	$ (1,902,903)	$ 43,617
Royce Pennsylvania Mutual Fund	11,091,956	(10,834,160)	257,796
Royce Small-Cap Opportunity Fund	12,819,206	(12,503,660)	315,546
Royce Small-Cap Total Return Fund	111,593	(109,072)	2,521
Royce Smaller-Companies Growth Fund	12,351,131	(12,062,010)	289,121

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund and Royce Small-Cap Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Funds may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

72 | The Royce Funds 2022 Annual Report to Shareholders

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

COMPENSATING BALANCE CREDITS:

The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 6, 2023. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility (i.e., 0.25% of any unused portion of the line of credit) and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a variable rate equal to the Applicable Rate plus the Applicable Margin. The term Applicable Rate means, for any day, a rate equal to the sum of (a) 0.10%, plus (b) the higher of (i) the Federal Funds Effective Rate for such day, or (ii) the Overnight Bank Funding Rate for such day. The term Applicable Margin means 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2022.

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Royce Dividend Value Fund
Investment Class	$5,462,654	$4,059,720	$398,478	$6,255,221	$(9,344,703)	$(12,328,934)	$(3,483,571)	$(2,013,993)
Service Class	343,158	624,759	71,850	2,121,953	(3,219,000)	(4,091,270)	(2,803,992)	(1,344,558)
Consultant Class	503,470	17,465	2,987	149,739	(38,642)	(98,159)	467,815	69,045
Institutional Class	26,893	59,431	4,475	122,259	(717,743)	(43,869)	(686,375)	137,821
Royce Global Financial Services Fund
Service Class	519,913	6,577,740	363,123	1,493,301	(4,147,918)	(9,076,838)	(3,264,882)	(1,005,797)
Institutional Class	2,957	392,172	136,659	490,070	(283,646)	(6,217)	(144,030)	876,025
Royce International Premier Fund
Investment Class	76,204,270	116,385,707	6,751,294	17,304,166	(179,512,212)	(146,158,506)	(96,556,648)	(12,468,633)
Service Class	2,997,323	8,681,331	914,665	2,320,181	(13,837,053)	(22,027,412)	(9,925,065)	(11,025,900)
Consultant Class	149,330	238,697	105,632	302,929	(1,493,286)	(1,437,849)	(1,238,324)	(896,223)
Institutional Class	99,085,388	191,546,144	11,395,192	21,236,509	(153,909,665)	(80,776,073)	(43,429,085)	132,006,580
Royce Micro-Cap Fund
Investment Class	9,965,275	26,166,336	6,703,670	35,324,986	(22,078,026)	(37,741,646)	(5,409,081)	23,749,676
Service Class	1,724,500	5,902,180	5,984,514	34,403,989	(22,138,656)	(23,681,021)	(14,429,642)	16,625,148
Consultant Class	41,889	91,238	477,041	2,788,315	(1,778,759)	(2,114,078)	(1,259,829)	765,475
Royce Pennsylvania Mutual Fund
Investment Class	65,094,251	133,236,353	53,749,475	321,945,640	(201,742,868)	(225,701,416)	(82,899,142)	229,480,577
Service Class	5,348,597	77,966,809	2,664,829	16,976,489	(16,712,457)	(89,179,394)	(8,699,031)	5,763,904
Consultant Class	2,842,618	2,796,661	8,180,229	51,391,322	(32,154,983)	(35,033,854)	(21,132,136)	19,154,129
Institutional Class	20,667,714	108,306,266	6,645,063	43,369,949	(51,690,770)	(107,814,269)	(24,377,993)	43,861,946
R Class	578,197	1,794,969	345,904	2,135,458	(1,301,745)	(2,111,593)	(377,644)	1,818,834
Royce Premier Fund
Investment Class	87,824,319	106,716,414	68,480,604	201,105,839	(258,753,409)	(287,548,189)	(102,448,486)	20,274,064
Service Class	5,324,371	14,435,396	1,942,373	6,046,944	(11,091,072)	(12,048,579)	(3,824,328)	8,433,761
Consultant Class	532,280	118,942	895,363	2,688,134	(2,653,730)	(1,911,296)	(1,226,087)	895,780
Institutional Class	32,203,696	88,840,619	16,488,407	46,812,431	(56,077,526)	(120,919,662)	(7,385,423)	14,733,388
R Class	212,423	333,549	509,268	1,430,819	(880,571)	(2,971,274)	(158,880)	(1,206,906)
Royce Small-Cap Opportunity Fund
Investment Class	318,411,947	909,585,405	38,901,508	212,409,964	(508,804,017)	(596,255,404)	(151,490,562)	525,739,965
Service Class	20,170,973	115,744,785	3,244,630	19,323,015	(43,615,225)	(176,700,574)	(20,199,622)	(41,632,774)
Consultant Class	2,341,420	2,520,066	507,115	2,576,218	(3,171,205)	(4,857,761)	(322,670)	238,523
Institutional Class	61,510,399	187,501,000	7,698,601	54,524,149	(87,595,325)	(325,587,852)	(18,386,325)	(83,562,703)
R Class	4,362,167	19,167,914	1,917,055	9,409,270	(8,025,738)	(14,565,113)	(1,746,516)	14,012,071

The Royce Funds 2022 Annual Report to Shareholders | 73

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Royce Small-Cap Special Equity Fund
Investment Class	$ 74,793,750	$ 121,262,899	$ 57,163,323	$ 93,229,234	$ (184,860,182)	$ (204,584,467)	$ (52,903,109)	$ 9,907,666
Service Class	6,968,245	17,100,065	3,021,117	7,161,186	(24,663,512)	(15,075,774)	(14,674,150)	9,185,477
Consultant Class	1,652,880	7,651,086	1,374,559	3,066,063	(9,628,606)	(5,125,345)	(6,601,167)	5,591,804
Institutional Class	32,007,338	56,739,669	9,529,968	23,784,552	(136,992,809)	(46,905,182)	(95,455,503)	33,619,039
Royce Small-Cap Total Return Fund
Investment Class	67,023,280	165,781,541	73,842,790	229,840,473	(368,351,415)	(240,787,980)	(227,485,345)	154,834,034
Service Class	11,930,918	26,413,084	7,431,362	18,522,033	(23,059,482)	(31,366,709)	(3,697,202)	13,568,408
Consultant Class	6,136,234	1,295,728	9,977,238	25,379,612	(18,018,436)	(21,836,127)	(1,904,964)	4,839,213
Institutional Class	90,024,255	102,146,125	25,398,176	67,746,029	(153,853,152)	(84,529,829)	(38,430,721)	85,362,325
R Class	2,628,567	4,675,698	2,507,527	6,650,410	(6,029,232)	(14,663,079)	(893,138)	(3,336,971)
Royce Small-Cap Value Fund
Investment Class	4,143,624	6,525,775	1,987,585	2,309,669	(8,588,407)	(6,530,656)	(2,457,198)	2,304,788
Service Class	3,414,009	2,982,199	3,640,221	4,167,486	(8,172,968)	(16,534,978)	(1,118,738)	(9,385,293)
Consultant Class	537,262	860,233	166,877	255,409	(1,934,811)	(509,924)	(1,230,672)	605,718
R Class	634,416	2,441,657	317,866	466,938	(2,142,342)	(3,346,669)	(1,190,060)	(438,074)
Royce Smaller-Companies Growth Fund
Investment Class	7,127,233	31,489,085	1,870,679	19,936,818	(17,832,476)	(40,246,678)	(8,834,564)	11,179,225
Service Class	2,229,200	17,231,454	4,255,864	44,252,911	(18,872,005)	(33,104,492)	(12,386,941)	28,379,873
Consultant Class	77,046	23,195	179,296	1,908,240	(1,033,301)	(1,103,977)	(776,959)	827,458
Institutional Class	1,561,613	2,728,335	180,637	1,851,226	(2,315,211)	(1,486,523)	(572,961)	3,093,038

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Royce Dividend Value Fund
Investment Class	987,739	597,759	74,537	1,004,092	(1,686,240)	(1,826,156)	(623,964)	(224,305)
Service Class	59,649	87,469	13,282	327,936	(556,523)	(583,911)	(483,592)	(168,506)
Consultant Class	75,541	2,301	460	20,290	(5,405)	(12,152)	70,596	10,439
Institutional Class	4,889	8,971	859	19,950	(132,627)	(6,700)	(126,879)	22,221
Royce Global Financial Services Fund
Service Class	48,678	529,857	39,172	127,089	(389,775)	(720,226)	(301,925)	(63,280)
Institutional Class	223	23,717	11,257	31,926	(19,358)	(404)	(7,878)	55,239
Royce International Premier Fund
Investment Class	5,289,428	6,404,093	548,440	997,991	(13,017,673)	(8,000,230)	(7,179,805)	(598,146)
Service Class	182,020	399,923	61,921	111,708	(817,074)	(1,011,419)	(573,133)	(499,788)
Consultant Class	9,100	10,355	6,767	13,782	(88,299)	(59,363)	(72,432)	(35,226)
Institutional Class	7,050,212	10,502,184	925,686	1,224,006	(11,306,819)	(4,372,610)	(3,330,921)	7,353,580
Royce Micro-Cap Fund
Investment Class	919,547	1,679,399	680,575	2,790,283	(2,020,079)	(2,562,221)	(419,957)	1,907,461
Service Class	159,057	390,449	625,341	2,792,531	(2,117,819)	(1,591,829)	(1,333,421)	1,591,151
Consultant Class	4,950	8,029	65,618	295,059	(226,642)	(182,910)	(156,074)	120,178
Royce Pennsylvania Mutual Fund
Investment Class	7,884,090	11,535,799	7,044,491	34,918,649	(24,619,020)	(19,375,279)	(9,690,439)	27,079,169
Service Class	636,726	6,771,205	351,097	1,847,279	(2,054,556)	(7,579,796)	(1,066,733)	1,038,688
Consultant Class	446,394	313,298	1,384,133	7,137,684	(5,085,840)	(3,852,945)	(3,255,313)	3,598,037
Institutional Class	2,479,284	9,058,325	867,502	4,683,580	(6,483,597)	(9,060,627)	(3,136,811)	4,681,278
R Class	75,395	167,145	49,204	249,761	(169,561)	(202,597)	(44,962)	214,309
Royce Premier Fund
Investment Class	7,856,376	7,384,195	6,800,457	16,011,612	(23,106,332)	(19,450,154)	(8,449,499)	3,945,653
Service Class	490,501	1,003,487	199,422	496,465	(1,023,836)	(837,328)	(333,913)	662,624
Consultant Class	64,613	10,306	116,584	277,413	(312,726)	(166,627)	(131,529)	121,092
Institutional Class	2,774,442	5,715,214	1,611,770	3,671,563	(4,940,162)	(7,905,009)	(553,950)	1,481,768
R Class	20,583	24,599	55,841	124,745	(86,589)	(221,309)	(10,165)	(71,965)

74 | The Royce Funds 2022 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/22	Year Ended 12/31/21
Royce Small-Cap Opportunity Fund
Investment Class	21,261,017	46,829,638	2,947,084	13,325,594	(34,745,434)	(30,327,827)	(10,537,333)	29,827,405
Service Class	1,497,972	6,458,725	269,264	1,324,401	(3,245,880)	(9,633,721)	(1,478,644)	(1,850,595)
Consultant Class	208,534	165,086	49,139	204,462	(277,875)	(314,729)	(20,202)	54,819
Institutional Class	4,054,020	9,437,181	567,743	3,330,736	(5,805,365)	(16,826,206)	(1,183,602)	(4,058,289)
R Class	333,870	1,097,275	165,406	668,272	(624,233)	(853,589)	(124,957)	911,958
Royce Small-Cap Special Equity Fund
Investment Class	4,274,293	5,959,352	3,583,907	4,996,208	(10,534,392)	(9,958,593)	(2,676,192)	996,967
Service Class	390,359	822,632	189,412	384,184	(1,426,751)	(744,037)	(846,980)	462,779
Consultant Class	104,981	400,306	94,602	180,463	(594,479)	(273,618)	(394,896)	307,151
Institutional Class	1,808,501	2,827,346	603,162	1,286,347	(7,662,116)	(2,284,477)	(5,250,453)	1,829,216
Royce Small-Cap Total Return Fund
Investment Class	8,441,346	15,913,267	11,291,465	26,713,010	(45,260,446)	(22,616,714)	(25,527,635)	20,009,563
Service Class	1,449,780	2,344,739	1,099,407	2,085,738	(2,802,333)	(2,801,404)	(253,146)	1,629,073
Consultant Class	758,766	116,620	1,465,086	2,839,663	(2,239,607)	(1,983,657)	(15,755)	972,626
Institutional Class	11,078,565	9,428,489	3,957,140	8,018,807	(19,251,358)	(7,744,779)	(4,215,653)	9,702,517
R Class	322,555	409,104	366,132	740,127	(711,510)	(1,286,978)	(22,823)	(137,747)
Royce Small-Cap Value Fund
Investment Class	451,885	669,061	222,325	230,276	(937,108)	(630,400)	(262,898)	268,937
Service Class	363,428	289,142	409,474	417,584	(886,422)	(1,615,922)	(113,520)	(909,196)
Consultant Class	62,235	94,431	21,700	29,324	(247,539)	(56,758)	(163,604)	66,997
R Class	72,512	246,103	37,662	49,151	(240,352)	(344,878)	(130,178)	(49,624)
Royce Smaller-Companies Growth Fund
Investment Class	1,080,273	2,901,010	325,335	2,413,659	(2,821,049)	(3,340,198)	(1,415,441)	1,974,471
Service Class	363,858	1,426,653	766,823	5,538,537	(3,012,840)	(2,744,346)	(1,882,159)	4,220,844
Consultant Class	13,619	2,323	38,808	284,812	(198,445)	(112,984)	(146,018)	174,151
Institutional Class	242,144	214,208	30,931	220,910	(331,936)	(117,034)	(58,861)	318,084

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2023. To the extent that they impacted net expenses for the year ended December 31, 2022, the effects of those arrangements are shown below. See the Prospectuses for contractual waivers and expiration dates for all classes of all Funds.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A PERCENTAGE OF AVERAGE NET ASSETS[1]	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP					YEAR ENDED DECEMBER 31, 2022
		Investment Class	Service Class	Consultant Class	Institutional Class	R Class	Net advisory fees	Advisory fees waived
Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	1.09%	N/A	$530,001	$ –
Royce Global Financial Services Fund	1.00%	N/A	1.49%[3]	N/A	1.49%[3]	N/A	302,336	–
Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	8,258,649	831,880
Royce Micro-Cap Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	3,219,478	–
Royce Pennsylvania Mutual Fund	0.76%[2]	N/A	1.25%[3]	N/A	N/A	1.75%[3]	13,209,795	–
Royce Premier Fund	1.00%	N/A	1.49%	N/A	N/A	1.99%	14,135,011	–
Royce Small-Cap Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	14,570,053	–
Royce Small-Cap Special Equity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	8,686,719	–
Royce Small-Cap Total Return Fund	1.00%	N/A	1.49%[3]	N/A	N/A	N/A	10,997,354	–
Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	1.99%	1,180,478	–
Royce Smaller-Companies Growth Fund	1.00%	1.24%	1.49%	2.24%	1.16%	N/A	2,064,279	–

[1]	From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.
[2]	Royce Pennsylvania Mutual Fund's fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

The Royce Funds 2022 Annual Report to Shareholders | 75

Notes to Financial Statements (continued)

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A PERCENTAGE OF AVERAGE NET ASSETS	YEAR ENDED DECEMBER 31, 2022
		Net distribution fees	Distribution fees waived
Royce Dividend Value Fund – Service Class	0.25%	$ 39,395	$ –
Royce Dividend Value Fund – Consultant Class	1.00%	12,069	–
Royce Global Financial Services Fund – Service Class	0.25%	48,731	6,645
Royce International Premier Fund – Service Class	0.25%	98,674	–
Royce International Premier Fund – Consultant Class	1.00%	59,974	–
Royce Micro-Cap Fund – Service Class	0.25%	371,321	–
Royce Micro-Cap Fund – Consultant Class	1.00%	118,920	–
Royce Pennsylvania Mutual Fund – Service Class	0.25%	160,290	6,679
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	2,000,030	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	38,280	–
Royce Premier Fund – Service Class	0.25%	72,546	–
Royce Premier Fund – Consultant Class	1.00%	127,628	–
Royce Premier Fund – R Class	0.50%	33,256	–
Royce Small-Cap Opportunity Fund – Service Class	0.25%	204,551	–
Royce Small-Cap Opportunity Fund – Consultant Class	1.00%	122,566	–
Royce Small-Cap Opportunity Fund – R Class	0.50%	215,758	–
Royce Small-Cap Special Equity Fund – Service Class	0.25%	112,302	–
Royce Small-Cap Special Equity Fund – Consultant Class	1.00%	208,724	–
Royce Small-Cap Total Return Fund – Service Class	0.25%	167,336	–
Royce Small-Cap Total Return Fund – Consultant Class	1.00%	950,833	–
Royce Small-Cap Total Return Fund – R Class	0.50%	110,291	–
Royce Small-Cap Value Fund – Service Class	0.25%	174,751	–
Royce Small-Cap Value Fund – Consultant Class	1.00%	40,240	–
Royce Small-Cap Value Fund – R Class	0.50%	32,687	–
Royce Smaller-Companies Growth Fund – Service Class	0.25%	305,967	–
Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	51,256	–

Purchases and Sales of Investment Securities:

For the year ended December 31, 2022, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES[1]
Royce Dividend Value Fund	$ 1,628,253	$ 8,885,363
Royce Global Financial Services Fund	3,019,836	2,950,965
Royce International Premier Fund	267,144,418	422,679,632
Royce Micro-Cap Fund	40,442,202	69,982,861
Royce Pennsylvania Mutual Fund	773,823,257	945,720,768
Royce Premier Fund	320,938,446	494,492,172
Royce Small-Cap Opportunity Fund	493,041,873	748,854,970
Royce Small-Cap Special Equity Fund	164,390,894	372,976,839
Royce Small-Cap Total Return Fund	668,286,906	1,015,868,115
Royce Small-Cap Value Fund	71,048,047	81,807,600
Royce Smaller-Companies Growth Fund	134,346,472	151,208,026

1 Excludes the value of securities delivered as a result of redemptions-in-kind.

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce or an affiliate of Franklin Resources, Inc. serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Trustees. Cross trades for the year ended December 31, 2022, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
Royce Global Financial Services Fund	$ 173,808	$ –	$ –
Royce Pennsylvania Mutual Fund	2,532,174	7,909,547	1,318,754
Royce Premier Fund	408,000	2,936,304	(1,700,033)
Royce Small-Cap Special Equity Fund	–	492,947	281,015
Royce Small-Cap Total Return Fund	–	8,318,213	(465,942)
Royce Smaller-Companies Growth Fund	–	332,304	(364,554)

76 | The Royce Funds 2022 Annual Report to Shareholders

Redemptions-In-Kind:

The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the year ended December 31, 2022, the following Fund had redemptions-in-kind:

	AMOUNT REDEEMED IN-KIND	REALIZED GAIN
Royce Small-Cap Total Return Fund	$60,509,570	$17,406,328

Class Specific Expenses:

Class specific expenses were as follows for the year ended December 31, 2022:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Dividend Value Fund – Investment Class	$–	$66,901	$6,570	$17,998	$(155)	$91,314	$80,824
Royce Dividend Value Fund – Service Class	39,395	31,133	2,057	14,812	(78)	87,319	44,138
Royce Dividend Value Fund – Consultant Class	12,069	7,466	(553)	12,025	(7)	31,000	18,676
Royce Dividend Value Fund – Institutional Class	–	6,782	56	11,413	(5)	18,246	18,058
	51,464	112,282	8,130	56,248	(245)		161,696
Royce Global Financial Services Fund – Service Class	48,731	35,645	3,248	18,790	(129)	106,285	83,608
Royce Global Financial Services Fund – Institutional Class	–	6,689	37	13,743	(2)	20,467	12,316
	48,731	42,334	3,285	32,533	(131)		95,924
Royce International Premier Fund – Investment Class	–	375,532	33,695	31,618	(355)	440,490	–
Royce International Premier Fund – Service Class	98,674	64,333	4,274	13,450	(69)	180,662	22,450
Royce International Premier Fund – Consultant Class	59,974	11,695	980	11,980	(16)	84,613	15,612
Royce International Premier Fund – Institutional Class	–	253,981	55,025	29,652	(10,674)	327,984	327,984
	158,648	705,541	93,974	86,700	(11,114)		366,046
Royce Micro-Cap Fund – Investment Class	–	170,343	30,569	19,585	(1,748)	218,749	6,355
Royce Micro-Cap Fund – Service Class	371,321	234,232	15,226	19,268	(198)	639,849	72,482
Royce Micro-Cap Fund – Consultant Class	118,920	17,397	1,822	12,420	(62)	150,497	–
	490,241	421,972	47,617	51,273	(2,008)		78,837
Royce Pennsylvania Mutual Fund – Investment Class	–	957,334	128,092	32,971	(5,838)	1,112,559	–
Royce Pennsylvania Mutual Fund – Service Class	160,290	105,352	10,753	14,879	(228)	291,046	24,225
Royce Pennsylvania Mutual Fund – Consultant Class	2,000,030	148,025	19,657	16,868	(788)	2,183,792	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	41,703	14,315	18,912	(1,511)	73,419	–
Royce Pennsylvania Mutual Fund – R Class	38,280	24,392	1,561	8,486	(61)	72,658	3,817
	2,198,600	1,276,806	174,378	92,116	(8,426)		28,042
Royce Premier Fund – Investment Class	–	978,802	85,196	32,491	(2,644)	1,093,845	–
Royce Premier Fund – Service Class	72,546	48,508	11,422	13,269	(206)	145,539	28,730
Royce Premier Fund – Consultant Class	127,628	18,085	1,271	12,096	(53)	159,027	–
Royce Premier Fund – Institutional Class	–	12,261	32,083	15,857	(154)	60,047	–
Royce Premier Fund – R Class	33,256	20,299	2,503	4,853	(13)	60,898	885
	233,430	1,077,955	132,475	78,566	(3,070)		29,615

The Royce Funds 2022 Annual Report to Shareholders | 77

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Small-Cap Opportunity Fund – Investment Class	$–	$1,321,323	$97,712	$52,042	$(4,264)	$ 1,466,813	$–
Royce Small-Cap Opportunity Fund – Service Class	204,551	124,723	12,135	19,060	(98)	360,371	37,440
Royce Small-Cap Opportunity Fund – Consultant Class	122,566	15,727	1,709	13,090	(40)	153,052	–
Royce Small-Cap Opportunity Fund – Institutional Class	–	22,081	11,239	19,432	(359)	52,393	–
Royce Small-Cap Opportunity Fund – R Class	215,758	94,704	2,205	11,390	(76)	323,981	–
	542,875	1,578,558	125,000	115,014	(4,837)		37,440
Royce Small-Cap Special Equity Fund – Investment Class	–	692,365	52,853	30,029	(2,013)	773,234	–
Royce Small-Cap Special Equity Fund – Service Class	112,302	81,108	4,917	15,928	(68)	214,187	35,371
Royce Small-Cap Special Equity Fund – Consultant Class	208,724	40,064	11,803	13,100	(368)	273,323	–
Royce Small-Cap Special Equity Fund – Institutional Class	–	24,646	7,651	16,817	(682)	48,432	–
	321,026	838,183	77,224	75,874	(3,131)		35,371
Royce Small-Cap Total Return Fund – Investment Class	–	683,294	73,353	31,541	(2,433)	785,755	–
Royce Small-Cap Total Return Fund – Service Class	167,336	109,600	8,568	17,651	(144)	303,011	50,892
Royce Small-Cap Total Return Fund – Consultant Class	950,833	79,862	9,009	18,349	(301)	1,057,752	–
Royce Small-Cap Total Return Fund – Institutional Class	–	11,558	30,061	17,722	(85)	59,256	–
Royce Small-Cap Total Return Fund – R Class	110,291	54,161	3,836	8,063	(102)	176,249	–
	1,228,460	938,475	124,827	93,326	(3,065)		50,892
Royce Small-Cap Value Fund – Investment Class	–	54,750	5,943	14,522	(317)	74,898	39,978
Royce Small-Cap Value Fund – Service Class	174,751	105,715	8,490	19,460	(130)	308,286	68,737
Royce Small-Cap Value Fund – Consultant Class	40,240	11,142	607	11,868	(28)	63,829	–
Royce Small-Cap Value Fund – R Class	32,687	21,809	1,241	5,653	(34)	61,356	6,205
	247,678	193,416	16,281	51,503	(509)		114,920
Royce Smaller-Companies Growth Fund – Investment Class	–	73,194	12,968	16,761	(773)	102,150	15,436
Royce Smaller-Companies Growth Fund – Service Class	305,967	184,627	14,279	20,981	(188)	525,666	76,788
Royce Smaller-Companies Growth Fund – Consultant Class	51,256	11,205	971	12,107	(30)	75,509	18,258
Royce Smaller-Companies Growth Fund – Institutional Class	–	7,366	480	11,520	(16)	19,350	17,619
	357,223	276,392	28,698	61,369	(1,007)		128,101

78 | The Royce Funds 2022 Annual Report to Shareholders

Tax Information:

As of December 31, 2022, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

	TAX BASIS COST	NET UNREALIZED APPRECIATION (DEPRECIATION)	GROSS UNREALIZED
			Appreciation	(Depreciation)
Royce Dividend Value Fund	$ 24,869,226	$ 34,161,713	$ 34,161,713	$ –
Royce Global Financial Services Fund	16,580,835	10,432,662	11,927,576	1,494,914
Royce International Premier Fund	823,547,697	(83,348,631)	73,326,944	156,675,575
Royce Micro-Cap Fund	238,183,283	54,983,177	90,991,406	36,008,229
Royce Pennsylvania Mutual Fund	1,220,678,551	343,608,694	432,848,747	89,240,053
Royce Premier Fund	805,085,751	446,868,804	468,731,711	21,862,907
Royce Small-Cap Opportunity Fund	1,144,800,275	103,952,274	259,808,591	155,856,317
Royce Small-Cap Special Equity Fund	628,564,477	127,577,313	133,886,874	6,309,561
Royce Small-Cap Total Return Fund	864,364,597	73,303,887	137,983,678	64,679,791
Royce Small-Cap Value Fund	95,837,929	18,243,463	21,467,601	3,224,138
Royce Smaller-Companies Growth Fund	158,189,147	19,564,489	39,685,766	20,121,277

The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships, underlying investments and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2022 and 2021, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
	2022	2021	2022	2021	2022	2021
Royce Dividend Value Fund	$ 425,788	$ 590,238	$ 126,633	$ 9,174,538	$ –	$ 612
Royce Global Financial Services Fund	213,571	1,124,557	322,343	1,033,749	24	–
Royce International Premier Fund	8,603,671	5,751,838	18,800,788	54,248,823	–	–
Royce Micro-Cap Fund	1,948,933	9,652,843	12,404,460	71,053,385	898	–
Royce Pennsylvania Mutual Fund	5,035,816	42,700,145	73,368,243	437,429,695	–	–
Royce Premier Fund	–	908,951	105,822,305	312,568,124	–	–
Royce Small-Cap Opportunity Fund	6,215,236	90,710,580	55,617,632	265,900,785	–	–
Royce Small-Cap Special Equity Fund	17,122,442	52,776,581	69,160,036	104,584,804	–	–
Royce Small-Cap Total Return Fund	18,597,278	84,924,753	112,642,658	300,708,916	–	–
Royce Small-Cap Value Fund	391,419	28,469	6,159,246	7,697,144	–	–
Royce Smaller-Companies Growth Fund	3,273,074	13,787,403	4,143,044	64,121,109	1,108	–

The tax basis components of distributable earnings as of December 31, 2022, were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS	CAPITAL LOSS CARRYFORWARD UTILIZED
Royce Dividend Value Fund	$ 7,114	$ 218,875	$ 34,159,633	$ (5,075)	$ 34,380,547	$ –
Royce Global Financial Services Fund	–	(583,010)	10,432,534	–	9,849,524	–
Royce International Premier Fund	65,029	(2,748,427)	(83,354,337)	(26,640,120)	(112,677,855)	64,221
Royce Micro-Cap Fund	–	–	54,983,170	(400,502)	54,582,668	–
Royce Pennsylvania Mutual Fund	247,177	–	343,608,483	(4,597,277)	339,258,383	–
Royce Premier Fund	–	10,536,094	446,868,801	(1,307)	457,403,588	–
Royce Small-Cap Opportunity Fund	17,895	716,452	103,952,273	(508)	104,686,112	–
Royce Small-Cap Special Equity Fund	43,369	12,582,754	127,577,310	–	140,203,433	–
Royce Small-Cap Total Return Fund	1,330,914	9,136,664	73,315,639	–	83,783,217	–
Royce Small-Cap Value Fund	34,909	303,268	18,243,461	(34,265)	18,547,373	–
Royce Smaller-Companies Growth Fund	–	(20,571,779)	19,550,408	(1,222,412)	(2,243,783)	–
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships, underlying investments and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses and 857 (b)(9) adjustments.

The Royce Funds 2022 Annual Report to Shareholders | 79

Notes to Financial Statements (continued)

Tax Information (continued):

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2022, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, investments in Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions, foreign capital gains tax, redemptions-in-kind, return of capital distributions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
Royce Dividend Value Fund	$–	$–
Royce Global Financial Services Fund	424,991	(424,991)
Royce International Premier Fund	–	–
Royce Micro-Cap Fund	2,111,332	(2,111,332)
Royce Pennsylvania Mutual Fund	7,894	(7,894)
Royce Premier Fund	451,313	(451,313)
Royce Small-Cap Opportunity Fund	14,656	(14,656)
Royce Small-Cap Special Equity Fund	–	–
Royce Small-Cap Total Return Fund	(8,716,600)	8,716,600
Royce Small-Cap Value Fund	(35,793)	35,793
Royce Smaller-Companies Growth Fund	4,572,712	(4,572,712)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2019 – 2022) and has concluded that as of December 31, 2022, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the 1940 Act, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2022:

AFFILIATED COMPANY [1]
	SHARES 12/31/21	MARKET VALUE 12/31/21	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/22	MARKET VALUE 12/31/22
Royce International Premier Fund
AUSTRALIA – 0.0%
Bravura Solutions [2]	15,808,630	$ 28,408,875	$ 736,853	$ 12,437,732	$(26,223,761)	$ 9,515,765	$623,415	n/a	n/a
		28,408,875			(26,223,761)	9,515,765	623,415
Royce Small-Cap Opportunity Fund
HEALTH CARE – 0.0%
HEALTH CARE EQUIPMENT & SUPPLIES – 0.0%
IntriCon Corporation [2,3]	486,447	7,865,848	–	11,579,543	2,355,413	1,358,282	–	n/a	n/a
		7,865,848			2,355,413	1,358,282	–
INDUSTRIALS – 0.5%
CONSTRUCTION & ENGINEERING – 0.5%
Limbach Holdings [3,4]	635,423	5,718,807	1,008,201	1,431,189	(49,623)	1,572,156	–	654,981	$ 6,818,352
		5,718,807			(49,623)	1,572,156	–		6,818,352
INFORMATION TECHNOLOGY – 0.4%
COMMUNICATIONS EQUIPMENT – 0.4%
PCTEL [3,4]	1,000,593	5,673,362	521,258	263,910	(85,142)	(1,353,388)	–	1,044,693	4,492,180
		5,673,362			(85,142)	(1,353,388)	–		4,492,180
		19,258,017			2,220,648	1,577,050	–		11,310,532
Royce Small-Cap Special Equity Fund
CONSUMER DISCRETIONARY– 5.5%
AUTO COMPONENTS – 5.5%
Standard Motor Products [4]	1,171,500	61,374,885	1,432,819	890,163	9,320	(20,584,461)	1,279,935	1,188,000	41,342,400
HOUSEHOLD DURABLES – 0.0%
Flexsteel Industries [2]	767,500	20,615,050	–	14,352,219	(13,061,794)	6,798,963	–	n/a	n/a
Hooker Furnishings [2]	1,137,000	26,469,360	–	21,153,315	(7,013,961)	1,697,916	220,000	n/a	n/a
		47,084,410			(20,075,755)	8,496,879	220,000
		108,459,295			(20,066,435)	(12,087,582)	1,499,935		41,342,400
INDUSTRIALS – 3.4%
MACHINERY – 3.4%
Gencor Industries [3,4]	1,066,000	12,290,980	–	–	–	(1,524,380)	–	1,066,000	10,766,600
Hurco Companies [4]	580,000	17,226,000	–	–	–	(2,070,600)	348,000	580,000	15,155,400
Miller Industries [2]	754,000	25,183,600	316,992	20,509,497	(3,965,788)	(1,025,307)	167,706	n/a	n/a
		54,700,580			(3,965,788)	(4,620,287)	515,706		25,922,000

80 | The Royce Funds 2022 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

AFFILIATED COMPANY [1]
	SHARES 12/31/21	MARKET VALUE 12/31/21	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/22	MARKET VALUE 12/31/22
Royce Small-Cap Special Equity Fund (continued)
INFORMATION TECHNOLOGY – 3.2%
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT – 3.2%
NVE Corporation [4]	300,100	$ 20,496,830	$ 3,693,353	$–	$–	$ (135,558)	$ 1,388,500	371,500	$24,054,625
		20,496,830			–	(135,558)	1,388,500		24,054,625
		183,656,705			(24,032,223)	(16,843,427)	3,404,141		91,319,025
Royce Small-Cap Total Return Fund
FINANCIALS – 2.3%
INSURANCE – 2.3%
International General Insurance Holdings[4]	1,797,165	14,557,036	7,992,267	682,753	3,559	113,867	420,786	2,747,997	21,983,976
Trean Insurance Group [2,3]	2,821,597	25,140,429	7,558,202	26,431,872	(18,865,107)	12,598,348	–	n/a	n/a
		39,697,465			(18,861,548)	12,712,215	420,786		21,983,976

[1]	Percentages represent the percentages of the investments in the Affiliated Companies of the Fund’s net assets.

[2]	Not an Affiliated Company as of December 31, 2022.

[3]	Non-income producing.

[4]	As of December 31, 2022, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

The Royce Funds 2022 Annual Report to Shareholders | 81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and Shareholders of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Opportunity Fund, Royce Small-Cap Special Equity Fund, Royce Small-Cap Total Return Fund, Royce Small-Cap Value Fund and Royce Smaller-Companies Growth Fund (constituting The Royce Fund, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 20, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

82 | The Royce Funds 2022 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period ended December 31, 2022. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2022, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During the Period[1]	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During the Period[1]	Net Annualized Operating Expense Ratio[2]
Investment Class
Royce Dividend Value Fund	$1,000.00	$1,096.05	$5.76	$1,000.00	$1,019.71	$5.55	1.09%
Royce International Premier Fund	1,000.00	999.06	5.84	1,000.00	1,019.36	5.90	1.16%
Royce Micro-Cap Fund	1,000.00	1,075.13	6.49	1,000.00	1,018.95	6.31	1.24%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,053.11	4.81	1,000.00	1,020.52	4.74	0.93%
Royce Premier Fund	1,000.00	1,046.26	6.09	1,000.00	1,019.26	6.01	1.18%
Royce Small-Cap Opportunity Fund	1,000.00	1,064.12	6.40	1,000.00	1,019.00	6.26	1.23%
Royce Small-Cap Special Equity Fund	1,000.00	1,074.56	6.33	1,000.00	1,019.11	6.16	1.21%
Royce Small-Cap Total Return Fund	1,000.00	1,004.38	6.11	1,000.00	1,019.11	6.16	1.21%
Royce Small-Cap Value Fund	1,000.00	1,115.15	6.61	1,000.00	1,018.95	6.31	1.24%
Royce Smaller-Companies Growth Fund	1,000.00	1,062.04	6.44	1,000.00	1,018.95	6.31	1.24%
Service Class
Royce Dividend Value Fund	1,000.00	1,094.07	7.07	1,000.00	1,018.45	6.82	1.34%
Royce Global Financial Services Fund	1,000.00	1,024.44	7.60	1,000.00	1,017.69	7.58	1.49%
Royce International Premier Fund	1,000.00	997.21	7.25	1,000.00	1,017.95	7.32	1.44%
Royce Micro-Cap Fund	1,000.00	1,073.52	7.79	1,000.00	1,017.69	7.58	1.49%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,050.91	6.15	1,000.00	1,019.21	6.06	1.19%
Royce Premier Fund	1,000.00	1,043.66	7.68	1,000.00	1,017.69	7.58	1.49%
Royce Small-Cap Opportunity Fund	1,000.00	1,063.58	7.75	1,000.00	1,017.69	7.58	1.49%
Royce Small-Cap Special Equity Fund	1,000.00	1,073.56	7.79	1,000.00	1,017.69	7.58	1.49%
Royce Small-Cap Total Return Fund	1,000.00	1,002.73	7.52	1,000.00	1,017.69	7.58	1.49%
Royce Small-Cap Value Fund	1,000.00	1,115.41	7.94	1,000.00	1,017.69	7.58	1.49%
Royce Smaller-Companies Growth Fund	1,000.00	1,060.28	7.74	1,000.00	1,017.69	7.58	1.49%
Consultant Class
Royce Dividend Value Fund	1,000.00	1,090.94	11.01	1,000.00	1,014.67	10.61	2.09%
Royce International Premier Fund	1,000.00	993.57	11.00	1,000.00	1,014.17	11.12	2.19%
Royce Micro-Cap Fund	1,000.00	1,070.23	12.47	1,000.00	1,013.16	12.13	2.39%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,047.32	10.01	1,000.00	1,015.43	9.86	1.94%
Royce Premier Fund	1,000.00	1,040.31	12.03	1,000.00	1,013.41	11.88	2.34%
Royce Small-Cap Opportunity Fund	1,000.00	1,058.36	12.30	1,000.00	1,013.26	12.03	2.37%
Royce Small-Cap Special Equity Fund	1,000.00	1,067.66	12.66	1,000.00	1,012.96	12.33	2.43%
Royce Small-Cap Total Return Fund	1,000.00	1,000.10	11.34	1,000.00	1,013.86	11.42	2.25%
Royce Small-Cap Value Fund	1,000.00	1,105.80	14.97	1,000.00	1,010.99	14.29	2.82%
Royce Smaller-Companies Growth Fund	1,000.00	1,056.75	11.61	1,000.00	1,013.91	11.37	2.24%

The Royce Funds 2022 Annual Report to Shareholders | 83

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During the Period[1]	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During the Period[1]	Net Annualized Operating Expense Ratio[2]
Institutional Class Royce Dividend Value Fund	$ 1,000.00	$ 1,094.21	$ 5.75	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Royce Global Financial Services Fund	1,000.00	1,023.84	7.60	1,000.00	1,017.69	7.58	1.49%
Royce International Premier Fund	1,000.00	999.47	5.24	1,000.00	1,019.96	5.30	1.04%
Royce Pennsylvania Mutual Fund	1,000.00	1,052.10	4.71	1,000.00	1,020.62	4.63	0.91%
Royce Premier Fund	1,000.00	1,046.75	5.78	1,000.00	1,019.56	5.70	1.12%
Royce Small-Cap Opportunity Fund	1,000.00	1,065.24	5.88	1,000.00	1,019.51	5.75	1.13%
Royce Small-Cap Special Equity Fund	1,000.00	1,074.77	5.91	1,000.00	1,019.51	5.75	1.13%
Royce Small-Cap Total Return Fund	1,000.00	1,004.90	5.91	1,000.00	1,019.31	5.96	1.17%
Royce Smaller-Companies Growth Fund	1,000.00	1,061.15	6.03	1,000.00	1,019.36	5.90	1.16%
R Class Royce Pennsylvania Mutual Fund	1,000.00	1,049.35	9.04	1,000.00	1,016.38	8.89	1.75%
Royce Premier Fund	1,000.00	1,040.86	10.24	1,000.00	1,015.17	10.11	1.99%
Royce Small-Cap Opportunity Fund	1,000.00	1,062.15	9.56	1,000.00	1,015.93	9.35	1.84%
Royce Small-Cap Total Return Fund	1,000.00	1,001.79	9.64	1,000.00	1,015.58	9.70	1.91%
Royce Small-Cap Value Fund	1,000.00	1,112.04	10.59	1,000.00	1,015.17	10.11	1.99%
[1]	Expenses are equal to the Fund's net annualized operating expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

[2]	Net annualized operating expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

Federal Tax Information

In January 2023, taxable shareholders that opted out of e-delivery were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2022. Shareholders who elected e-delivery have received electronic notification of the form being available for download via their Online Account Access.

2022 Supplemental Tax Information:

	% QDI	% U.S. GOVT INCOME	% INCOME QUALIFYING FOR DRD	LONG-TERM CAPITAL GAIN DISTRIBUTION OR MAXIMUM ALLOWABLE (OOO’S)
Royce Dividend Value Fund	100.00%	N/A	100.00%	$ 127
Royce Global Financial Services Fund	100.00%	N/A	95.44%	322
Royce International Premier Fund	100.00%	N/A	0.00%	18,801
Royce Micro-Cap Fund	0.01%	N/A	98.20%	12,404
Royce Pennsylvania Mutual Fund	19.55%	N/A	100.00%	73,368
Royce Premier Fund	0.00%	N/A	0.00%	105,822
Royce Small-Cap Opportunity Fund	0.02%	N/A	100.00%	55,618
Royce Small-Cap Special Equity Fund	49.16%	N/A	100.00%	69,160
Royce Small-Cap Total Return Fund	23.49%	N/A	100.00%	112,642
Royce Small-Cap Value Fund	100.00%	N/A	100.00%	6,159
Royce Smaller-Companies Growth Fund	0.03%	N/A	6.67%	4,143

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.

% U.S. Govt Income: % of investment income paid from U.S. Government obligations.

% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:

For the year ended December 31, 2022, Royce International Premier Fund had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

NET FOREIGN SOURCE INCOME	NET FOREIGN SOURCE INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE
$10,653,802	$0.1857	$1,948,475	$0.0340

84 | The Royce Funds 2022 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Trustee 1, President

Age: 57 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 74 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Trustee

Age: 61 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Trustee

Age: 59 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

Arthur S. Mehlman, Trustee

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 2004

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Director, University of Maryland Foundation (non-profits). Formerly Director/Trustee, registered investment companies constituting the Legg Mason Funds (from 2002 to June 2021); Director, The League for People with Disabilities, Inc. (from June 2003 to June 2018); Director, Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director, University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Director, Maryland Business Roundtable for Education (from July 1984 to June 2002); and Partner, KPMG LLP (international accounting firm) (from 1972 to 2002).

G. Peter O’Brien, Trustee

Age: 77 | Number of Funds Overseen: 73 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 57 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/ Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee

Age: 64 | Number of Funds Overseen: 16 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer, Piedmont Trust Company (privately-owned North Carolina trust company) (since February 2012); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens and Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 55 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 60 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 56 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 55 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 51 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

[1]	Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

The Royce Funds 2022 Annual Report to Shareholders | 85

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2022, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2022 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the largest 1,000 publicly traded U.S. companies in the Russell 3000 Index. Securities are weighted based on their style score. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This material is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization weighted index of global small-cap stocks, excluding the United States. The MSCI Emerging Markets Index is an unmanaged, capitalization-weighted index of stocks in emerging markets countries. The Nasdaq Composite Index is a market capitalization-weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. The CBOE S&P 500 Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 stock index option prices. It is the square root of the risk-neutral expectation of the S&P 500 variance over the next 30 calendar days and is quoted as an annualized standard deviation. The Center for Research in Securities Prices (CRSP) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. The purpose of the PMI is to provide information about current and future business conditions to company decision makers, analysts, and investors. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; midcap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: ©2023 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/ or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Return on Invested Capital is calculated by dividing a company’s past 12 months of operating income (earnings before interest and taxes) by its average invested capital (total equity, less cash and cash equivalents, plus total debt, minority interest, and preferred stock). Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies. Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. Because such investments are usually denominated in foreign currencies and such Funds do not intend to hedge their foreign currency exposures, the U.S. dollar value of such investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Certain Funds invest a significant portion of their assets in a limited number of stocks or focus their investments in a particular sector or industry, which may involve considerably more risk than a more broadly diversified

86 | The Royce Funds 2022 Annual Report to Shareholders

Notes to Performance and Other Important Information (continued)

portfolio because they may be more susceptible to any single corporate, economic, political, regulatory, or market event. (Please see “Primary Risks for Fund Investors” and “Investing in Foreign Securities” in the prospectus.) A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money.

A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at www. royceinvest.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (tollfree), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

The Royce Funds 2022 Annual Report to Shareholders | 87

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88 | The Royce Funds 2022 Annual Report to Shareholders

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ROYCE
Investment Partners

TheRoyceFunds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 45+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 17 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION
General Royce Funds information including:

•	How to open an account

•	An overview of our firm and Funds

•	Ordering literature including Prospectuses

  (800) 221-4268

ACCOUNT INFORMATION

Speak with a representative about:

•	Your account, transactions, and forms

  (800) 841-1180

FINANCIAL ADVISORS, CONSULTANTS, AND INSTITUTIONS

Speak with your regional Royce contact regarding:

•	Scheduling a meeting or call

•	Information about our firm, strategies, and funds

•	Resources for financial professionals, such as portfolio attribution reports

(800) 337-6923

AUTOMATED ACCOUNT INFORMATION

24-hour Automated Telephone Service

(800) 787-6923

OE-REP-1222

Item 2.	Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the Registrant did not: (i) amend any provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or (ii) grant any waiver, including an implicit waiver, from a provision of such code of ethics to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
Item 3.	Audit Committee Financial Expert.
(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert serving on its audit committee.
(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004, and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).
Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees:

Year ended December 31, 2022 - $294,345

Year ended December 31, 2021 - $288,574

(b)	Audit-Related Fees:

Year ended December 31, 2022 - $0

Year ended December 31, 2021 - $0

(c)	Tax Fees:

Year ended December 31, 2022 - $123,886 – Preparation of tax returns and excise tax review

Year ended December 31, 2021 - $121,457 – Preparation of tax returns and excise tax review

(d)	All Other Fees:

Year ended December 31, 2022 - $0

Year ended December 31, 2021 - $0

(e)(1)	Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or its investment adviser and its affiliates for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees associated with them. Any subsequent revision to already pre-approved services or fees are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant and/or its investment adviser and its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (i.e., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, only the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. The Registrant’s independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that the required pre-approval has been obtained from an individual member of the Audit Committee who is an independent Board member or the Chairman of the Audit Committee, as applicable. Each member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2) Not Applicable

(f)        Not Applicable

(g)       Year ended December 31, 2022 - $123,886

Year ended December 31, 2021 - $121,457

(h)	No such services were rendered during 2022 or 2021.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a)       See Item 1.

(b)       Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

[Signature page to follow.]

Pursuant to the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Christopher D. Clark

Christopher D. Clark

President

Date: February 28, 2023

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Treasurer

Date: February 28, 2023	Date: February 28, 2023